Exhibit 4.1

SERIES A PURCHASE CONTRACT AND PLEDGE AGREEMENT

Dated as of June 14, 2019

among

Dominion Energy, Inc.

and

Deutsche Bank Trust Company Americas,

as Purchase Contract Agent,

and

HSBC Bank USA, National Association,

as Collateral Agent, Custodial Agent and Securities Intermediary

i

Exhibit A —	Form of Corporate Units Certificate

Exhibit B —	Form of Treasury Units Certificate

Exhibit C —	Form of Cash Settled Units Certificate

Exhibit D —	Instruction to Purchase Contract Agent from Holder (To Create Treasury Units or Corporate Units)

Exhibit E —	Instruction to Purchase Contract Agent from Holder (To Create Cash Settled Units)

Exhibit F —	Notice from Purchase Contract Agent to Holders upon Termination Event

v

Exhibit G —	Instruction from Purchase Contract Agent to Collateral Agent (Creation of Treasury Units)

Exhibit H —	Instruction from Collateral Agent to Securities Intermediary (Creation of Treasury Units)

Exhibit I —	Instruction from Purchase Contract Agent to Collateral Agent (Creation of Cash Settled Units)

Exhibit J —	Instruction from Collateral Agent to Securities Intermediary (Creation of Cash Settled Units)

Exhibit K —	Instruction from Purchase Contract Agent to Collateral Agent (Recreation of Corporate Units)

Exhibit L —	Instruction from Collateral Agent to Securities Intermediary (Recreation of Corporate Units)

Exhibit M —	Instruction from Holder of Separate Shares of Convertible Preferred Stock to Custodial Agent Regarding Remarketing

Exhibit N —	Instruction from Holder of Separate Shares of Convertible Preferred Stock to Custodial Agent Regarding Withdrawal from Remarketing

Exhibit O —	Notification from Purchase Contract Agent to Collateral Agent Regarding Fundamental Change Early Settlement

Exhibit P —	Notice to Settle with Cash After Unsuccessful Final Remarketing

Exhibit Q —	Notice from Purchase Contract Agent to Collateral Agent (Settlement with Separate Cash)

Exhibit R —	Notice of Settlement with Separate Cash from Securities Intermediary to Purchase Contract Agent (Settlement with Separate Cash)

Exhibit S —	Instruction Given from the Purchase Contract Agent to the Transfer Agent

SERIES A PURCHASE CONTRACT AND PLEDGE AGREEMENT, dated as of June 14, 2019 among Dominion Energy, Inc., a Virginia corporation (the “Company”), Deutsche Bank Trust Company Americas, not individually, but acting solely as purchase contract agent for, and as attorney-in-fact of, the Holders from time to time of the Units (in such capacities, together with its successors and assigns in such capacities, the “Purchase Contract Agent”), and HSBC Bank USA, National Association, a national banking association, as collateral agent hereunder for the benefit of the Company (in such capacity, together with its successors in such capacity, the “Collateral Agent”), as custodial agent (in such capacity, together with its successors in such capacity, the “Custodial Agent”), and as securities intermediary (as defined in Section 8-102(a)(14) of the UCC) with respect to the Collateral Account (in such capacity, together with its successors in such capacity, the “Securities Intermediary”).

RECITALS

WHEREAS, the Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Units;

WHEREAS, all things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent, as provided in this Agreement, the valid obligations of the Company and the Holders, and to constitute these presents a valid agreement of the Company, in accordance with its terms, have been done;

WHEREAS, pursuant to the terms of this Agreement and the Purchase Contracts, the Holders of the Units have irrevocably authorized the Purchase Contract Agent, as attorney-in-fact of such Holders, among other things, to execute and deliver this Agreement on behalf of such Holders and to grant the Pledge provided herein of the Collateral to secure the Obligations.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.    Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)    the terms defined in this Article 1 have the meanings assigned to them in this Article 1 and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

(b)    all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States (“GAAP”);

(c)    the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

(d)    the following terms, which are defined in the UCC, shall have the meanings set forth therein: “certificated security,” “control,” “financial asset,” “entitlement order,” “securities account” and “security entitlement”; and

(e)    the following terms have the meanings given to them in this Section 1.01(e):

“Account Agreement” has the meaning set forth in Section 12.05.

“Act” has the meaning, with respect to any Holder, set forth in Section 1.04.

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

“Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977 , as amended, and the rules and regulations thereunder, and all similar laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Law” has the meaning set forth in Section 7.14(d).

“Applicable Market Value” means the average of the Daily VWAPs of the Common Stock during the Market Value Averaging Period, subject to Section 5.12; provided that if, by the open of trading on the second Scheduled Trading Day immediately preceding the Purchase Contract Settlement Date, 20 Trading Days for the Common Stock have not occurred during the period from, and including, the first day of the Market Value Averaging Period to, and including, such second Scheduled Trading Day, all remaining Trading Days in the Market Value Averaging Period shall be deemed to occur on such second Scheduled

Trading Day, and the Daily VWAP for each of those remaining Trading Days shall be the Daily VWAP on such second Scheduled Trading Day or, if such day is not a Trading Day, the Closing Price of the Common Stock as of such day.

“Applicable Ownership Interest in Convertible Preferred Stock” means a 1/10, or a 10%, undivided beneficial ownership interest in one share of Convertible Preferred Stock that is a component of a Corporate Unit.

“Applicable Ownership Interest in the Treasury Portfolio” means, with respect to a Corporate Unit and the Treasury Portfolio, (i) a 1/10, or a 10%, undivided beneficial ownership interest in $1,000 face amount of U.S. Treasury securities (or principal or interest strips thereof) included in the Treasury Portfolio that matures on or prior to the Purchase Contract Settlement Date and (ii) a 0.04375% undivided beneficial ownership interest in $1,000 face amount of U.S. Treasury securities (or principal or interest strips thereof) included in the Treasury Portfolio that mature on or prior to the Purchase Contract Settlement Date.

“Applicable Remarketing Period” means any of (i) any Optional Remarketing Period specified by the Company pursuant to Section 5.02(a) or (ii) the Final Remarketing Period, as the context requires.

“Applicants” has the meaning set forth in Section 7.12(b).

“Authorized Officer” means any Senior Officer, any Vice President, any Assistant Treasurer or any Assistant Corporate Secretary.

“Bankruptcy Code” means Title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

“Beneficial Owner” means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Depositary or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

“Blackout Period” means, the period (i) if the Company has elected to conduct an Optional Remarketing, from the close of business on the second Business Day immediately preceding the first day of an Optional Remarketing Period to and including the Remarketing Settlement Date of such Optional Remarketing Period or the date the Company announces that no Successful Optional Remarketing has occurred during such Optional Remarketing Period, (ii) following any Successful Remarketing and (iii) after the close of business on the second Business Day immediately preceding the first day of the Final Remarketing Period.

“Board of Directors” means the board of directors of the Company or a duly authorized committee of that board or, to the extent duly authorized by such board of directors to act on its behalf, one or more Senior Officers.

“Board Resolution” means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Purchase Contract Agent.

“Book-Entry Interest” means a beneficial interest in a Global Certificate, registered in the name of a Depositary or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Depositary as described in Section 3.06.

“Business Day” means any day other than a Saturday or a Sunday or any other day on which banking institutions and trust companies in New York City, New York are authorized or required by law or executive order to remain closed.

“Cash” or “cash” means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

“Cash Settled Unit” means, following the substitution of Cash for Pledged Applicable Ownership Interests in Convertible Preferred Stock as collateral to secure a Holder’s obligations under the Purchase Contract, the collective rights and obligations of a Holder of a Cash Settled Units Certificate in respect of such Cash, subject to the Pledge thereof, and the related Purchase Contract.

“Cash Settled Units Certificate” means a certificate evidencing the rights and obligations of a Holder in respect of the number of Cash Settled Units specified on such certificate.

“Certificate” means a Corporate Units Certificate, a Treasury Units Certificate or a Cash Settled Units Certificate, as the case may be.

“close of business” means 5:00 p.m., New York City time.

“Closing Price” per share of Common Stock means, on any date of determination, the closing sale price (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Closing Price” shall be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by OTC Markets Group

Inc. or similar organization. If the Common Stock is not so quoted, the “Closing Price” shall be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means the collective reference to:

(i)    the Collateral Account and all investment property and other financial assets and Cash from time to time credited to the Collateral Account and all security entitlements with respect thereto (other than the Applicable Ownership Interests in the Treasury Portfolio as specified in clause (ii) of the definition of Applicable Ownership Interests in the Treasury Portfolio), including, without limitation, (A) the Applicable Ownership Interests in Convertible Preferred Stock and security entitlements relating thereto (and the Convertible Preferred Stock and security entitlements relating thereto delivered to the Collateral Agent in respect of such Applicable Ownership Interests in Convertible Preferred Stock, (B) the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio) of the Holders with respect to the Treasury Portfolio that is a component of the Corporate Units from time to time and security entitlements relating thereto, (C) any Treasury Securities Transferred to the Securities Intermediary from time to time in connection with the creation of Treasury Units in accordance with Section 3.13 hereof and (D) any Cash transferred to the Securities Intermediary from time to time in connection with the creation of Cash Settled Units in accordance with Section 3.14 hereof or following an Unsuccessful Final Remarketing in accordance with Section 5.02(b)(vii);

(ii)    all Proceeds of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the pledgor or with respect to the pledgor), other than Dividend Payments on the Convertible Preferred Stock and any other income or distributions in respect of any shares of Convertible Preferred Stock, Pledged Applicable Ownership Interest in the Treasury Portfolio or Permitted Investments that Holders are entitled to receive pursuant to Section 4.01(a); and

(iii)    all powers and rights now owned or hereafter acquired under or with respect to the Collateral.

“Collateral Account” means the securities account of HSBC Bank USA, National Association, as Collateral Agent, maintained on the books of the Securities Intermediary and designated “HSBC as Collateral Agent for DE 2019 Series A Equity Units”, or any successor securities account of the Collateral Agent or a successor Collateral Agent.

“Collateral Agent” means the Person named as “Collateral Agent” in the first paragraph of this Agreement until a successor Collateral Agent shall have become such pursuant to this Agreement, and thereafter “Collateral Agent” shall mean the Person who is then the Collateral Agent hereunder.

“collateral event of default” has the meaning set forth in Section 13.01(b).

“Collateral Substitution” means (i) with respect to the Corporate Units, the substitution of each 10 Pledged Applicable Ownership Interests in Convertible Preferred Stock included in such Corporate Units with a Treasury Security or Cash or (ii) with respect to the Treasury Units, the substitution of each Treasury Security included in such Treasury Units with a share of Convertible Preferred Stock.

“Common Stock” means the common stock of the Company, no par value.

“Company” means the Person named as the “Company” in the first paragraph of this Agreement until a successor shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Company” shall mean such successor.

“Compounded Contract Adjustment Payments” has the meaning set forth in Section 5.10(a).

“Constituent Person” means, in respect of any Reorganization Event, a Person with which the Company is consolidated or into which the Company is merged or which merged into the Company or to which the relevant sale or transfer was made, as the case may be, in connection with such Reorganization Event.

“Contract Adjustment Payments” means the payments payable by the Company on the Payment Dates in respect of each Purchase Contract, at a rate per year of 5.50% of the Stated Amount per Purchase Contract.

“Convertible Preferred Stock” means the series of preferred stock of the Company designated as “1.75% Series A Cumulative Perpetual Convertible Preferred Stock,” without par value, with a liquidation preference of $1,000 per share created pursuant to the Preferred Stock Articles of Amendment.

“Corporate Trust Office” means the office of the Purchase Contract Agent at 60 Wall Street, 24th Floor, New York, NY 10005, or such other address as the Purchase Contract Agent may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Purchase Contract Agent as designated by written notice to the Holders and the Company (or such other address as such successor Purchase Contract Agent may designate from time to time by notice to the Holders and the Company).

“Corporate Unit” means the collective rights and obligations of a Holder of a Corporate Units Certificate in respect of the Applicable Ownership Interest in Convertible Preferred Stock or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject in each case (except that the Applicable Ownership Interest in the Treasury Portfolio as specified in clause (ii) of the definition thereof shall not be subject to the Pledge) to the Pledge thereof, and the related Purchase Contract.

“Corporate Units Certificate” means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Units specified on such certificate.

“Custodial Agent” means the Person named as Custodial Agent in the first paragraph of this Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Custodial Agent” shall mean the Person who is then the Custodial Agent hereunder.

“Daily VWAP” means, in respect of Common Stock, on any Trading Day, the per share volume weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “D <Equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading on such Trading Day until the scheduled close of trading on such Trading Day (or if such VWAP is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company).

“Depositary” means a clearing agency registered under Section 17A of the Exchange Act that is designated to act as Depositary for the Units as contemplated by Section 3.06 and Section 3.08.

“Depositary Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book entry transfers and pledges of securities deposited with the Depositary.

“Dividend Deficiency Event” means that the payment of all accumulated and unpaid dividends on the Convertible Preferred Stock (whether or not declared) on the June 1, 2022 Dividend Payment Date is not permitted under Virginia law.

“Dividend Payment” means, with respect to any Dividend Payment Date, the dividend payment on the Convertible Preferred Stock in respect of such Dividend Payment Date.

“Dividend Payment Date” has the meaning set forth in the Preferred Stock Articles of Amendment.

“DTC” means The Depository Trust Company.

“Early Settlement” has the meaning set forth in Section 5.06(a).

“Early Settlement Amount” has the meaning set forth in Section 5.06(b).

“Early Settlement Averaging Period” with respect to any Early Settlement means the 20 consecutive Trading Day period beginning on, and including, the Trading Day immediately following the relevant Early Settlement Date; provided that if, by the open of trading on the second Scheduled Trading Day immediately preceding the Purchase Contract Settlement Date, 20 Trading Days for the Common Stock have not occurred during the period from, and including, the first day of the Early Settlement Averaging Period to, and including, such second Scheduled Trading Day, all remaining Trading Days in the Early Settlement Averaging Period shall be deemed to occur on such second Scheduled Trading Day, and the Daily VWAP for each of those remaining Trading Days shall be the Daily VWAP on such second Scheduled Trading Day or, if such day is not a Trading Day, the Closing Price of the Common Stock as of such day.

“Early Settlement Date” has the meaning set forth in Section 5.06(b).

“Effective Date” has the meaning specified in Section 5.04(b).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Ex-Dividend Date” when used with respect to any issuance or distribution on the Common Stock or any other security, means the first date on which the Common Stock or such other security, as applicable, trades, regular way, on the principal U.S. securities exchange or quotation system on which the Common Stock or such other security, as applicable, is listed or quoted at that time, without the right to receive the issuance or distribution.

“Exchange Act” means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

“Exchange Property” has the meaning set forth in Section 5.12.

“Exchange Property Unit” means, in respect of any Reorganization Event, the kind and amount of Exchange Property receivable in such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the applicable settlement date) per share of Common Stock by a holder of Common Stock that is not a Constituent Person, or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by the Constituent Person and/or the Affiliates of the Constituent Person, on the one hand, and non-Affiliates of a Constituent Person, on the other hand.

“Expiration Date” has the meaning set forth in Section 1.04(e).

“Extension Period” has the meaning set forth in Section 5.10(a).

“Final Remarketing” means any Remarketing of the Convertible Preferred Stock that occurs during the Final Remarketing Period by the Remarketing Agent(s) pursuant to the Remarketing Agreement.

“Final Remarketing Period” means the five Business Day period beginning on, and including, the sixth Business Day, and ending on, and including, the second Business Day immediately preceding the Purchase Contract Settlement Date.

“Five-Day Average Price” means the average of the Daily VWAPs per share of Common Stock over the five consecutive Trading Day period ending on the second Trading Day immediately preceding the applicable Payment Date or other date in respect of which Contract Adjustment Payments are being paid.

“Fundamental Change” means the occurrence of any of the following:

(i)    a “person” or “group” within the meaning of Section 13(d) of the Exchange Act has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of shares of the Common Stock representing more than 50% of the voting power of the Common Stock;

(ii)    (A) the Company is involved in a consolidation with or merger into any other Person, or any merger of another Person into the Company, or any other similar transaction or series of related transactions (other than a merger, consolidation or similar transaction that does not result in the conversion or exchange of outstanding shares of Common Stock), in each case, in which 90% or more of the outstanding shares of Common Stock are exchanged for or converted into cash, securities or other property, greater than 10% of the value of which consists of cash, securities or other property that is not (or will not be upon or immediately following the effectiveness of such consolidation, merger or other transaction) common stock listed on the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their respective successors) or (B) the consummation of any sale, lease or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s consolidated assets to any Person other than one of the Company’s Subsidiaries;

(iii)    the Common Stock ceases to be listed on at least one of the New York Stock Exchange, the NASDAQ Global Select Market and the NASDAQ Global Market (or any of their respective successors); or

(iv)    the shareholders of the Company approve a liquidation, dissolution or termination of the Company.

“Fundamental Change Early Settlement” has the meaning set forth in Section 5.04(a).

“Fundamental Change Early Settlement Date” has the meaning set forth in Section 5.04(a).

“Fundamental Change Early Settlement Right” has the meaning set forth in Section 5.04(a).

“GAAP” has the meaning set forth in Section 1.01(b).

“Global Certificate” means a Certificate that evidences all or part of the Units and is registered in the name of the Depositary or a nominee thereof.

“Global Preferred Share” has the meaning set forth in the Preferred Stock Articles of Amendment.

“Hague Securities Convention” means the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, July 5, 2006, 17 U.S.T. 401, 46 I.L.M. 649.

“Holder” means, with respect to a Unit, the Person in whose name the Unit evidenced by a Certificate is registered in the Security Register.

“Increased Balance” has the meaning set forth in Section 12.07(b).

“Increased Conversion Rate” means, in connection with a Successful Remarketing, the conversion rate per share of the Convertible Preferred Stock rounded to the nearest one ten thousandth (0.0001) of one share of Common Stock that shall apply to the Convertible Preferred Stock as determined by the Company pursuant to the Remarketing Agreement.

“Increased Dividend Rate” means, in connection with a Successful Remarketing, the dividend rate per annum rounded to the nearest one thousandth (0.001) of one percent that the Convertible Preferred Stock shall bear as determined by the Company pursuant to the Remarketing Agreement.

“Increased Rates” means, collectively, in connection with a Successful Remarketing, the Increased Conversion Rate, if any, and the Increased Dividend Rate, if any.

“Indebtedness” means indebtedness of any kind of the Company unless the instrument under which such indebtedness is incurred expressly provides that it is on a parity in right of payment with or subordinate in right of payment to the Contract Adjustment Payments.

“Indemnitees” has the meaning set forth in Section 7.07(c).

“Issuer Order” or “Issuer Request” means a written order or request signed in the name of the Company by an Authorized Officer and delivered to the Purchase Contract Agent.

“Losses” has the meaning set forth in Section 15.08(b).

“Make-Whole Shares” has the meaning set forth in Section 5.04(a).

“Market Disruption Event” means (i) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Market Value Averaging Period” means the 20 consecutive Trading Day period beginning on, and including, the 21st Scheduled Trading Day immediately preceding the Purchase Contract Settlement Date.

“Maximum Settlement Rate” has the meaning set forth in Section 5.01(a).

“Minimum Stock Price” has the meaning set forth in Section 5.04(b).

“NYSE” means The New York Stock Exchange and its successors.

“Obligations” means, with respect to each Holder, all obligations and liabilities of such Holder under such Holder’s Purchase Contract and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Holder, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary that are required to be paid by the Holder pursuant to the terms of any of the foregoing agreements).

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Officer’s Certificate” means a certificate signed by an Authorized Officer of the Company and delivered to the Purchase Contract Agent. Any Officer’s Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement shall include the information set forth in the second paragraph of Section 1.02 hereof.

“open of business” means 9:00 a.m., New York City time.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel to the Company (and who may be an employee of the Company). An opinion of counsel may rely on certificates as to matters of fact.

“Optional Remarketing” means any Remarketing of the Convertible Preferred Stock that occurs during the Optional Remarketing Window by the Remarketing Agent(s) pursuant to the Remarketing Agreement.

“Optional Remarketing Date” means the date the Convertible Preferred Stock offered in an Optional Remarketing are priced by the Remarketing Agent(s).

“Optional Remarketing Period” has the meaning specified in Section 5.02(a).

“Optional Remarketing Settlement Date” means the second Business Day following the Optional Remarketing Date, or such other date the Company and the Remarketing Agent agree to.

“Optional Remarketing Window” means the period from and including February 25, 2022 ending on and including May 13, 2022.

“Outstanding” means, as of any date of determination, all Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

(i)    all Units, if a Termination Event has occurred;

(ii)    Units evidenced by Certificates theretofore cancelled by the Purchase Contract Agent or delivered to the Purchase Contract Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

(iii)    Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Purchase Contract Agent proof satisfactory to it that such Certificate is held by a protected purchaser in whose hands the Units evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of the Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding Units, except that, in determining whether the Purchase Contract Agent shall be authorized and protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Units that a Responsible Officer of the Purchase Contract Agent actually knows to be so owned shall be so disregarded. Units so owned that have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the Purchase Contract Agent the pledgee’s right so to act with respect to such Units and that the pledgee is not the Company or any Affiliate of the Company.

“Payment Date” means March 1, June 1, September 1 and December 1 of each year, commencing September 1, 2019.

“Permitted Investments” means any one of the following, but, except for clause (4) below, in any case each investment shall not exceed 5% of the total debt outstanding of any single issuer:

(1)    any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

(2)    time deposits or certificates of deposit with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million at the time of deposit and having a rating at the time of deposit at least equal to “A-1” by Standard & Poor’s Ratings Services (“S&P”) and at least equal to “P-1” by Moody’s Investors Service, Inc. (“Moody’s”) (and which may include the institution acting as the Collateral Agent);

(3)    investments in commercial paper, other than commercial paper issued by the Company or its Affiliates, of any corporation incorporated under the laws of the United States or any State thereof, which commercial paper has a rating at the time of purchase at least equal to “A-1” by S&P or at least equal to “P-1” by Moody’s; and

(4)    investments in money market funds (including, but not limited to, money market funds managed by the institution acting as the Collateral Agent or an affiliate of the institution acting as the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody’s.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

“Plan” means an employee benefit plan that is subject to Title I of ERISA; a plan or individual retirement account that is subject to Section 4975 of the Code; a governmental plan, church plan or foreign plan that is not subject to the provisions of Title I of ERISA or Section 4975 of the Code but is subject to similar federal, state, local or foreign laws that are substantively similar or are of similar effect as Title I of ERISA or Section 4975 of the Code; or any entity whose assets are considered assets of any such plan.

“Pledge” means the lien and security interest in the Collateral created by this Agreement.

“Pledge Indemnitees” has the meaning set forth in Section 15.08(b).

“Pledged Applicable Ownership Interests in Convertible Preferred Stock” means the Applicable Ownership Interests in Convertible Preferred Stock and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

“Pledged Applicable Ownership Interests in the Treasury Portfolio” means the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of such term) and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

“Pledged Cash” means the Cash credited to the Collateral Account and not then released from the Pledge.

“Pledged Convertible Preferred Share” has the meaning set forth in Section 12.07(b).

“Pledged Treasury Securities” means Treasury Securities and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

“Predecessor Corporate Units Certificate” of any particular Corporate Units Certificate means every previous Corporate Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Corporate Units evidenced thereby; and, for the purposes of this definition, any Corporate Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Corporate Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Corporate Units Certificate.

“Predecessor Treasury Units Certificate” of any particular Treasury Units Certificate means every previous Treasury Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Treasury Units evidenced thereby; and, for the purposes of this definition, any Treasury Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Treasury Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Treasury Units Certificate.

“Preferred Stock Articles of Amendment” means the articles of amendment, effective as of June 14, 2019, to the Company’s Articles of Incorporation, as amended and restated, creating the Convertible Preferred Stock, as it may be amended or supplemented from time to time.

“Primary Treasury Dealer” means a primary U.S. government securities dealer.

“Pro Rata” or “pro-rata” shall mean pro rata to each Holder according to the aggregate Stated Amount of the Units held by such Holder in relation to the aggregate Stated Amount of all Units Outstanding.

“Pro Rata Portion” of each Treasury Unit on any date means a fraction, expressed as a percentage rounded to the nearest one-thousandth of a percent, the numerator of which is one and the denominator of which is the total number of Treasury Units outstanding on such date.

“Proceeds” has the meaning ascribed thereto in the UCC and includes, without limitation, all interest, dividends, Cash, instruments, securities, financial assets and other property received, receivable or otherwise distributed upon the sale (including, without limitation, any Remarketing), exchange, collection, maturity or disposition of any financial assets from time to time credited to the Collateral Account.

“Prospectus” means the prospectus relating to the delivery of shares or any securities in connection with an Early Settlement pursuant to Section 5.06 or a Fundamental Change Early Settlement of Purchase Contracts pursuant to Section 5.04, in the form in which first filed, or transmitted for filing, with the Securities and Exchange Commission after the effective date of the Registration Statement pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein as of the date of such Prospectus.

“Purchase Contract” means, with respect to any Unit, the contract forming a part of such Unit and obligating the Company to (i) sell, and the Holder of such Unit to purchase, shares of Common Stock and (ii) pay the Holder thereof Contract Adjustment Payments, subject to the Company’s right to defer Contract Adjustment Payments pursuant to Section 5.10, in each case on the terms and subject to the conditions set forth in Article 5 hereof.

“Purchase Contract Agent” means the Person named as the “Purchase Contract Agent” in the first paragraph of this Agreement until a successor Purchase Contract Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Purchase Contract Agent” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

“Purchase Contract Settlement Date” means June 1, 2022.

“Purchase Price” has the meaning set forth in Section 5.01(a).

“Quotation Agent” means any Primary Treasury Dealer selected by the Company.

“Record Date” for any distribution and any Contract Adjustment Payment payable on any Payment Date means the fifteenth day of the month immediately preceding the calendar month in which the relevant Payment Date falls (whether or not a Business Day) or if the Units are held in global book-entry form, the “Record Date” means the Business Day immediately preceding the applicable Payment Date; provided that for purposes of Section 5.11, “Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock (or other applicable security) have the right to receive any cash, securities or other property or in which the Common Stock (or such other security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock (or such other security) entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors, by statute, by contract or otherwise).

“Reduced Balance” has the meaning set forth in Section 12.07(b).

“Reference Dividend” has the meaning set forth in Section 5.11(d).

“Reference Price” has the meaning set forth in Section 5.01(a).

“Registration Statement” means (i) in respect of any Early Settlement or Fundamental Change Early Settlement, a registration statement under the Securities Act prepared by the Company covering, inter alia, the delivery by the Company of any securities in connection with an Early Settlement on the Early Settlement Date or a Fundamental Change Early Settlement on the Fundamental Change Early Settlement Date under Section 5.04(a), and (ii) in respect of any Contract Adjustment Payment made in shares of Common Stock (in whole or in part), a registration statement under the Securities Act prepared by the Company covering, inter alia, the issuance of or resales of shares of Common Stock issued as a Contract Adjustment Payment pursuant to Section 5.09(e), in each case, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement, and any post-effective amendments thereto.

“Released Share” has the meaning set forth in Section 12.07(b).

“Remarketing” means any remarketing of the Convertible Preferred Stock pursuant to the Remarketing Agreement.

“Remarketing Agent(s)” has the meaning set forth in the Preferred Stock Articles of Amendment.

“Remarketing Agreement” means a Remarketing Agreement to be entered into between the Company and one or more Remarketing Agents setting forth the terms of a Remarketing.

“Remarketing Date” means the date the Convertible Preferred Stock offered in an Optional Remarketing Period or the Final Remarketing Period are priced by the Company and the Remarketing Agent(s).

“Remarketing Fee” means, in the event of a Successful Remarketing, a remarketing fee, if any, paid to the Remarketing Agent(s) to be agreed upon in writing by the Company and the Remarketing Agent(s) prior to any Remarketing pursuant to the Remarketing Agreement.

“Remarketing Price” means (i) in the case of an Optional Remarketing, 100% of the sum of the Treasury Portfolio Purchase Price and the Separate Shares Purchase Price (if any) and (ii) in the case of the Final Remarketing, $1,000 multiplied by the aggregate number of shares of Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock and Separate Shares of Convertible Preferred Stock being remarketed.

“Remarketing Price Per Share” means, for each share of Convertible Preferred Stock, an amount in Cash equal to the quotient of the Treasury Portfolio Purchase Price divided by the number of shares of Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock that are held as components of Corporate Units and remarketed in an Optional Remarketing.

“Remarketing Settlement Date” means (i) in the case of a Successful Optional Remarketing occurring during an Optional Remarketing Period, the Optional Remarketing Settlement Date and (ii) in the case of the Final Remarketing, the Purchase Contract Settlement Date, in each case, or such other date as the Company and the Remarketing Agent agree to.

“Reorganization Event” has the meaning specified in Section 5.12

“Responsible Officer” means, when used with respect to the Purchase Contract Agent, any officer of the Purchase Contract Agent assigned to the Corporate Trust Administration unit (or any successor unit, department or division of the Purchase Contract Agent) of the Purchase Contract Agent located at the Corporate Trust Office of the Purchase Contract Agent who has direct responsibility for the administration of this Agreement and also means, with respect to a particular corporate trust matter, any other officer, trust officer or person performing similar functions to whom such matter is referred because of his or her knowledge of and familiarity of the particular subject and who shall have direct responsibility for this Agreement.

“Rule 144” means Rule 144 as promulgated under the Securities Act.

“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person described in clause (a) or (b) above.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC or the U.S. Department of State.

“Scheduled Trading Day” means any day that is scheduled to be a Trading Day.

“Securities Act” means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

“Securities Intermediary” means the Person named as Securities Intermediary in the first paragraph of this Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Securities Intermediary” shall mean such successor or any subsequent successor.

“Security Register” and “Security Registrar” have the respective meanings set forth in Section 3.05.

“Senior Officer” means the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, the Treasurer, the Corporate Secretary or the General Counsel of the Company.

“Separate Shares of Convertible Preferred Stock” means shares of Convertible Preferred Stock that have been released from the Pledge pursuant to the terms hereof and therefore no longer underlie Corporate Units.

“Separate Shares Purchase Price” means, for the shares of Convertible Preferred Stock remarketed in any Optional Remarketing, the amount in Cash equal to the product of (i) the Remarketing Price Per Share and (ii) the aggregate number of Separate Shares of Convertible Preferred Stock remarketed in such Optional Remarketing.

“Settlement Rate” has the meaning set forth in Section 5.01(a).

“Spin-Off” has the meaning specified in Section 5.11(c)(2).

“Stated Amount” means $100.

“Stock Price” has the meaning specified in Section 5.04(b).

“Subjected Share” has the meaning set forth in Section 12.07(b).

“Subsidiary” means a corporation, partnership, limited liability company or other entity more than 50% of the outstanding voting equity of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, “voting equity” means stock or other ownership interests having ordinary voting power for the election of directors or other managers of a corporation, partnership, limited liability company or other entity, whether at all times or only so long as no senior class of stock or other ownership interests has such voting power by reason of any contingency.

“Successful Final Remarketing” has the meaning set forth in Section 5.02(b)(v).

“Successful Optional Remarketing” has the meaning set forth in Section 5.02(a)(iv).

“Successful Remarketing” means, as applicable, a Successful Optional Remarketing or a Successful Final Remarketing.

“Termination Date” means the date, if any, on which a Termination Event occurs.

“Termination Event” means the occurrence of any of the following events:

(i) at any time on or prior to the Purchase Contract Settlement Date, the Company institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof and if such proceeding, judgment, petition or order shall have been entered more than 60 days prior to the Purchase Contract Settlement Date, such proceeding, judgment, petition or order shall have continued undischarged and unstayed for a period of 60 days; or

(ii) at any time on or prior to the Purchase Contract Settlement Date, the Company seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets.

“TRADES” means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

“TRADES Regulations” means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

“Trading Day” means (a) a day (i) on which the NYSE, or , if the Common Stock is not then listed on the NYSE, the principal exchange or quotation system on which the Common Stock is listed or admitted for trading, is scheduled to open for business and (ii) on which there has not occurred or does not exist a Market Disruption Event, or (b) if the Common Stock is not so listed or admitted for trading, a “Trading Day” means a Business Day.

“Transfer” means (i) in the case of certificated securities in registered form, delivery as provided in Section 8-301(a) of the UCC, indorsed to the transferee or in blank by an effective endorsement; (ii) in the case of Treasury

Securities, registration of the transferee as the owner of such Treasury Securities on TRADES; and (iii) in the case of security entitlements, including, without limitation, security entitlements with respect to Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee’s securities account.

“Transfer Agent” means Broadridge Corporation Issuer Solutions, Inc. as registrar and transfer agent for the Convertible Preferred Stock, or any successor thereto as described in the Preferred Stock Articles of Amendment.

“Treasury Portfolio” means:

(i) U.S. Treasury securities (or principal or interest strips thereof) that mature on or prior to the Purchase Contract Settlement Date in an aggregate amount at maturity equal to $1,000 multiplied by the number of shares of Convertible Preferred Stock underlying Applicable Ownership Interests in Convertible Preferred Stock included in the Corporate Units on the Optional Remarketing Date; and

(ii) U.S. Treasury securities (or principal or interest strips thereof) that mature on or prior to the Purchase Contract Settlement Date in an aggregate amount equal to the Dividend Payment that would have been due on such date (without giving effect to any increase of the dividend rate following a Successful Remarketing, and whether or not such dividend is authorized or declared) on the shares underlying the undivided beneficial ownership interests in the shares of Convertible Preferred Stock underlying Applicable Ownership Interests in Convertible Preferred Stock included in the Corporate Units on the Optional Remarketing Date,

provided that if the U.S. Treasury securities (or principal or interest strips thereof) that are to be included in the Treasury Portfolio in connection with a Successful Optional Remarketing have a yield that is less than zero, the Treasury Portfolio shall consist of an amount in Cash equal to the aggregate principal amount at maturity of the U.S. Treasury securities described above, in which case references herein to a “U.S. Treasury security” and “U.S. Treasury securities (or principal and interest strips thereof)” in connection with the Treasury Portfolio shall, thereafter, be deemed to be references to such amount of Cash.

“Treasury Portfolio Purchase Price” means the lowest aggregate ask-side price quoted by a primary U.S. government securities dealer in New York City to the Quotation Agent between 9:00 a.m. and 4:00 p.m., New York City time, on the Optional Remarketing Date for the purchase of the Treasury Portfolio for settlement on the Optional Remarketing Settlement Date; provided that if the Treasury Portfolio consists of Cash, “Treasury Portfolio Purchase Price” means the amount thereof.

“Treasury Security” means a zero-coupon U.S. Treasury security with a principal amount of $1,000 that matures on or prior to June 1, 2022 (e.g., CUSIP No. 912820V46).

“Treasury Unit” means, following the substitution of a Treasury Security for Pledged Applicable Ownership Interests in Convertible Preferred Stock as collateral to secure a Holder’s obligations under the Purchase Contract, the collective rights and obligations of a Holder of a Treasury Units Certificate in respect of a 1/10 undivided beneficial ownership interest in a Treasury Security, subject to the Pledge thereof, and the related Purchase Contract.

“Treasury Units Certificate” means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Units specified on such certificate.

“UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time.

“Underwriters” means the underwriters identified in Schedule II to the Underwriting Agreement.

“Underwriting Agreement” means the Underwriting Agreement, dated June 11, 2019, among the Company and Goldman Sachs & Co. LLC, Barclays Capital Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as representatives of the Underwriters, relating to the sale of Corporate Units.

“Unit” means a Corporate Unit, a Cash Settled Unit or a Treasury Unit, as the case may be.

“Units Prospectus” means the Prospectus Supplement dated June 11, 2019, to the Prospectus dated June 30, 2017, which is a part of the registration statement on Form S-3 (No. 333-219088), filed by the Company with the Securities and Exchange Commission.

“Unsuccessful Final Remarketing” has the meaning set forth in Section 5.02(b)(vii).

“Unsuccessful Optional Remarketing” has the meaning set forth in Section 5.02(a)(vi).

“Unsuccessful Remarketing” means, as applicable, an Unsuccessful Optional Remarketing or an Unsuccessful Final Remarketing.

“Valuation Period” has the meaning set forth in Section 5.11(c)(2).

“Value” means, with respect to any item of Collateral on any date, as to (1) Cash, the amount thereof, (2) Treasury Securities, the aggregate principal amount thereof at maturity, (3) Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio), the appropriate aggregate percentage of the aggregate principal amount at maturity of the Treasury Portfolio and (4) Applicable Ownership Interests in Convertible Preferred Stock, $1,000 multiplied by the aggregate number of the underlying shares of Convertible Preferred Stock.

“Vice President” means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

Section 1.02.    Compliance Certificates and Opinions. Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Purchase Contract Agent or the Collateral Agent to take any action in accordance with any provision of this Agreement, the Company shall furnish to the Purchase Contract Agent or the Collateral Agent an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

(a)    a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b)    a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c)    a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d)    a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03.    Form of Documents Delivered to Purchase Contract Agent or Collateral Agent. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

Section 1.04.    Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Purchase Contract Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01) conclusive in favor of the Purchase Contract Agent and the Company, if made in the manner provided in this Section 1.04.

(b)    The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Purchase Contract Agent deems sufficient.

(c)    The ownership of Units shall be proved by the Security Register.

(d)    Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Unit shall bind every future Holder of the same Unit and the Holder of every Certificate evidencing such Unit issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Purchase Contract Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

(e)    The Company may set any date as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Corporate Units, the Outstanding Treasury Units and the Outstanding Cash Settled Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Corporate Units, the Treasury Units or the Cash Settled Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken prior to or on the applicable Expiration Date by Holders of the requisite number of Outstanding Units on such record date. Nothing contained in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing contained in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Purchase Contract Agent in writing and to each Holder in the manner set forth in Section 1.06.

With respect to any record date set pursuant to this Section 1.04(e), the Company may designate any date as the “Expiration Date” and from time to time may change the Expiration Date to any later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Purchase Contract Agent in writing, and to each Holder in the manner set forth in Section 1.06, prior to or on the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section 1.04, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

Section 1.05.    Notices. All notices, requests, consents, directions, instructions and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or other electronic methods or personally delivered or, mailed by first-class mail (registered or certified, return receipt requested) or overnight air courier guaranteeing next day delivery.

Each of the Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail (in PDF format), facsimile transmission or other similar unsecured electronic methods; provided, however, that (a) the party providing such written instructions or directions, subsequent to such transmission, shall provide the originally executed instructions or directions to the Purchase Contract Agent, Collateral Agent, Custodial Agent or Securities Intermediary, as applicable, in a timely manner, and (b) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions. If the party elects to give the Purchase Contract Agent, Collateral Agent, Custodial Agent or Securities Intermediary e-mail or facsimile instructions (or instructions by a similar electronic method) and the Purchase Contract Agent, Collateral Agent, Custodial Agent or Securities Intermediary in its discretion elects to act upon such instructions or directions, the Purchase Contract Agent, Collateral Agent, Custodial Agent or Securities Intermediary’s understanding of such instructions or directions shall be deemed controlling. The Purchase Contract Agent, Collateral Agent, Custodial Agent or Securities Intermediary shall not be liable for any losses, costs or expenses arising directly or indirectly from the Purchase Contract Agent, Collateral Agent, Custodial Agent or Securities Intermediary’s reliance upon and compliance with such instructions or directions notwithstanding whether such instructions or directions conflict or are inconsistent with a subsequent written instruction or direction or the subsequent written instruction or direction is never received. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Purchase Contract Agent, Collateral Agent, Custodial Agent or Securities Intermediary including, without limitation, the risk of any such entity acting on unauthorized instructions or directions and the risk of interception and misuse by third parties. The Company shall use all reasonable endeavors to ensure that any such notices, instructions, directions or other communications transmitted to the Purchase Contract Agent, Collateral Agent, Custodial Agent or Securities Intermediary pursuant to this Agreement are complete and correct. Any such notices, instructions, directions or other communications shall be conclusively deemed to be valid instructions from the Company to the Purchase Contract Agent, Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, for the purposes of this Agreement.

The Purchase Contract Agent shall send to the Transfer Agent at the following address a copy of any notices in the form of Exhibits D, E, F, G, I or K it sends or receives or any notice given by the Purchase Contract Agent to the Transfer Agent in the form of Exhibit S:

Broadridge Corporate Issuer Solutions

51 Mercedes Way

Edgewood, NY 11717

Attn: Corporate Actions

Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company’s agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of the Depositary or the nominee of the Depositary, the Company or the Company’s agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

Section 1.06.    Notice to Holders; Waiver. Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Purchase Contract Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Purchase Contract Agent shall constitute a sufficient notification for every purpose hereunder.

Notwithstanding the foregoing or any other provision of this Agreement to the contrary, whenever notice is required to be given with respect to a Unit represented by a Global Certificate, such notice shall be sufficiently given if given to the Depositary for such Global Certificate (or its designee) pursuant to customary procedures of such Depositary.

Section 1.07.    Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.08.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary, and the Holders from time to time of the Units, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Purchase Contract Agent.

Section 1.09.     Separability Clause. In case any provision in this Agreement or in the Units shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

Section 1.10.    Benefits of Agreement. Nothing contained in this Agreement or in the Units, express or implied, shall give to any Person, other than (x) the parties hereto and their successors hereunder, (y) to the extent provided hereby, the Holders, and (z) to the extent set forth in Section 3.06, the Beneficial Owners, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

Section 1.11.    Governing Law; Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT, THE UNITS AND THE PURCHASE CONTRACTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF TO THE EXTENT THAT A DIFFERENT LAW WOULD GOVERN AS A RESULT.

Each of the parties hereto irrevocably consents and agrees, for the benefit of the Holders from time to time of the Units and the Purchase Contracts, and the other parties hereto, that any legal action, suit or proceeding against it with respect to obligations, liabilities or any other matter arising out of or in connection with this Agreement, the Units or the Purchase Contracts may be brought in the courts of the State of New York or the courts of the United States, in each case located in the Borough of Manhattan, New York City, New York and hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues.

Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement, the Units or the Purchase Contracts brought in the courts of the State of New York or the courts of the United States, in each case, located in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each party further waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such person at such person’s address for purposes of notices hereunder.

EACH PARTY HERETO, AND EACH HOLDER OF A UNIT BY ACCEPTANCE THEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT, THE UNITS, THE PURCHASE CONTRACTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 1.12.    Legal Holidays. In any case where any Payment Date shall not be a Business Day (notwithstanding any other provision of this Agreement or the Units), Contract Adjustment Payments, deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon), and other distributions shall not be paid on such date, but Contract Adjustment Payments, deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) and such other distributions shall be paid on the next succeeding Business Day, with the same force and effect as if made on such scheduled Payment Date; provided that no interest or other amount shall accrue or be payable by the Company or to any Holder in respect of any such delay.

In any case where the Purchase Contract Settlement Date or any Early Settlement Date or Fundamental Change Early Settlement Date shall not be a Business Day (notwithstanding any other provision of this Agreement or the Units), Purchase Contracts shall not be performed and Early Settlement or Fundamental Change Early Settlement shall not be effected on such date, but Purchase Contracts shall be performed or Early Settlement or Fundamental Change Early Settlement shall be effected, as applicable, on the next succeeding Business Day with the same force and effect as if made on such Purchase Contract Settlement Date, Early Settlement Date or Fundamental Change Early Settlement Date, as applicable.

Section 1.13.    Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 1.14.    Inspection of Agreement. Upon reasonable prior written notice, a copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder or Beneficial Owner.

Section 1.15.    Appointment of Financial Institution as Agent for the Company. The Company may appoint a financial institution (which may be the Collateral Agent, provided that it shall have accepted such appointment) to act as its agent in performing its obligations and in accepting and enforcing performance of the obligations of the Purchase Contract Agent and the Holders, under this Agreement and the Purchase Contracts, by giving notice of such appointment in the manner provided in Section 1.05 hereof. Any such appointment shall not relieve the Company in any way from its obligations hereunder.

Section 1.16.    No Waiver. No failure on the part of the Company, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Company, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

ARTICLE 2

CERTIFICATE FORMS

Section 2.01.    Forms of Certificates Generally. The Certificates (including the form of Purchase Contract forming part of each Unit evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto (in the case of Corporate Units Certificates), Exhibit B hereto (in the case of Treasury Units Certificates) or Exhibit C hereto (in the case of Cash Settled Units Certificates), with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units are listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

The definitive Certificates shall be produced in any manner as determined by the officers of the Company executing the Units evidenced by such Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend substantially in the form set forth in Exhibit A, Exhibit B and Exhibit C for a Global Certificate.

Section 2.02.    Form of Purchase Contract Agent’s Certificate of Authentication. The form of the Purchase Contract Agent’s certificate of authentication of the Units shall be in substantially the form set forth on the form of the applicable Certificates.

ARTICLE 3

THE UNITS

Section 3.01.    Amount; Form and Denominations. The aggregate number of Units evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to 14,000,000 Units (as increased by the number of Units, if any, with respect to which the Underwriters exercise their over-allotment option pursuant to the Underwriting Agreement), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.04, Section 3.05, Section 3.06, Section 3.10, Section 3.13, Section 3.15 or Section 8.05.

The Certificates shall be issuable only in registered form and only in denominations of a single Corporate Unit, Treasury Unit or Cash Settled Unit and any integral multiple thereof.

Section 3.02.    Rights and Obligations Evidenced by the Certificates. Each Corporate Units Certificate shall evidence the number of Corporate Units specified therein, with each such Corporate Unit representing (1) the ownership by the Holder thereof of an Applicable Ownership Interest in Convertible Preferred Stock or an Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject to the Pledge of such Applicable Ownership Interest in Convertible Preferred Stock or Applicable Ownership Interest in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio), as the case may be, by such Holder pursuant to this Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent is hereby authorized, as attorney-in-fact for, and on behalf of, the Holder of each Corporate Unit, to pledge, pursuant to Article 11 hereof, the Applicable Ownership Interest in Convertible Preferred Stock, or the Applicable Ownership Interest in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable

Ownership Interest in the Treasury Portfolio), forming a part of such Corporate Unit to the Collateral Agent, for the benefit of the Company, and to grant to the Collateral Agent, as agent of and for the benefit of the Company, a security interest in the right, title and interest of such Holder in such Applicable Ownership Interest in Convertible Preferred Stock or such Applicable Ownership Interest in the Treasury Portfolio to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock. To effect such Pledge and grant such security interest, the Transfer Agent, on behalf of the Purchase Contract Agent, on behalf of the Holders of Corporate Units has, on the date hereof, delivered to the Collateral Agent the Applicable Ownership Interests in Convertible Preferred Stock.

Upon the formation of a Treasury Unit pursuant to Section 3.13, each Treasury Units Certificate shall evidence the number of Treasury Units specified therein, with each such Treasury Unit representing (1) the ownership by the Holder thereof of an undivided beneficial ownership interest in the Treasury Security, subject to the Pledge of such interest by such Holder pursuant to this Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent is hereby authorized, as attorney-in-fact for, and on behalf of, the Holder of each Treasury Unit, to pledge, pursuant to Article 11 hereof, such Holder’s interest in the Treasury Security forming a part of such Treasury Unit to the Collateral Agent, as agent of and for the benefit of the Company, and to grant to the Collateral Agent, for the benefit of the Company, a security interest in the right, title and interest of such Holder in such Treasury Security to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock.

Upon the formation of a Cash Settled Unit pursuant to Section 3.14, each Cash Settled Units Certificate shall evidence the number of Cash Settled Units specified therein, with each such Cash Settled Unit representing (1) the ownership by the Holder thereof of $100 Cash, subject to the Pledge of such Cash by such Holder pursuant to this Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent is hereby authorized, as attorney-in-fact for, and on behalf of, the Holder of each Cash Settled Unit, to pledge, pursuant to Article 11 hereof, such Holder’s Cash forming a part of such Cash Settled Unit to the Collateral Agent, as agent of and for the benefit of the Company, and to grant to the Collateral Agent, for the benefit of the Company, a security interest in the right, title and interest of such Holder in such Cash to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock.

Prior to the purchase and delivery of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holder of a Unit to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or distributions or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as a shareholder of the Company.

Section 3.03.    Execution, Authentication; Delivery and Dating. Subject to the provisions of Section 3.13, Section 3.14 and Section 3.15 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Purchase Contract Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication, execution on behalf of the Holders and delivery of such Certificates, and the Purchase Contract Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

The Certificates shall be executed on behalf of the Company by an Authorized Officer of the Company. The signature of any such Authorized Officer on the Certificates may be manual or facsimile.

Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual or facsimile signature of an authorized officer of the Purchase Contract Agent, as such Holder’s attorney-in-fact. Such signature by an authorized officer of the Purchase Contract Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

Each Certificate shall be dated the date of its authentication.

No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Purchase Contract Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

Section 3.04.    Temporary Certificates. Pending the preparation of definitive Certificates, the Company may execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A, Exhibit B or Exhibit C hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Corporate Units, Treasury Units or Cash Settled Units, as the case may be, are listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Units as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Units evidenced thereby as definitive Certificates.

Section 3.05. Registration; Registration of Transfer and Exchange. The Purchase Contract Agent shall keep at the Corporate Trust Office a register (the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of Certificates and of transfers of Certificates (the Purchase Contract Agent, in such capacity, the “Security Registrar”). The Security Registrar shall record separately the registration and transfer of the Certificates evidencing Corporate Units, Treasury Units and Cash Settled Units.

Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like number of Corporate Units, Treasury Units or Cash Settled Units, as the case may be.

At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Corporate Units, Treasury Units or Cash Settled Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Corporate Units, Treasury Units or Cash Settled Units, as the case may be, and be entitled to the same benefits and subject to the same obligations under this Agreement as the Corporate Units, Treasury Units or Cash Settled Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Purchase Contract Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Purchase Contract Agent duly executed by the Holder thereof or its attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Purchase Contract Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Section 3.04, Section 3.06 and Section 8.05 not involving any transfer.

Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate in exchange for any other Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earliest to occur of any Early Settlement Date with respect to such Certificate, any Fundamental Change Early Settlement Date with respect to such Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent, or, in the case of Applicable Ownership Interests in the Convertible Preferred Stock, the Transfer Agent acting on behalf of the Purchase Contract Agent upon receipt of an instruction from the Purchase Contract Agent substantially in the form of Exhibit S attached hereto, shall:

(a)    if the Purchase Contract Settlement Date, an Early Settlement Date or a Fundamental Change Early Settlement Date with respect to such other Certificate (or portion thereof) has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such other Certificate (or portion thereof); and

(b)    if a Termination Event, Early Settlement, or Fundamental Change Early Settlement shall have occurred prior to the Purchase Contract Settlement Date, Transfer the Applicable Ownership Interests in the Convertible Preferred

Stock, the Cash, the Treasury Security or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, underlying such Certificate, in each case subject to the applicable conditions and in accordance with the applicable provisions of Section 3.16 and Article 5 hereof.

Section 3.06.    Book-entry Interests. The Certificates will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or its custodian by, or on behalf of, the Company. The Company hereby designates DTC as the initial Depositary. Such Global Certificates shall initially be registered on the Security Register in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner’s interest in such Global Certificate, except as provided in Section 3.09. The Purchase Contract Agent shall enter into an agreement with the Depositary if so requested by the Company. Following the issuance of such Global Certificates and unless and until definitive, and fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.09:

(a)    the provisions of this Section 3.06 shall be in full force and effect;

(b)    the Company and the Purchase Contract Agent shall be entitled to deal with the Depositary for all purposes of this Agreement (including, without limitation, making Contract Adjustment Payments and receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Certificates and shall have no obligation to the Beneficial Owners; provided that a Beneficial Owner may directly enforce against the Company, without any consent, proxy, waiver or involvement of the Depositary of any kind, such Beneficial Owner’s right to receive a definitive Certificate representing the Units beneficially owned by such Beneficial Owner, as set forth in Section 3.09;

(c)    to the extent that the provisions of this Section 3.06 conflict with any other provisions of this Agreement, the provisions of this Section 3.06 shall control; and

(d)    except as set forth in the proviso of clause (b) of this Section 3.06, the rights of the Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary or the Depositary Participants. The Depositary will make book-entry transfers among Depositary Participants and receive and transmit payments of Contract Adjustment Payments to such Depositary Participants.

Transfers of securities evidenced by Global Certificates shall be made through the facilities of the Depositary, and any cancellation of, or increase or decrease in the number of, such securities (including the creation of Treasury Units, the creation of Cash Settled Units and the recreation of Corporate Units pursuant to Section 3.13, Section 3.14 and Section 3.15, respectively) shall be accomplished by making appropriate annotations on the Schedule of Increases and Decreases set forth in such Global Certificate.

Section 3.07.    [Reserved].

Section 3.08.    Appointment of Successor Depositary. If the Depositary elects to discontinue its services as securities depositary with respect to the Units, the Company may, in its sole discretion, appoint a successor Depositary with respect to the Units.

Section 3.09.    Definitive Certificates.

If:

(a)    the Depositary notifies the Company that it is unwilling or unable to continue its services as securities depositary with respect to the Units and no successor Depositary has been appointed pursuant to Section 3.08 within 90 days after such notice;

(b)    the Depositary ceases to be a “clearing agency” registered under Section 17A of the Exchange Act when the Depositary is required to be so registered to act as the Depositary and so notifies the Company, and no successor Depositary has been appointed pursuant to Section 3.08 within 90 days after such notice;

(c)    to the extent permitted by the Depositary, the Company determines in its discretion that the Global Certificates shall be exchangeable for definitive Certificates and Beneficial Owners elect to withdraw their interests in the Global Certificates; or

(d)    a Beneficial Owner seeking to exercise or enforce its rights under the Corporate Units, Treasury Units or Cash Settled Units requests to exchange such Beneficial Owner’s interest in the Global Certificates for definitive Certificates;

then (x) definitive Certificates shall be prepared by the Company with respect to such Units and delivered to the Purchase Contract Agent and (y) upon surrender of the Global Certificates representing the Units by the Depositary, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with instructions provided by the Depositary. The Company and the Purchase Contract Agent shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be authorized and protected in relying on, such instructions. Each definitive Certificate so delivered shall evidence Units of the same kind and tenor as the Global Certificate so surrendered in respect thereof.

Section 3.10.    Mutilated, Destroyed, Lost and Stolen Certificates. If any mutilated Certificate is surrendered to the Purchase Contract Agent, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate, evidencing the same number of Corporate Units, Treasury Units or Cash Settled Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

If there shall be delivered to the Company and the Purchase Contract Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Purchase Contract Agent that such Certificate has been acquired by a protected purchaser, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Corporate Units, Treasury Units or Cash Settled Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earliest of any Early Settlement Date with respect to such lost, stolen, destroyed or mutilated Certificate, any Fundamental Change Early Settlement Date with respect to such lost, stolen, destroyed or mutilated Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent, or, in the case of Applicable Ownership Interests in the Convertible Preferred Stock, the Transfer Agent on behalf of the Purchase Contract Agent upon receipt of an instruction from the Purchase Contract Agent substantially in the form of Exhibit S attached hereto, shall:

(a)    if the Purchase Contract Settlement Date, an Early Settlement Date or a Fundamental Change Early Settlement Date with respect to such lost, stolen, destroyed or mutilated Certificate has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate; and

(b)    if a Termination Event, Fundamental Change Early Settlement or an Early Settlement with respect to such lost, stolen, destroyed or mutilated Certificate shall have occurred prior to the Purchase Contract Settlement Date, transfer the Applicable Ownership Interests in the Convertible Preferred Stock,

the Treasury Security, the Applicable Ownership Interests in the Treasury Portfolio or the Treasury Security, as the case may be, underlying such Certificate, in each case subject to the applicable conditions and in accordance with the applicable provisions of Section 3.16 and Article 5 hereof.

Upon the issuance of any new Certificate under this Section 3.10, the Company and the Purchase Contract Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other fees and expenses (including, without limitation, the fees and expenses of the Purchase Contract Agent and its counsel) connected therewith.

Every new Certificate issued pursuant to this Section 3.10 in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Units evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

The provisions of this Section 3.10 are exclusive and shall preclude, to the extent lawful, all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

Section 3.11.    Persons Deemed Owners. Prior to due presentment of a Certificate for registration of transfer, the Company, the Collateral Agent, and the Purchase Contract Agent and its Affiliates and any agent of the Company, the Collateral Agent or the Purchase Contract Agent, may treat the Person in whose name such Certificate is registered as the owner of the Units evidenced thereby for purposes of (subject to any Record Date or other applicable record date) any payment or distribution with respect to the Applicable Ownership Interests in Convertible Preferred Stock, on the Treasury Security, on the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (ii) of the definition of Applicable Ownership Interests in the Treasury Portfolio) or payment of Contract Adjustment Payments and performance of the Purchase Contracts and for all other purposes whatsoever in connection with such Units (subject to the proviso contained in Section 3.06(b)), whether or not such payment, distribution, or performance shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Purchase Contract Agent, nor any agent of the Company or the Purchase Contract Agent, shall be affected by notice to the contrary.

Neither the Purchase Contract Agent nor the Security Registrar shall have any responsibility or obligation to any Beneficial Owner of Units represented by a Global Certificate or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any agent member, with respect to any ownership interest in the Units or with respect to the delivery to any agent member, Beneficial Owner or other Person (other than the Depositary) of any notice or the payment of any amount, under or with respect to such Units. All notices and communications to be given to the Holders and all payments to be made to Holders pursuant to the Units and this Agreement shall be given or made only to or upon the order of the registered holders (which shall be the Depositary or its nominee in the case of a Global Certificate). The rights of Beneficial Owners of the Units underlying a Global Certificate shall be exercised only through the Depositary subject to its applicable procedures. The Purchase Contract Agent and the Security Registrar shall be entitled to rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any Beneficial Owners. The Purchase Contract Agent and the Security Registrar shall be entitled to deal with the Depositary, and any nominee thereof, that is the registered holder of any Global Certificate for all purposes of this Agreement relating to such Global Certificate (including the payment of principal, premium, if any, and interest and the giving of instructions or directions by or to the Beneficial Owner in any Units underlying such Global Certificate) as the sole Holder of such Global Certificate and shall have no obligations to the Beneficial Owners thereof (subject to the proviso contained in Section 3.06(b)). Neither the Purchase Contract Agent nor the Security Registrar shall have any responsibility or liability for any acts or omissions of the Depositary with respect to any Units underlying such Global Certificate, for the records of the Depositary, including records in respect of beneficial ownership interests in respect of Units underlying such Global Certificate, for any transactions between the Depositary and any agent member or between or among the Depositary, any such agent member and/or any Holder or Beneficial Owner of any Units underlying such Global Certificate, or for any transfers of beneficial interests in any Units underlying such Global Certificate.

Notwithstanding the foregoing, with respect to any Global Certificate, nothing contained herein shall prevent the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary (or its nominee), as a Holder, with respect to such Global Certificate, or impair, as between such Depositary and the related Beneficial Owner, the operation of customary practices governing the exercise of rights of the Depositary (or its nominee) as Holder of such Global Certificate. None of the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Certificate or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 3.12.    Cancellation. All Certificates surrendered for delivery of shares of Common Stock on or after the Purchase Contract Settlement Date or in connection with an Early Settlement or a Fundamental Change Early Settlement or for delivery of the Convertible Preferred Stock underlying the Applicable Ownership Interests in Convertible Preferred Stock, the Applicable Ownership Interests in the Treasury Portfolio, the Cash proceeds of the Treasury Security, as the case may be, after the occurrence of a Termination Event, an Early Settlement or a Fundamental Change Early Settlement, a Collateral Substitution, or upon the registration of transfer or exchange of a Unit, shall, if surrendered to any Person other than the Purchase Contract Agent, be delivered to the Purchase Contract Agent along with appropriate written instructions regarding the cancellation thereof and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Purchase Contract Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon an Issuer Order, be promptly cancelled by the Purchase Contract Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section 3.12, except as expressly permitted by this Agreement. All cancelled Certificates held by the Purchase Contract Agent shall be disposed of in accordance with its customary practices.

If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Purchase Contract Agent cancelled or for cancellation.

Section 3.13.    Creation of Treasury Units by Substitution of Treasury Security. (a) Subject to the conditions set forth in this Agreement, and subject to the limitations on a Collateral Substitution in connection with an Optional Remarketing as set forth under Section 5.02(a) below, a Holder of Corporate Units may, at any time from and after the date of this Agreement, other than during a Blackout Period, effect a Collateral Substitution and separate shares of Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock in respect of such Corporate Units by substituting for such Pledged Applicable Ownership Interests in Convertible Preferred Stock for which Collateral Substitution is being made, Treasury Securities; provided that Holders may make Collateral Substitutions only in integral multiples of 10 Corporate Units. To effect such substitution, the Holder must:

(i)    Transfer to the Collateral Agent, for credit to the Collateral Account, one Treasury Security for every 10 Corporate Units with respect to which such substitution is being made; and

(ii)    Transfer the related Corporate Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit D hereto, whereupon the Purchase Contract Agent shall promptly provide a direction and instruction to the Collateral Agent in writing, substantially in the form of Exhibit G hereto.

Upon confirmation that the Treasury Securities described in clause (i) above have been credited to the Collateral Account and receipt of the written instruction to the Collateral Agent described in clause (ii) above, the Collateral Agent shall release such Pledged Applicable Ownership Interests in Convertible Preferred Stock from the Pledge and instruct the Securities Intermediary by a notice, substantially in the form of Exhibit H hereto, to Transfer the shares of Convertible Preferred Stock underlying such Pledged Applicable Ownership Interests in Convertible Preferred Stock to the Transfer Agent for distribution by the Transfer Agent on behalf of the Purchase Contract Agent, upon receipt of an instruction from the Purchase Contract Agent substantially in the form of Exhibit S attached hereto, to such Holder, free and clear of the Pledge created hereby. Notwithstanding anything to the contrary herein, the Securities Intermediary and the Collateral Agent shall take no action to release such Pledged Applicable Ownership Interests in shares of Convertible Preferred Stock from the Pledge unless and until the direction is provided by the Purchase Contract Agent substantially in the form of Exhibit G hereto.

Upon credit to the Collateral Account of the Treasury Securities delivered by a Holder of Corporate Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall promptly Transfer the shares of Convertible Preferred Stock underlying the appropriate Pledged Applicable Ownership Interests in Convertible Preferred Stock to the Transfer Agent for distribution to such Holder, free and clear of the Pledge created hereby.

Upon receipt of the shares of Convertible Preferred Stock underlying such Pledged Applicable Ownership Interests in Convertible Preferred Stock, the Purchase Contract Agent or Transfer Agent, as applicable, shall promptly:

(A)    cancel the related Corporate Units;

(B)    Transfer such shares of Convertible Preferred Stock to the Holder (such shares of Convertible Preferred Stock shall constitute Separate Shares of Convertible Preferred Stock and be tradable as separate securities, independent of the concurrently created Treasury Units) in book-entry form, to the extent a Global Preferred Share is registered in the name of the Depositary or its nominee; and

(C)    deliver Treasury Units in book-entry form, or if applicable, authenticate, execute on behalf of such Holder and deliver Treasury Units in the form of a Treasury Units Certificate executed by the Company in accordance with Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Corporate Units.

Holders who elect to separate the shares of Convertible Preferred Stock by substituting Treasury Securities for Applicable Ownership Interests in Convertible Preferred Stock shall be responsible for any taxes, governmental charges or other fees or expenses (including, without limitation, fees and expenses payable to the Collateral Agent and counsel), in respect of such Collateral Substitution, and neither the Company nor the Purchase Contract Agent shall be responsible for any such taxes, governmental charges or other fees or expenses.

(b)    In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Corporate Units or fails to deliver Corporate Units Certificates to the Purchase Contract Agent after depositing Treasury Securities with the Collateral Agent, any distributions on the shares of Convertible Preferred Stock underlying the Applicable Ownership Interests in Convertible Preferred Stock constituting a part of such Corporate Units, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until such Corporate Units are so transferred or the Corporate Units Certificate is so delivered, as the case may be, or such Holder provides evidence satisfactory to the Company and the Purchase Contract Agent that such Corporate Units Certificate has been destroyed, lost or stolen, together with any indemnity or security that may be required by the Purchase Contract Agent and the Company.

(c)    Except as described in Section 5.02, this Section 3.13, Section 3.14 or in connection with an Early Settlement, a Fundamental Change Early Settlement or a Termination Event, for so long as the Purchase Contract underlying a Corporate Unit remains in effect, such Corporate Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder in respect of the Convertible Preferred Stock and the Purchase Contract comprising such Corporate Units may be acquired, and may be transferred and exchanged, only as a Corporate Unit.

Section 3.14.    Creation of Cash Settled Units by Substitution of Cash. (a) Subject to the conditions set forth in this Agreement, a Holder of Corporate Units may, at any time from and after the date the Company gives the notice of Final Remarketing as set forth in Section 5.02(b)(ii) below and other than during a Blackout Period, effect a Collateral Substitution and separate the shares of Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock in respect of such Holder’s Corporate Units by substituting for such Pledged Applicable Ownership Interests in Convertible Preferred Stock for which Collateral Substitution is being made, Cash in an aggregate amount equal to the aggregate number of shares of Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock multiplied by $1,000; provided that Holders may make Collateral Substitutions only in integral multiples of 10 Corporate Units. To effect such substitution, the Holder must:

(i)    Transfer to the Collateral Agent, for credit to the Collateral Account, Cash in an amount equal to the aggregate number of shares of Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock for which such Collateral Substitution is made multiplied by $1,000; and

(ii)    Transfer the related Corporate Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit E hereto, whereupon the Purchase Contract Agent shall promptly provide a direction and instruction to the Collateral Agent in writing, substantially in the form of Exhibit I hereto.

Upon confirmation that the Cash described in clause (i) above has been credited to the Collateral Account and receipt of the written instruction to the Collateral Agent described in clause (ii) above, the Collateral Agent shall release such Pledged Applicable Ownership Interests in Convertible Preferred Stock from the Pledge and instruct the Securities Intermediary by a notice, substantially in the form of Exhibit J hereto, to Transfer the Convertible Preferred Stock underlying such Pledged Applicable Ownership Interests in Convertible Preferred Stock to the Transfer Agent for distribution by the Transfer Agent acting on behalf of the Purchase Contract Agent, upon receipt of an instruction from the Purchase Contract Agent substantially in the form of Exhibit S attached hereto, to such Holder, free and clear of the Pledge created hereby. Notwithstanding anything to the contrary herein, the Securities Intermediary and the Collateral Agent shall take no action to release such Pledged Applicable Ownership Interests in Convertible Preferred Stock from the Pledge unless and until the direction is provided by the Purchase Contract Agent substantially in the form of Exhibit I hereto.

Upon credit to the Collateral Account of Cash delivered by a Holder of Corporate Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall promptly Transfer the shares of Convertible Preferred Stock underlying the appropriate Pledged Applicable Ownership Interests in Convertible Preferred Stock to the Transfer Agent for distribution to such Holder, free and clear of the Pledge created hereby.

Upon receipt of the shares of Convertible Preferred Stock underlying such Pledged Applicable Ownership Interests in Convertible Preferred Stock, the Purchase Contract Agent or Transfer Agent, as applicable, shall promptly:

(A)    cancel the related Corporate Units;

(B)    Transfer such shares of Convertible Preferred Stock to the Holder (such shares of Convertible Preferred Stock shall constitute Separate Shares of Convertible Preferred Stock and be tradable as separate securities, independent of the concurrently created Cash Settled Units) in book-entry form, to the extent a Global Preferred Share is registered in the name of the Depositary or its nominee; and

(C)    deliver Cash Settled Units in book-entry form, or if applicable, authenticate, execute on behalf of such Holder and deliver Cash Settled Units in the form of a Cash Settled Units Certificate executed by the Company in accordance with Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Corporate Units.

Holders who elect to separate the shares of Convertible Preferred Stock by substituting Cash for Applicable Ownership Interests in Convertible Preferred Stock shall be responsible for any taxes, governmental charges or other fees or expenses (including, without limitation, fees and expenses payable to the Collateral Agent and counsel), in respect of such Collateral Substitution, and neither the Company nor the Purchase Contract Agent shall be responsible for any such taxes, governmental charges or other fees or expenses.

(b)    In the event a Holder making a Collateral Substitution pursuant to this Section 3.14 fails to effect a book-entry transfer of the Corporate Units or fails to deliver Corporate Units Certificates to the Purchase Contract Agent after depositing Cash with the Collateral Agent, any distributions on the shares of Convertible Preferred Stock underlying the Applicable Ownership Interests in Convertible Preferred Stock constituting a part of such Corporate Units, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until such Corporate Units are so transferred or the Corporate Units Certificate is so delivered, as the case may be, or such Holder provides evidence satisfactory to the Company and the Purchase Contract Agent that such Corporate Units Certificate has been destroyed, lost or stolen, together with any indemnity or security that may be required by the Purchase Contract Agent and the Company.

(c)    Except as described in Section 5.02, Section 3.13, this Section 3.14 or in connection with an Early Settlement, a Fundamental Change Early Settlement or a Termination Event, for so long as the Purchase Contract underlying a Corporate Unit remains in effect, such Corporate Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder in respect of the Convertible Preferred Stock and the Purchase Contract comprising such Corporate Units may be acquired, and may be transferred and exchanged, only as a Corporate Unit.

Section 3.15.    Recreation of Corporate Units. (a) Subject to the conditions set forth in this Agreement, and subject to the limitations on a Collateral Substitution in connection with an Optional Remarketing, as set forth in

Section 5.02(a) below, a Holder of Treasury Units may effect a Collateral Substitution and recreate Corporate Units at any time from and after the date of this Agreement, other than during a Blackout Period; provided that Holders of Treasury Units may only recreate Corporate Units in integral multiples of 10 Treasury Units. To recreate Corporate Units, the Holder must:

(i)    Transfer to the Collateral Agent, for credit to the Collateral Account, a number of shares of Convertible Preferred Stock or security entitlements with respect thereto equal to the number of Corporate Units to be created divided by 10; and

(ii)    Transfer the related Treasury Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit D hereto, whereupon the Purchase Contract Agent shall promptly provide a direction and instruction to the Collateral Agent in writing, substantially in the form of Exhibit K hereto.

Upon confirmation that the shares of Convertible Preferred Stock described in clause (i) above or security entitlements with respect thereto have been credited to the Collateral Account and receipt of the written instruction from the Purchase Contract Agent described in clause (ii) above, the Collateral Agent shall (i) release the related Treasury Securities from the Pledge and (ii) instruct the Securities Intermediary by a notice, substantially in the form of Exhibit L hereto, to Transfer the Treasury Securities described above to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

The substituted Convertible Preferred Stock will be pledged to the Company through the Collateral Agent to secure such Holder’s obligation to purchase shares of Common Stock under the related Purchase Contract.

Upon credit to the Collateral Account of shares of Convertible Preferred Stock or security entitlements with respect thereto delivered by a Holder of Treasury Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall promptly Transfer the Treasury Securities described above to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby. Notwithstanding anything to the contrary herein, the Securities Intermediary and the Collateral Agent shall take no action to release such Treasury Security from the Pledge unless and until the direction is provided by the Purchase Contract Agent substantially in the form of Exhibit K hereto.

Upon receipt of such Treasury Securities, the Purchase Contract Agent shall promptly:

(A)    cancel the related Treasury Units;

(B)    Transfer the Treasury Securities to the Holder; and

(C)    deliver Corporate Units in book-entry form or, if applicable, authenticate, execute on behalf of such Holder and deliver Corporate Units in the form of a Corporate Units Certificate executed by the Company in accordance with Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Treasury Units.

Holders who elect to recreate Corporate Units shall be responsible for any taxes, governmental charges or other fees or expenses (including, without limitation, fees and expenses payable to the Collateral Agent and its counsel), in respect of the recreation, and neither the Company nor the Purchase Contract Agent shall be responsible for any such taxes, governmental charges or other fees or expenses.

(b)    Except as provided in Section 5.02 or in this Section 3.15 or in connection with an Early Settlement, a Fundamental Change Early Settlement or a Termination Event, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts and the rights and obligations of the Holder of such Treasury Unit in respect of the interest in the Treasury Security and the Purchase Contract comprising such Treasury Unit may be acquired, and may be transferred and exchanged, only as a Treasury Unit.

Section 3.16. Transfer of Collateral Upon Occurrence of Termination Event. (a) Upon the occurrence of a Termination Event, the Company shall notify the Purchase Contract Agent and Collateral Agent in writing of the occurrence thereof and request that the Collateral Agent request the Securities Intermediary to release the Collateral from the Pledge. Upon receipt by the Collateral Agent of such written notice or written notice pursuant to Section 5.05 hereof from the Company that a Termination Event has occurred, the Collateral Agent shall promptly release all Collateral from the Pledge and shall promptly instruct the Securities Intermediary to Transfer:

(i)    any shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock or security entitlements with respect thereto or Pledged Applicable Ownership Interests in the Treasury Portfolio;

(ii)    any Pledged Treasury Securities;

(iii)    any Pledged Cash;

(iv)    any payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.02 hereof; and

(v)    any Proceeds and all other payments the Collateral Agent receives in respect of the foregoing,

to the Purchase Contract Agent or Transfer Agent, as applicable, for the benefit of the Holders for distribution to such Holders, in accordance with their respective interests, free and clear of the Pledge created hereby; provided, however, if any Holder or Beneficial Owner shall be entitled to receive shares of Convertible Preferred Stock in any non-integral number, the Purchase Contract Agent shall request, on behalf of such Holder or Beneficial Owner, pursuant to the Preferred Stock Articles of Amendment that the Company shall issue fractional shares of Convertible Preferred Stock, each with a liquidation preference of $100, or integral multiples thereof, in exchange for whole shares of Convertible Preferred Stock or integral multiples thereof; and provided further, if any Holder shall be entitled to receive, with respect to its Pledged Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, any securities having a principal amount at maturity of less than the minimum denominations thereof, the Purchase Contract Agent shall dispose of such Pledged Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities for Cash and deliver to such Holder Cash in lieu of delivering the Pledged Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be.

(b)    Notwithstanding anything to the contrary in clause (a) of this Section 3.16, if such Termination Event shall result from the Company’s becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, Pledged Applicable Ownership Interests in the Treasury Portfolio, Pledged Cash, Pledged Treasury Securities and payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.02 and Proceeds and all other payments received by the Collateral Agent in respect of the foregoing, as the case may be, as provided by this Section 3.16, the Company shall use its best efforts to obtain an opinion of a nationally recognized law firm to the effect that, notwithstanding the Company’s being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 3.16, and shall deliver or cause to be delivered such opinion addressed to the Collateral Agent within ten days after the occurrence of such Termination Event, and if (A) the Company shall be unable to obtain such opinion within ten days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, Pledged Applicable Ownership Interests in the Treasury Portfolio, Pledged Cash, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.02 hereof and Proceeds and all other payments received by the Collateral Agent in respect of the foregoing, as the case may be, as provided in this Section 3.16, then the Purchase Contract Agent shall within fifteen days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company’s case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, Pledged Applicable Ownership Interests in the Treasury Portfolio, Pledged Cash, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.02 hereof and Proceeds and all other payments received by the Collateral Agent in respect of the foregoing, or as the case may be, as provided by this Section 3.16.

(c)    Upon the occurrence of a Termination Event and the Transfer to the Purchase Contract Agent or Transfer Agent, as applicable, of the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, the appropriate Pledged Applicable Ownership Interests in the Treasury Portfolio, the Pledged Cash or the Pledged Treasury Securities, as the case may be, pursuant to this Section 3.16, the Purchase Contract Agent shall request transfer instructions with respect to such Convertible Preferred Stock, Applicable Ownership Interests in the Treasury Portfolio, Pledged Cash or Pledged Treasury Securities, as the case may be, from each Holder by written request, substantially in the form of Exhibit F hereto, mailed to such Holder at its address as it appears in the Security Register.

(d)    Upon book-entry transfer of the Corporate Units, the Treasury Units or the Cash Settled Units or delivery of a Corporate Units Certificate, Treasury Units Certificate or Cash Settled Units Certificate to the Purchase Contract Agent with such transfer instructions, Purchase Contract Agent or, in the case of shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Stock, the Transfer Agent, acting on behalf of the Purchase Contract Agent upon receipt of an instruction from the Purchase Contract Agent substantially in the form of Exhibit S attached hereto, shall, transfer the shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, the Pledged Applicable Ownership Interests in the Treasury Portfolio, the applicable Treasury Securities or Pledged Cash, as the case may be, underlying such Corporate Units, Treasury Units or Cash Settled Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions and, in the case of the shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, in accordance with the terms of the Preferred Stock Articles of Amendment. In the event a Holder of Corporate Units, Treasury Units or Cash Settled Units fails to effect such transfer or delivery, the shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, the Pledged Applicable Ownership Interests in the Treasury Portfolio, the applicable

Treasury Securities or Pledged Cash, as the case may be, underlying such Corporate Units, Treasury Units or Cash Settled Units, as the case may be, and any distributions thereon, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until the earlier to occur of:

(i)    the transfer of such Corporate Units, Treasury Units or Cash Settled Units or surrender of the Corporate Units Certificate, Treasury Units Certificate or Cash Settled Units Certificate or the receipt by the Company and the Purchase Contract Agent from such Holder of satisfactory evidence that such Corporate Units Certificate, Treasury Units Certificate or Cash Settled Units Certificate has been destroyed, lost or stolen, together with any indemnity or security that may be required by the Purchase Contract Agent and the Company; and

(ii)    the expiration of the time period specified by the applicable law governing abandoned property in the state in which the Purchase Contract Agent holds such property.

Notwithstanding the foregoing, the Purchase Contract Agent may opt to deliver to the Company any funds or property held for two years, in which event the Company shall have sole responsibility for compliance with all applicable escheat laws with respect to all funds or property returned to it pursuant to this sentence.

Section 3.17.    No Consent to Assumption. Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have (a) withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company or its trustee, receiver, liquidator or a person or entity performing similar functions in the event that the Company becomes a debtor under the Bankruptcy Code or subject to other similar state or Federal law providing for reorganization or liquidation and (b) agreed with the Company, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary that (y) the transaction contemplated by the Purchase Contract constitutes a “swap agreement” within the meaning of Section 101 (53B) of the Bankruptcy Code and that each such Holder shall constitute a “swap participant” within the meaning of Section 101 (53C) of the Bankruptcy Code, and (z) for purposes of Sections 362, 546(e), and 555-562 of the Bankruptcy Code, each of the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary is acting as agent or custodian for such Holder as a customer in connection with a securities contract (as defined in Section 741 of the Bankruptcy Code) and each such Person is a “financial institution” pursuant to Section 101(22) of the Bankruptcy Code.

Section 3.18.    Substitutions. Whenever a Holder has the right to substitute Cash or shares of Convertible Preferred Stock underlying Applicable Ownership Interests in Convertible Preferred Stock, as the case may be, or security entitlements for any of them for financial assets held in the Collateral Account, such substitution shall not constitute a novation of the security interest created hereby.

ARTICLE 4

THE CONVERTIBLE PREFERRED STOCK

Section 4.01.    Payments; Rights to Payments Preserved. (a) The Collateral Agent shall transfer all income and distributions (other than those described in Section 4.02(a)) received by it on account of the shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock (if the Pledged Convertible Preferred Stock is in the name of the Collateral Agent), the Pledged Applicable Ownership Interests in the Treasury Portfolio, the Treasury Securities or Permitted Investments from time to time held in the Collateral Account to the Purchase Contract Agent for distribution to the applicable Holders as provided in this Agreement and the Purchase Contracts, free and clear of the Pledge created hereby.

(b)    Any payment on any share of Convertible Preferred Stock underlying Applicable Ownership Interests in Convertible Preferred Stock or any distribution on any Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (ii) of the definition of Applicable Ownership Interest in the Treasury Portfolio) (in each case other than those described in Section 4.02(a)), as the case may be, which is paid on or immediately prior to any Payment Date shall, subject to receipt thereof by the Purchase Contract Agent from the Company or from the Collateral Agent as provided in Section 4.01(a) above, be paid on the related Payment Date to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Corporate Units Certificates) of which such Applicable Ownership Interest in Convertible Preferred Stock or Applicable Ownership Interests in the Treasury Portfolio, as the case may be, forms a part is registered at the close of business on the Record Date for such Payment Date.

(c)    Each Corporate Units Certificate evidencing Applicable Ownership Interests in Convertible Preferred Stock or Applicable Ownership Interests in the Treasury Portfolio delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Corporate Units Certificate shall carry the right to accumulated and unpaid dividends or distributions, and to accrued interest or distributions, which were carried by Applicable Ownership Interests in Convertible Preferred Stock or Applicable Ownership Interests in the Treasury Portfolio, as the case may be, underlying such other Corporate Units Certificate.

(d)    In the case of any Corporate Unit with respect to which (1) Early Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.06 hereof, (2) Fundamental Change Early Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.04 hereof or (3) a Collateral Substitution is properly effected pursuant to Section 3.13 or Section 3.14, in each case on a date that is after any Record Date and prior to or on the next succeeding Payment Date, dividends in respect of the shares of Convertible Preferred Stock underlying Applicable Ownership Interests in Convertible Preferred Stock or distributions on Applicable Ownership Interests in the Treasury Portfolio, as the case may be, underlying such Corporate Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, Fundamental Change Early Settlement or Collateral Substitution, and such payment or distributions shall, subject to receipt thereof by the Purchase Contract Agent, be payable to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Corporate Units Certificates) was registered at the close of business on the Record Date.

(e)    In the case of any Treasury Unit with respect to which (1) Early Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.06 hereof, (2) Fundamental Change Early Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.04 hereof or (3) a Collateral Substitution is properly effected pursuant to Section 3.15, in each case on a date that is after any Record Date and prior to or on the next succeeding Payment Date, distributions in respect of the Treasury Securities underlying such Treasury Unit otherwise payable on such Payment Date, if any, shall be payable on such Payment Date notwithstanding such Early Settlement, Fundamental Change Early Settlement or Collateral Substitution, and such payment or distributions shall, subject to receipt thereof by the Purchase Contract Agent, be payable to the Person in whose name the Treasury Units Certificate (or one or more Predecessor Treasury Units Certificates) was registered at the close of business on the Record Date.

(f)    Except as otherwise expressly provided in Section 4.01(d) hereof, in the case of any Corporate Unit with respect to which Early Settlement or Fundamental Change Early Settlement of the component Purchase Contract is properly effected, or with respect to which a Collateral Substitution has been effected, payments attributable to the shares of Convertible Preferred Stock underlying Applicable Ownership Interests in Convertible Preferred Stock or distributions on Applicable Ownership Interests in the Treasury Portfolio, as the case may be, that would otherwise be payable on or made after the Early Settlement Date, Fundamental Change Early Settlement Date or the date of the Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Corporate Units; provided, however, that to the extent that such Holder continues to hold Separate Shares of Convertible Preferred Stock or Applicable Ownership Interests in the Treasury Portfolio that formerly comprised a part of such Holder’s Corporate Units, such Holder shall be entitled to receive dividends on such Separate Shares of Convertible Preferred Stock or distributions on such Applicable Ownership Interests in the Treasury Portfolio.

Section 4.02.    Payments Prior to or on Purchase Contract Settlement Date. (a) Subject to the provisions of Section 5.02, Section 5.04 and Section 5.06, and except as provided in Section 4.02(b) below, if no Termination Event shall have occurred, all payments received by the Securities Intermediary in respect of (1) the proceeds received in a Successful Final Remarketing attributable to the shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, (2) the Pledged Applicable Ownership Interests in the Treasury Portfolio and (3) the Pledged Treasury Securities, shall be credited to the Collateral Account, to be invested in Permitted Investments until the Purchase Contract Settlement Date and transferred to the Company on the Purchase Contract Settlement Date as provided in Section 5.02 hereof to the extent necessary to satisfy the Holder’s obligation pursuant to Section 5.01 to pay the Purchase Price to settle the Purchase Contracts. Any balance remaining in the Collateral Account shall be released from the Pledge and transferred to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created hereby. The Company shall instruct the Collateral Agent in writing as to the specific Permitted Investments in which any payments made under this Section 4.02 shall be invested, provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time) on the day such payments are received by the Securities Intermediary, such payments shall remain uninvested, and provided, further, however, that all Permitted Investments shall mature on or prior to the Purchase Contract Settlement Date. In no event shall the Collateral Agent or the Securities Intermediary be liable for the selection of Permitted Investments or for investment losses incurred thereon. Neither the Collateral Agent nor the Securities Intermediary shall have any liability in respect of losses incurred based on acting or omitting to act under this Section 4.02(a) pursuant to any direction of the Company or as a result of the failure of the Company to provide timely written investment direction. Any interest or other income received on such investment and reinvestment of the funds shall become part of the Collateral Account and any losses incurred on such investment and reinvestment of the funds shall be debited against the Collateral Account. For the avoidance of doubt, no such losses shall affect the Company’s obligations under Article 5 and Holders’ obligations shall remain subject to Section 5.02(j). It is agreed and understood that the entity serving as Securities Intermediary may earn fees associated with the investments outlined above in accordance with the terms of such investments. In no event shall the Securities Intermediary or the Collateral Agent be deemed an investment manager or adviser in respect of any selection of investments hereunder.

(b)    All payments received by the Securities Intermediary in respect of (1) the Convertible Preferred Stock, (2) the Applicable Ownership Interests in the Treasury Portfolio and (3) the Treasury Securities or security entitlements with respect thereto, that, in each case, have been released from the Pledge pursuant hereto shall be transferred to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests and the terms of this Agreement.

Section 4.03. Notice and Voting. (a) Subject to Section 4.03(b) hereof, the Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided that the Purchase Contract Agent shall not exercise or shall not refrain from exercising such right, as the case may be, if, in the judgment of the Purchase Contract Agent, such action would impair or otherwise have a material adverse effect on the value of all or any of the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock (it being understood and agreed that the Purchase Contract Agent shall have no affirmative duty to determine whether in its judgment such action would impair or otherwise have a material adverse effect on the value of all or any of the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock); and provided further that the Purchase Contract Agent shall give the Company and the Collateral Agent at least five Business Days’ prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, including either notice of any meeting at which holders of the Convertible Preferred Stock are entitled to vote or the solicitation of consents, waivers or proxies of holders of the Convertible Preferred Stock, the Collateral Agent shall send promptly to the Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Purchase Contract Agent, to execute and deliver to the Purchase Contract Agent such proxies and other instruments in respect of such Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock (in commercially reasonable form and substance) as are prepared by the Company and delivered to the Purchase Contract Agent with respect to the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock.

(b)    Upon receipt of notice of any meeting at which holders of Convertible Preferred Stock are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Convertible Preferred Stock, the Purchase Contract Agent shall, as soon as practicable thereafter, mail, first class, postage pre-paid, to the Holders of Corporate Units a notice:

(i)    containing such information as is contained in the notice or solicitation;

(ii)    stating that each Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date set by the Company for determining the holders of shares of Convertible Preferred Stock entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the Convertible Preferred Stock underlying Applicable Ownership Interests in Convertible Preferred Stock that are a component of their Corporate Units; and

(iii)    stating the manner in which such instructions may be given.

Upon the written request of the Holders of Corporate Units on such record date received by the Purchase Contract Agent at least six days prior to such meeting or the expiration date of any consent solicitation, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted or to consent with respect to, in accordance with the instructions set forth in such requests, the maximum aggregate number of shares of Convertible Preferred Stock as to which any particular voting or consenting instructions are received. In the absence of specific instructions from the Holder of Corporate Units, the Purchase Contract Agent shall abstain from voting or consenting with respect to the Convertible Preferred Stock underlying Applicable Ownership Interests in Convertible Preferred Stock that are a component of such Corporate Units. The Company hereby agrees, if applicable, to solicit Holders of Corporate Units to timely instruct the Purchase Contract Agent as to the exercise of such voting or consenting rights in order to enable the Purchase Contract Agent to vote or consent with respect to such Convertible Preferred Stock.

(c)    The Holders of Corporate Units, the Holders of Cash Settled Units and the Holders of Treasury Units shall, in their capacity as Holders, have no voting rights, rights to dividends or other distributions or other rights in respect of Common Stock.

Section 4.04.    Payments to Purchase Contract Agent. The Securities Intermediary shall use commercially reasonable efforts to deliver any payments required to be made by it to the Purchase Contract Agent hereunder to the account designated by the Purchase Contract Agent for such purpose not later than 11:00 a.m. (New York City time) on the Business Day such payment is received by the Securities Intermediary; provided, however, that if such payment is received by the Securities Intermediary on a day that is not a Business Day or after 11:00 a.m. (New York City time) on a Business Day, then the Securities Intermediary shall use commercially reasonable efforts to deliver such payment to the Purchase Contract Agent no later than 11:00 a.m. (New York City time) on the next succeeding Business Day.

Section 4.05.    Payments Held In Trust. If the Purchase Contract Agent or any Holder shall receive any payments on account of financial assets or Cash credited to the Collateral Account (other than dividends on the Convertible Preferred Stock or distributions on the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (ii) of the definition thereof)) and not released therefrom in accordance with this Agreement, the Purchase Contract Agent or such Holder shall hold such payments as trustee of an express trust for the benefit of the Company and, upon receipt of an Officer’s Certificate of the Company so directing, promptly deliver such payments to the Securities Intermediary for credit to the Collateral Account or to the Company for application to the Obligations of the applicable Holder or Holders, and the Purchase Contract Agent and Holders shall acquire no right, title or interest in any such payments of principal amounts so received. The Purchase Contract Agent shall have no liability under this Section 4.05 unless and until it has been notified in writing that such payment was delivered to it erroneously and shall have no liability for any action taken, suffered or omitted to be taken prior to its receipt of such notice.

ARTICLE 5

THE PURCHASE CONTRACTS

Section 5.01.    Purchase of Shares of Common Stock. (a) Each Purchase Contract shall obligate the Holder of the related Unit to purchase, and the Company to issue, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the “Purchase Price”), a number of shares of Common Stock equal to the Settlement Rate, together with Cash, if applicable, in lieu of any fractional share of Common Stock in accordance with Section 5.07, unless an Early Settlement Date, a Fundamental Change Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred, subject to Section 5.04.

The “Settlement Rate” is determined as follows:

(i)    if the Applicable Market Value is less than or equal to $73.91 (subject to adjustment, as set forth in Section 5.11, the “Reference Price”), the Settlement Rate shall be 1.3529 shares of Common Stock (such Settlement Rate, subject to adjustment as provided in Section 5.11, the “Maximum Settlement Rate”); and

(ii)    if the Applicable Market Value is greater than the Reference Price, the Settlement Rate shall be a number of shares of Common Stock equal to the Stated Amount, divided by the Applicable Market Value, rounded to the nearest 1/10,000th of a share.

The Maximum Settlement Rate and the Applicable Market Value are subject to adjustment as provided in Section 5.11 (and, in the case of the Maximum Settlement Rate, shall be rounded upward or downward to. the nearest 1/10,000th of a share).

(b)    Each Holder of a Corporate Unit, a Treasury Unit or a Cash Settled Unit, by its acceptance of such Unit:

(i)    irrevocably authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including, without limitation, the execution of Certificates in the name of and on behalf of such Holder);

(ii)    agrees to be bound by the terms and provisions of such Unit, including but not limited to the terms and provisions of the Purchase Contract and this Agreement;

(iii)    covenants and agrees to perform its obligations under such Purchase Contract and under this Agreement for so long as such Holder remains a Holder of a Corporate Unit, a Treasury Unit or a Cash Settled Unit;

(iv)    consents to the provisions hereof,

(v)    irrevocably authorizes the Purchase Contract Agent to enter into and perform this Agreement on its behalf and in its name as its attorney-in-fact;

(vi)    consents to, and agrees to be bound by, the Pledge of such Holder’s right, title and interest in and to the Collateral, including the Applicable Ownership Interests in Convertible Preferred Stock and the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition thereof), the Treasury Securities or the Cash pursuant to this Agreement, and the delivery of the shares of Convertible Preferred Stock underlying such Applicable Ownership Interests in Convertible Preferred Stock by Transfer Agent on behalf of the Purchase Contract Agent to the Collateral Agent; and

(vii)    for United States federal income tax purposes, agrees to (A) treat its acquisition of the Corporate Units as an acquisition of the Applicable Ownership Interests in Convertible Preferred Stock and Purchase Contracts constituting the Corporate Units, (B) treat such Applicable Ownership Interests in Convertible Preferred Stock as equity of the Company and (C) treat itself as the owner of the applicable interests in the Collateral, including the Applicable Ownership Interests in Convertible Preferred Stock, the Applicable Ownership Interests in the Treasury Portfolio, the Treasury Securities or the Cash, as applicable;

provided that upon a Termination Event, the rights of the Holder of such Units under the Purchase Contract may be enforced without regard to any other rights or obligations.

(c)    Each Holder of a Corporate Unit, a Treasury Unit or a Cash Settled Unit, by its acceptance thereof, further covenants and agrees that to the extent and in the manner provided in Section 5.02 hereof, but subject to the terms thereof, on the Purchase Contract Settlement Date, Proceeds of the Pledged Applicable Ownership Interests in Convertible Preferred Stock, the Pledged Applicable Ownership Interests in the Treasury Portfolio, the Pledged Treasury Securities or the Pledged Cash, as applicable, equal to the Purchase Price shall be paid by the Collateral Agent, upon the written direction of the Company, to the Company in satisfaction of such Holder’s obligations under the Purchase Contract included in such Unit and such Holder shall acquire no right, title or interest in such Proceeds.

(d)    Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) by the terms of this Agreement and the Purchase Contracts underlying such Certificate and the transferor shall be released from the obligations under this Agreement and the Purchase Contracts underlying the Certificate so transferred. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

(e)    Promptly after the calculation of the Settlement Rate and the Applicable Market Value, the Company shall give the Purchase Contract Agent notice thereof. All calculations and determinations of the Settlement Rate and the Applicable Market Value and all other calculations and determinations hereunder and any adjustments to the Reference Price shall be made by the Company or its agent based on their good faith calculations, and the Purchase Contract Agent shall have no responsibility with respect thereto.

(f)    If a Market Disruption Event occurs on any Scheduled Trading Day during the Market Value Averaging Period or any Early Settlement Averaging Period, the Company shall give the Holders and the Purchase Contract Agent notice thereof on the calendar day on which such event occurs.

Section 5.02.    Remarketing; Notices; Separate Shares of Convertible Preferred Stock; Registration; Payment of Purchase Price.

(a)    Optional Remarketing. (i)(A) Unless a Termination Event has occurred, (B) there are any accumulated and unpaid dividends on the Convertible Preferred Stock in respect of prior dividend periods or (C) the Company has not declared a dividend payable on the March 1, 2022 Dividend Payment Date, the Company may elect, at its option, to engage the Remarketing Agent(s), pursuant to the terms of the Remarketing Agreement, to remarket the aggregate number of shares of Convertible Preferred Stock underlying the aggregate Applicable Ownership Interests in Convertible Preferred Stock that are components of Corporate Units, along with any Separate Shares of Convertible Preferred Stock, the holders of which have elected to participate in such remarketing pursuant to Section 5.02(e) below over a period of fifteen consecutive Business Days (each such period, an “Optional Remarketing Period”) selected by the Company that falls during the Optional Remarketing Window (it being understood that the Company has the right to, in its sole and absolute discretion, attempt an Optional Remarketing during multiple Optional Remarketing Periods during the Optional Remarketing Window so long as the Company provides notice of each Optional Remarketing Period in accordance with Section 5.02(a)(ii) below).

(ii)    The Company shall notify the Purchase Contract Agent and the Custodial Agent and request that the Depositary notify the Depositary Participants holding Corporate Units, Treasury Units and Separate Shares of Convertible Preferred Stock of the Company’s election to conduct an Optional Remarketing no later than fifteen (15) calendar days prior to the first day of an Optional Remarketing Period.

(iii)    If the Company elects to conduct an Optional Remarketing, by 11:00 a.m. (New York City time) on the Business Day immediately preceding the first day of an Optional Remarketing Period, the Purchase Contract Agent shall notify the Remarketing Agent(s) in writing of the aggregate number of shares of Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock that are a part of the Corporate Units to be remarketed, and the Custodial Agent shall notify in writing the Remarketing Agent(s) of the aggregate number of Separate Shares of Convertible Preferred Stock (if any) to be remarketed pursuant to Section 5.02(e) below. Pursuant to, and subject to the terms of, the Remarketing Agreement, upon receipt of such notices from the Purchase Contract Agent and the Custodial Agent, the Remarketing Agent(s) will use its reasonable best efforts to remarket such shares of Convertible Preferred Stock at or above the applicable Remarketing Price.

(iv)    If the Remarketing Agent(s) is able to remarket such Convertible Preferred Stock for at least the applicable Remarketing Price in any Optional Remarketing in accordance with the Remarketing Agreement (a “Successful Optional Remarketing”), the Collateral Agent shall cause the Securities Intermediary, upon receipt of written instructions from the Company, to transfer to the Remarketing Agent(s) the remarketed Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock upon confirmation of deposit to the Collateral Account of proceeds of such Successful Optional Remarketing attributable to such Convertible Preferred Stock, and the Custodial Agent shall transfer the remarketed

Separate Shares of Convertible Preferred Stock to the Remarketing Agent(s) upon confirmation of receipt of proceeds of such Successful Optional Remarketing attributable to such Separate Shares of Convertible Preferred Stock. Settlement shall occur on the Optional Remarketing Settlement Date. Upon deposit in the Collateral Account of such proceeds attributable to the remarketed Convertible Preferred Stock underlying the Pledged Applicable Ownership Interest in Convertible Preferred Stock, the Collateral Agent shall, upon receipt of written instructions from the Company, (A) instruct the Securities Intermediary to apply an amount equal to the Treasury Portfolio Purchase Price to purchase the Treasury Portfolio from the Quotation Agent (the amount and issue of the U.S. Treasury securities (or principal or interest strips thereof) constituting the Treasury Portfolio to be determined by the Remarketing Agent(s)), (B) credit to the Collateral Account the Applicable Ownership Interests in the Treasury Portfolio, and (C) promptly remit any remaining portion of such proceeds to the Purchase Contract Agent for payment to the Holders of Corporate Units, whereupon the Purchase Contract Agent shall make such payment on the Optional Remarketing Settlement Date to the Holders whose Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock were remarketed pro rata in accordance with their respective interests. With respect to any Separate Shares of Convertible Preferred Stock remarketed, upon receipt of proceeds of such Successful Optional Remarketing attributable to the remarketed Separate Shares of Convertible Preferred Stock, the Custodial Agent shall remit the proceeds of such Separate Shares of Convertible Preferred Stock sold in the Successful Optional Remarketing received from the Remarketing Agent(s) pro rata to holders of such Separate Shares of Convertible Preferred Stock on the Optional Remarketing Settlement Date. In addition, proceeds from the Treasury Portfolio equal to the Dividend Payment that would have been attributable to the shares of Convertible Preferred Stock that were components of the Corporate Units at the time of the Successful Optional Remarketing (whether or not declared) shall be paid on the Purchase Contract Settlement Date.

(v)    Following the occurrence of a Successful Optional Remarketing, the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of such term) will be substituted as Collateral for the Pledged Applicable Ownership Interests in Convertible Preferred Stock and will be held by the Collateral Agent in accordance with the terms hereof to secure the Obligation of each Holder of Corporate Units, and the Holders of Corporate Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of such term) as the Holder of Corporate Units and the Collateral Agent had in respect of the Pledged Applicable Ownership Interests in Convertible Preferred Stock, subject to the Pledge thereof. Any reference in this Agreement or the Certificates to the Pledged Applicable Ownership Interests in Convertible Preferred Stock shall thereupon be deemed to be a reference to such Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of such term). The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of such term) for the Pledged Applicable Ownership Interests in Convertible Preferred Stock as Collateral.

(vi)    If, in spite of its reasonable best efforts, the Remarketing Agent(s) cannot remarket the Convertible Preferred Stock as set forth above during the Optional Remarketing Period at a price not less than the applicable Remarketing Price or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the Optional Remarketing will be deemed to have been unsuccessful (an “Unsuccessful Optional Remarketing”). Promptly after receipt of written notice from the Company of an Unsuccessful Optional Remarketing, the Custodial Agent will return Separate Shares of Convertible Preferred Stock to the appropriate holders.

(vii)    If the Company elects to remarket the Convertible Preferred Stock during the Optional Remarketing Period and a Successful Optional Remarketing has not occurred on or prior to the last day of the Optional Remarketing Period, the Company shall cause a notice of the Unsuccessful Optional Remarketing to be published before the open of business on the Business Day immediately following the last date of the Optional Remarketing Period. This notice shall be validly published by making a timely release to any appropriate news agency, including, without limitation, Bloomberg Business News and the Dow Jones News Service. The Company shall similarly cause a notice of a Successful Optional Remarketing to be published before the open of business on the Business Day immediately following the date of such Successful Optional Remarketing.

(viii)    At any time and from time to time during any Optional Remarketing Period, prior to the announcement of a Successful Optional Remarketing, the Company has the right to postpone such Optional Remarketing in the Company’s sole and absolute discretion.

(ix)    For the avoidance of doubt, any failure to make a payment of dividends or apply proceeds as described in this Section 5.02(a) solely as a result of a failure by the U.S. government to pay the principal amount of or any interest on any Treasury security in the Treasury Portfolio shall not constitute a collateral event of default. If, as a result of any such failure, there are insufficient proceeds from the Treasury Portfolio to satisfy the Holders’ obligations to purchase Common Stock under the Purchase Contracts, the Company shall delay settlement of the Purchase Contracts until such time as such proceeds are available.

(b)    Final Remarketing. (i) Unless a Termination Event or a Successful Optional Remarketing has occurred, in order to dispose of the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock of any Holders of Corporate Units, the Company shall engage the Remarketing Agent(s), pursuant to the terms of the Remarketing Agreement, to use its reasonable best efforts to remarket such Convertible Preferred Stock, along with any Separate Shares of Convertible Preferred Stock, the holders of which have elected to participate in the Final Remarketing pursuant to Section 5.02(e) below, during the Final Remarketing Period.

(ii)    The Company shall notify the Purchase Contract Agent and the Custodial Agent and request that the Depositary notify the Depositary Participants holding Corporate Units, Treasury Units and Separate Shares of Convertible Preferred Stock of the Final Remarketing no later than May 5, 2022. In such notice, the Company shall set forth the dates of the Final Remarketing Period, the applicable procedures for holders of Separate Shares of Convertible Preferred Stock to participate in the Final Remarketing, the applicable procedures for Holders of Corporate Units to create Treasury Units or Cash Settled Units, the applicable procedures for Holders of Treasury Units to recreate Corporate Units, the applicable procedures for Holders of Corporate Units to effect Early Settlement with respect to their Purchase Contracts and any other applicable procedures, including the procedures that must be followed by a holder of Corporate Units in the case of an Unsuccessful Final Remarketing if such Holder wishes not to have the Convertible Preferred Stock underlying its Applicable Ownership Interests in Convertible Preferred Stock automatically delivered to the Company in satisfaction of such Holder’s obligations under the related Purchase Contracts, as described in Section 5.02(b)(vii) below.

(iii)    The Purchase Contract Agent shall notify the Remarketing Agent(s) in writing, promptly after the close of business on the Business Day immediately preceding the first day of the Final Remarketing Period, of the aggregate number of shares of Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock that are to be remarketed, and the Custodial Agent shall notify in writing the Remarketing Agent(s) of the aggregate number of Separate Shares of Convertible Preferred Stock (if any) to be remarketed pursuant to Section 5.02(e) below. Pursuant to, and subject to the terms of, the Remarketing Agreement, upon receipt of such notices from the Purchase Contract Agent and the Custodial Agent, the Remarketing Agent(s) will use its reasonable best efforts to remarket such shares of Convertible Preferred Stock at or above the applicable Remarketing Price.

(iv)    The Company may postpone the Final Remarketing in its absolute discretion on any day prior to the last Business Day of the Final Remarketing Period. The Company will promptly furnish notice of any such postponement to the Purchase Contract Agent.

(v)    If the Remarketing Agent(s) is able to remarket such Convertible Preferred Stock and the Separate Shares of Convertible Preferred Stock (if any) for at least the applicable Remarketing Price in any Final Remarketing in accordance with the Remarketing Agreement (a “Successful Final Remarketing”), the Collateral Agent shall, upon receipt of written instructions from the Company, cause the Securities Intermediary to Transfer to the Remarketing Agent(s) the remarketed Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock upon confirmation of deposit to the Collateral Account of proceeds of such Successful Final Remarketing attributable to such Convertible Preferred Stock, and the Custodial Agent shall Transfer the remarketed Separate Shares of Convertible Preferred Stock to the Remarketing Agent(s) upon confirmation of receipt of proceeds of such Successful Final Remarketing attributable to such Separate Shares of Convertible Preferred Stock. Settlement shall occur on the Remarketing Settlement Date. Upon deposit in the Collateral Account of such proceeds, the Collateral Agent shall, on the Purchase Contract Settlement Date, in consultation with the Purchase Contract Agent and upon direction of the Company, instruct the Securities Intermediary to remit a portion of such proceeds equal to $1,000 multiplied by the aggregate number of such shares of Convertible Preferred Stock to satisfy in full the Obligations of Holders of Corporate Units to pay the Purchase Price for the shares of Common Stock under the related Purchase Contracts, and promptly remit the balance of such proceeds to the Purchase Contract Agent for payment to the Holders of Corporate Units whose Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock were remarketed, whereupon the Purchase Contract Agent shall make such payment on the Purchase Contract Settlement Date pro rata in accordance with their respective interests. With respect to any Separate Shares of Convertible Preferred Stock remarketed, the Custodial Agent shall remit such proceeds of the Successful Final Remarketing received from the Remarketing Agent(s) pro rata to holders of such Separate Shares of Convertible Preferred Stock on the Purchase Contract Settlement Date.

(vi)    Except in the case of a Dividend Deficiency Event, the Company shall pay all accumulated and unpaid dividends (including compounded dividends thereon) on the Convertible Preferred Stock,

whether or not declared, on the Purchase Contract Settlement Date to the holders of the Convertible Preferred Stock (whether or not such shares were remarketed) as of the close of business on the Dividend Payment record date immediately preceding the Purchase Contract Settlement Date. If a Dividend Deficiency Event occurs, following the Final Remarketing (whether successful or failed), the Company shall have no obligation to pay the then accumulated but unpaid dividends on the Convertible Preferred Stock on the Purchase Contract Settlement Date to the holders of the shares of Convertible Preferred Stock as of the Dividend Payment record date immediately preceding the Purchase Contract Settlement Date. However, the right to receive such accumulated but unpaid dividends (including compounded dividends thereon) shall continue to exist (and shall continue to compound) with respect to such Convertible Preferred Stock notwithstanding such Remarketing, and such dividends shall be payable to the holders of such Convertible Preferred Stock as of the record date for the Dividend Payment Date on which such dividends are subsequently declared and paid (if ever), all in accordance with the Preferred Stock Articles of Amendment.

(vii)    If, in spite of its reasonable best efforts, the Remarketing Agent(s) cannot remarket the Convertible Preferred Stock during the Final Remarketing Period at a price equal to or greater than the applicable Remarketing Price or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the remarketing will be deemed to have been unsuccessful (an “Unsuccessful Final Remarketing”). The Company shall cause a notice of the Unsuccessful Final Remarketing to be published before the open of business on the Business Day immediately following the last date of the Final Remarketing Period. This notice shall be validly published by making a timely release to any appropriate news agency, including, without limitation, Bloomberg Business News and the Dow Jones News Service. The Company shall similarly cause a notice of a Successful Final Remarketing to be published before the open of business on the Business Day immediately following the date of such Successful Final Remarketing.

Following an Unsuccessful Final Remarketing, (A) except in the case of a Dividend Deficiency Event, on June 1, 2022, the Company shall pay each Holder all accumulated and unpaid dividends (whether or not declared) on the Convertible Preferred Stock to, but excluding, the June 1, 2022 Dividend Payment Date, as described in this Section 5.02(b) and (B) immediately following such payment (if applicable), as of the Purchase Contract Settlement Date, each Holder of any Pledged Applicable Ownership Interests in Convertible Preferred Stock, unless such Holder has (I) provided written notice to the Purchase Contract Agent in substantially the form of Exhibit P hereto prior to 5:00 p.m. (New York City time) on the second Business Day immediately preceding the

Purchase Contract Settlement Date of its intention to settle the related Purchase Contract with separate cash, whereupon the Purchase Contract Agent shall promptly provide a direction and instruction to the Collateral Agent in writing, substantially in the form of Exhibit Q hereto, (II) surrendered the Certificate evidencing the Corporate Units (if they are in certificated form) or the related Book-Entry Interests, to the Purchase Contract Agent prior to 5:00 p.m., New York City time, on the second Business Day immediately preceding the Purchase Contract Settlement Date and (III) on or prior to the Business Day immediately preceding the Purchase Contract Settlement Date delivered the Purchase Price in Cash to the Securities Intermediary for deposit to the Collateral Account by certified or cashier’s check or wire transfer in immediately available funds payable to or upon the order of the Securities Intermediary (which settlement may only be effected in integral multiples of 10 Corporate Units), shall be deemed to have automatically delivered the shares of Convertible Preferred Stock underlying such Pledged Applicable Ownership Interests in Convertible Preferred Stock in full satisfaction of such Holder’s obligation to pay the aggregate Purchase Price for the shares of Common Stock to be issued under the related Purchase Contracts. Following such automatic delivery, each such Holder’s Obligations, including to pay the Purchase Price for the shares of Common Stock, will be deemed to be satisfied in full, and the Collateral Agent shall, upon receipt of written instructions from the Company, cause the Securities Intermediary to release the Convertible Preferred Stock underlying such Pledged Applicable Ownership Interests in Convertible Preferred Stock from the Collateral Account and shall promptly transfer such shares of Convertible Preferred Stock to the Company.

Upon (x) receipt by the Collateral Agent of the direction and instruction from the Purchase Contract Agent in substantially the form of Exhibit Q hereto and (y) payment by such Holder to the Securities Intermediary of the Purchase Price in accordance with the first sentence of the immediately preceding paragraph, in lieu of the automatic delivery described in such sentence, the Securities Intermediary shall give the Purchase Contract Agent and the Collateral Agent notice of the receipt of such payment in substantially the form of Exhibit R hereto and the Collateral Agent shall, and is hereby authorized to, or to cause the Securities Intermediary to (X) deposit the separate cash received from such Holder to the Collateral Account and, if the Company so requests, invest such separate cash received in Permitted Investments, (Y) promptly release from the Pledge the Convertible Preferred Stock underlying the Applicable Ownership Interest in Convertible Preferred Stock related to the Corporate Units as to which such Holder has paid such separate cash and (Z) promptly Transfer all such shares of Convertible Preferred Stock to the Transfer Agent for distribution on behalf of the Purchase Contract Agent, and upon receipt of an instruction from the Purchase Contract

Agent substantially in the form of Exhibit S attached hereto, to such Holder, in each case, free and clear of the Pledge created hereby, whereupon the Transfer Agent shall Transfer such shares of Convertible Preferred Stock in accordance with written instructions provided to the Purchase Contract Agent by the Holder thereof or, if no such instructions are given to the Purchase Contract Agent by the Holder, the Purchase Contract Agent shall hold such shares of Convertible Preferred Stock in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder until the expiration of the time period specified in the relevant abandoned property laws of the state where such shares of Convertible Preferred Stock are held, after which time such shares of Convertible Preferred Stock shall be delivered to the Company on request of the Company contained in an Officer’s Certificate. On the Purchase Contract Settlement Date, the Collateral Agent shall, and is hereby authorized to, (A) instruct the Securities Intermediary to remit to the Company the separate cash amount or such portion of the proceeds of such Permitted Investments as is equal to the aggregate Purchase Price under all Purchase Contracts in respect of which separate cash has been paid as provided in this Section 5.02(b)(vii), as the case may be, to the Company, and (B) release any amounts in excess of the aggregate Purchase Price to the Purchase Contract Agent for distribution to the Holders who have paid such separate cash pro rata in proportion to the amount paid by such Holders under this Section 5.02(b)(vii), as adjusted to reflect the period of time that each such Holder’s cash was invested in such Permitted Investments.

Following an Unsuccessful Final Remarketing, as of the Purchase Contract Settlement Date, each Holder of Treasury Units shall be deemed to have elected to apply a portion of the Cash constituting such Holder’s Pro Rata Portions of the Collateral in respect of the Treasury Units equal to the aggregate Purchase Price for the shares of Common Stock to be issued under the related Purchase Contracts to satisfy such Holder’s obligation to pay such aggregate Purchase Price in full satisfaction of such Holder’s Obligations under such Purchase Contracts. Following such application, each such Holder’s Obligations, including to pay the Purchase Price for the shares of Common Stock, will be deemed to be satisfied in full, and the Collateral Agent shall, upon receipt of written instructions from the Company, cause the Securities Intermediary to release such Cash from the Collateral Account and shall promptly transfer such Cash to the Company. Thereafter, the Collateral Agent shall promptly remit the remaining Cash constituting the Holder’s Pro Rata Portions of the Collateral in respect of the Treasury Units in excess of the aggregate Purchase Price for the shares of Common Stock to be issued under such Purchase Contracts to the Purchase Contract Agent for payment to the Holder of the Treasury Units to which such Pro Rata Portions of the Collateral in respect of the Treasury Units relate.

Following an Unsuccessful Final Remarketing, as of the Purchase Contract Settlement Date, each Holder of Cash Settled Units shall be deemed to have elected to apply the Cash component of such Holder’s Cash Settled Units to satisfy such Holder’s obligation to pay the aggregate Purchase Price for the shares of Common Stock to be issued under the related Purchase Contracts in full satisfaction of such Holder’s Obligations under such Purchase Contracts. Following such application, each such Holder’s Obligations, including to pay the Purchase Price for the shares of Common Stock, will be deemed to be satisfied in full, and the Collateral Agent shall, upon receipt of written instructions from the Company, cause the Securities Intermediary to release such Cash from the Collateral Account and shall promptly transfer such Cash to the Company.

(c)    In connection with a Successful Remarketing, the dividend rate on all shares of the Convertible Preferred Stock (whether or not remarketed) may be increased by the Company and dividends will continue to be payable quarterly in arrears, commencing on the March 1, June 1, September 1 or December 1 immediately succeeding the applicable Remarketing Settlement Date in accordance with the Preferred Stock Articles of Amendment, when, as and if declared by the Board of Directors. In addition, pursuant to the terms of the Preferred Stock Articles of Amendment, the conversion rate on all shares of the Convertible Preferred Stock (whether or not remarketed) may increase in connection with a Successful Remarketing. These modifications shall become effective, without the consent of the Holders, upon the Remarketing Settlement Date. If, on the date of any Successful Remarketing, the Closing Price of the Common Stock on such date is less than the Reference Price, the conversion rate for the Convertible Preferred Stock shall increase to an amount equal to $1,000, divided by 120% of the Closing Price of the Common Stock on the date of such Successful Remarketing (rounded to the nearest ten-thousandth share). If, however, on the date of any Successful Remarketing, the Closing Price of the Common Stock on such date is greater than or equal to the Reference Price, the Company shall not change the conversion rate for the Convertible Preferred Stock. The Company shall not decrease the dividend rate or conversion rate in connection with a Successful Remarketing. Notwithstanding the foregoing, in no event shall the increased conversion rate pursuant to the Preferred Stock Articles of Amendment exceed 45.1000 shares of Common Stock per share of Convertible Preferred Stock, subject to adjustment in accordance with the Preferred Stock Articles of Amendment. If a Successful Remarketing occurs, the Company will request the Depositary to notify the Depositary Participants holding shares of Convertible Preferred Stock of any Increased Rates on the Business Day following the date of the Successful Remarketing.

(d)    [Reserved].

(e)    Prior to the close of business on the second Business Day immediately preceding an Applicable Remarketing Period, other than during a Blackout Period, Holders of Separate Shares of Convertible Preferred Stock may elect to have their Separate Shares of Convertible Preferred Stock remarketed in such Remarketing in the same manner as the Convertible Preferred Stock underlying Applicable Ownership Interests in Convertible Preferred Stock by delivering their Separate Shares of Convertible Preferred Stock along with a notice of this election, substantially in the form of Exhibit M attached hereto, to the Custodial Agent. After such time, such election shall become an irrevocable election to have such Separate Shares of Convertible Preferred Stock remarketed in all Remarketings to occur in the Applicable Remarketing Period. The Custodial Agent shall hold the Separate Shares of Convertible Preferred Stock in an account separate from the Collateral Account in which the Convertible Preferred Stock underlying Applicable Ownership Interests in Convertible Preferred Stock shall be held. Holders electing to have their Separate Shares of Convertible Preferred Stock remarketed shall also have the right to withdraw the election by written notice to the Collateral Agent, substantially in the form of Exhibit N hereto, at any time prior to the close of business on the second Business Day immediately preceding the first day of the Applicable Remarketing Period. In the event of a Successful Remarketing during the Optional Remarketing Period, each holder of Separate Shares of Convertible Preferred Stock that elects to have its Convertible Preferred Stock remarketed shall receive for each such share of Convertible Preferred Stock, its pro rata portion of the proceeds of the Successful Remarketing, which shall be greater than or equal to the Remarketing Price Per Share. In the event of a Successful Remarketing during the Final Remarketing Period, each holder of Separate Shares of Convertible Preferred Stock that elects to have its Convertible Preferred Stock remarketed shall receive for each such share of Convertible Preferred Stock, its pro rata portion of the proceeds of the Successful Remarketing, which shall be greater than or equal to $1,000. Except in the case of a Dividend Deficiency Event, any accumulated and unpaid dividends on such shares (including compounded dividends thereon), whether or not declared, will be paid by the Company, on the Purchase Contract Settlement Date, to holders of record on the immediately preceding Dividend Payment record date. If a Dividend Deficiency Event occurs, following the Final Remarketing (whether successful or failed), the Company shall have no obligation to pay the then accumulated but unpaid dividends on the Convertible Preferred Stock on the Purchase Contract Settlement Date to the holders of the shares of Convertible Preferred Stock as of the Dividend Payment record date immediately preceding the Purchase Contract Settlement Date.

(f)    For the avoidance of doubt, the right of each holder of the Convertible Preferred Stock underlying the aggregate Applicable Ownership Interests in Convertible Preferred Stock that are components of Corporate Units and the Separate Shares of Convertible Preferred Stock, the holders of which have elected to participate in any Remarketing, to have such Convertible Preferred Stock remarketed and sold on any Remarketing Date shall be subject to the conditions that (i)(A) the Remarketing Agent(s) conducts an Optional Remarketing, or (B) in the case of the Final Remarketing, that no Successful Optional

Remarketing has occurred, each pursuant to the terms of this Agreement, (ii) a Termination Event has not occurred prior to such Remarketing Date, (iii) the Remarketing Agent(s) is able to find a purchaser or purchasers for such Convertible Preferred Stock at or above the applicable Remarketing Price based on the Increased Rates, if any, and (iv) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent(s) as and when required.

(g)    The Company agrees to use its commercially reasonable efforts to ensure that, if required by applicable law, a registration statement, including a prospectus, under the Securities Act with regard to the full amount of the Convertible Preferred Stock to be remarketed in each Remarketing in each case shall be effective with the Securities and Exchange Commission in a form that may be used by the Remarketing Agent(s) in connection with such Remarketing (unless such registration statement is not required under the applicable laws and regulations that are in effect at that time or unless the Company conducts any Remarketing in accordance with an exemption under the securities laws).

(h)    Holders whose shares of Convertible Preferred Stock are remarketed will not be responsible for the payment of any Remarketing Fee.

(i)    In the case of a Treasury Unit or a Corporate Unit (if Applicable Ownership Interests in the Treasury Portfolio have replaced the Applicable Ownership Interests in Convertible Preferred Stock as a component of such Corporate Unit), if the Pledged Treasury Securities or the appropriate Pledged Applicable Ownership Interests in the Treasury Portfolio held by the Securities Intermediary mature prior to the Purchase Contract Settlement Date, the principal amount of the Treasury Securities or the appropriate Pledged Applicable Ownership Interests in the Treasury Portfolio received by the Securities Intermediary shall be placed in the Collateral Account. On the Purchase Contract Settlement Date, an amount equal to the Purchase Price for all related Purchase Contracts shall be remitted to the Company as payment of such Holder’s Obligations under such Purchase Contracts without receiving any instructions from the Holder. In the event the sum of the Proceeds from the related Pledged Treasury Securities or the related Pledged Applicable Ownership Interests in the Treasury Portfolio is in excess of the aggregate Purchase Price, the Collateral Agent shall cause the Securities Intermediary to distribute such excess, when received by the Securities Intermediary, to the Purchase Contract Agent for the benefit of the Holder of the related Treasury Units or Corporate Units, as applicable.

(j)    The obligations of the Holders to pay the Purchase Price are non-recourse obligations and, except to the extent satisfied by Early Settlement, Fundamental Change Early Settlement or settlement with separate cash pursuant to Section 5.02(b)(vii) or terminated upon a Termination Event, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders, and in no event will Holders be liable for any deficiency between the proceeds of the disposition of Collateral and the Purchase Price.

(k)    The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates thereof to the Holder of the related Units unless the Company shall have received, subject to Section 5.02(j), payment for the Common Stock to be purchased thereunder in the manner herein set forth.

Section 5.03.    Issuance of Shares of Common Stock. Unless a Termination Event, an Early Settlement or a Fundamental Change Early Settlement shall have occurred, on the Purchase Contract Settlement Date, upon receipt of the aggregate Purchase Price payable on all Outstanding Units in accordance with Section 5.02, the Company shall issue and deposit with the Purchase Contract Agent, for the benefit of the Holders of the Outstanding Units, one or more certificates representing newly issued shares of Common Stock registered in the name of the Purchase Contract Agent (or its nominee) as custodian for the Holders to which the Holders are entitled hereunder; provided, that, in case such Common Stock is to be delivered through the facilities of DTC or another Depositary, the Company shall cause its stock transfer agent to deliver beneficial interests in such Common Stock on behalf of the Purchase Contract Agent through such facilities to the Holders entitled thereto.

Subject to the foregoing, upon presentation and surrender of a Certificate, if in certificated form, to the Purchase Contract Agent on or after the Purchase Contract Settlement Date, Early Settlement Date or Fundamental Change Early Settlement Date, as the case may be, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive forthwith in exchange therefor a certificate representing that number of newly issued whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article 5 (after taking into account all Units then held by such Holder), and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder’s designee as specified in the settlement instructions set forth on the reverse of the Certificate provided by the Holder to the Purchase Contract Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered in the name of a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered (but excluding any Depositary or nominee thereof), no such registration shall be made unless and until the Person requesting such registration has paid any transfer and other taxes (including any applicable stamp taxes) required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

Section 5.04.    Fundamental Change Early Settlement.

(a)    If a Fundamental Change occurs prior to the Purchase Contract Settlement Date, then, following the occurrence of a Fundamental Change, each Holder of a Unit, subject to the conditions described in this Section 5.04, shall have the right (a “Fundamental Change Early Settlement Right”) to settle (a “Fundamental Change Early Settlement”) its Purchase Contract early on the Fundamental Change Early Settlement Date at the Settlement Rate determined as if the Applicable Market Value equaled the Stock Price, plus an additional make-whole amount of shares of Common Stock (the “Make-Whole Shares”), subject to adjustment under Section 5.11, and receive payment of Cash in lieu of any fraction of a share, as provided in Section 5.07; provided that no Fundamental Change Early Settlement will be permitted pursuant to this Section 5.04(a) unless, at the time such Fundamental Change Early Settlement is effected, there is an effective Registration Statement with respect to any shares of Common Stock to be issued and delivered in connection with such Fundamental Change Early Settlement, if such a Registration Statement is required (in the view of counsel, which need not be in the form of a written opinion, for the Company) under the Securities Act. If such a Registration Statement is so required, the Company covenants and agrees to use its commercially reasonable efforts to (x) have in effect a Registration Statement covering the Common Stock and other securities, if any, to be delivered in respect of the Purchase Contracts being settled and (y) provide a Prospectus in connection therewith, in each case in a form that may be used in connection with such Fundamental Change Early Settlement (it being understood that if there is a material business transaction or development that has not yet been publicly disclosed, the Company will not be required to provide such a Prospectus, and the right to effect Fundamental Change Early Settlement will not be available, until the Company has publicly disclosed such transaction or development, provided that the Company will use its commercially reasonable efforts to make such disclosure as soon as it is commercially reasonable to do so).

In the event that a Holder seeks to exercise its Fundamental Change Early Settlement Right and a Registration Statement is required to be effective in connection with the exercise of such right but no such Registration Statement is then effective, the Holder’s exercise of such right shall be void unless and until such a Registration Statement shall be effective, but such Holder shall receive consideration calculated as described in this Section 5.04(a) when such Registration Statement becomes effective; provided that the Fundamental Change Early Settlement Date shall not be so postponed beyond the Purchase Contract Settlement Date. If, but for the proviso in the immediately preceding sentence, the Fundamental Change Early Settlement Date would occur on or after the Purchase Contract Settlement Date, the Company shall deliver to any Holder on the Purchase Contract Settlement Date the applicable number of Make-Whole Shares in addition to a number of shares of Common Stock equal to the Settlement Rate, determined as if the Applicable Market Value were equal to the Stock Price.

If a Holder elects a Fundamental Change Early Settlement of some or all of its Purchase Contracts, such Holder shall be entitled to receive, on the Fundamental Change Early Settlement Date, the aggregate amount of any accrued and unpaid Contract Adjustment Payments (including deferred Contract Adjustment Payments and Compounded Contract Adjustment Payments thereon), with respect to such Purchase Contracts (except when the Fundamental Change Early Settlement Date falls after any Record Date and prior to the next succeeding Payment Date, in which case Contract Adjustment Payments shall be payable to the Person in whose name a Certificate is registered at the close of business on such Record Date relating to the next succeeding Payment Date), payable in the manner set forth in Section 5.09(e). The Company shall pay such amount as a credit against the amount otherwise payable by such Holder to effect such Fundamental Change Early Settlement.

The Company shall provide each Holder and the Purchase Contract Agent with notice of a Fundamental Change within five Business Days after the effective date of such Fundamental Change, which shall specify:

(i)    the date on which such Fundamental Change Early Settlement shall occur (such date, the “Fundamental Change Early Settlement Date”) which shall be at least 10 Business Days after the effective date of such Fundamental Change but, subject to the foregoing, no later than the earlier of (x) 20 Business Days after the effective date of such Fundamental Change and (y) one Business Day prior to (i) the first day of the commencement of an Optional Remarketing Period, or (ii) if the Company has not specified an Optional Remarketing Period or the Optional Remarketing is not successful, the first day of the commencement of the Final Remarketing Period or, if the Final Remarketing is not successful, the Purchase Contract Settlement Date;

(ii)    the date by which Holders must exercise the Fundamental Change Early Settlement Right;

(iii)    the applicable Settlement Rate and number of Make-Whole Shares;

(iv)    the amount and kind (per share of Common Stock) of the Cash, securities and other consideration receivable by the Holder upon Fundamental Change Early Settlement; and

(v)    and the amount of accrued and unpaid Contract Adjustment Payments (including any deferred Contract Adjustment Payments thereon), if any, that will be paid to Holders exercising the Fundamental Change Early Settlement Right and the method by which the Company will pay such Contract Adjustment Payments.

Notwithstanding the foregoing, if the Final Remarketing Period begins less than ten Business Days following the occurrence of a Fundamental Change, the notice will specify the Purchase Contract Settlement Date as the Fundamental Change Early Settlement Date.

Corporate Units Holders and Treasury Units Holders may only effect Fundamental Change Early Settlement pursuant to this Section 5.04(a) in integral multiples of 10 Corporate Units or Treasury Units, as the case may be; provided that if the Treasury Portfolio has replaced the shares of Convertible Preferred Stock that are components of the Corporate Units, Holders of the Corporate Units may only effect Fundamental Change Early Settlement pursuant to this Section 5.04(a) in integral multiples of such number of Corporate Units as may be determined by the Remarketing Agent upon a Successful Optional Remarketing of the Convertible Preferred Stock, which number shall be provided to a Holder by the Company at the request of such Holder. Other than the provisions relating to timing of notice and settlement, which shall be as set forth above, the provisions of Section 5.01 shall apply with respect to a Fundamental Change Early Settlement pursuant to this Section 5.04(a).

In order to exercise the right to effect a Fundamental Change Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Units shall deliver, no later than the close of business on the second Business Day immediately preceding the Fundamental Change Early Settlement Date, such Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds) in an amount equal to the aggregate Purchase Price corresponding to the number of Purchase Contracts with respect to which the Holder has elected to effect Fundamental Change Early Settlement. In the event that Units are held by or through DTC or another Depositary, the exercise of the right to effect Fundamental Change Early Settlement shall occur in conformity with the standing arrangements between DTC or such Depositary and the Purchase Contract Agent.

Upon receipt of such Certificate and payment of such funds, the Purchase Contract Agent shall pay the Company from such funds the related Purchase Price pursuant to the terms of the related Purchase Contracts, and notify the Collateral Agent, pursuant to a notice in substantially the form of Exhibit O hereto, in writing that all the conditions necessary for a Fundamental Change Early Settlement by a Holder have been satisfied pursuant to which the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Purchase Price.

Upon receipt by the Collateral Agent of the written notice from the Purchase Contract Agent set forth in the immediately preceding paragraph, the Collateral Agent shall release from the Pledge, (1) the Convertible Preferred

Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock or the Pledged Applicable Ownership Interests in the Treasury Portfolio or (2) the applicable Treasury Securities corresponding to the number of Purchase Contracts as to which such Holder of Treasury Units has elected to effect a Fundamental Change Early Settlement, and shall instruct the Securities Intermediary to Transfer all such Pledged Applicable Ownership Interests in the Treasury Portfolio or Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock or applicable Proceeds of the Treasury Securities, as the case may be, to the Purchase Contract Agent, or, in the case of Pledged Applicable Ownership Interests in Convertible Preferred Stock, the Transfer Agent, for distribution by the Purchase Contract Agent or Transfer Agent, on behalf of the Purchase Contract Agent and pursuant to an instruction from the Purchase Contract Agent substantially in the form of Exhibit S attached hereto, to such Holder, in each case free and clear of the Pledge created hereby.

If a Holder properly effects an effective Fundamental Change Early Settlement in accordance with the provisions of this Section 5.04(a), the Company will deliver (or will cause and instruct the Collateral Agent in writing to deliver) to the Holder on the Fundamental Change Early Settlement Date for each Purchase Contract with respect to which such Holder has elected Fundamental Change Early Settlement:

(i)    a number of shares of Common Stock (or Exchange Property Units, if applicable) equal to the Settlement Rate plus the Make-Whole Shares, if any;

(ii)    the shares of Convertible Preferred Stock, the Applicable Ownership Interests in the Treasury Portfolio or applicable Proceeds of the Treasury Securities, as the case may be, related to each Unit with respect to which the Holder is effecting a Fundamental Change Early Settlement, free and clear of the Pledge created hereby; and

(iii)    if so required under the Securities Act, a Prospectus as contemplated by this Section 5.04(a).

For the avoidance of doubt, any accrued and unpaid Contract Adjustment Payments (including any deferred Contract Adjustment Payments and Compounded Contract Adjustment Payments thereon) with respect to such Purchase Contract to, but excluding, the Fundamental Change Early Settlement Date shall be due and payable by the Company on the Fundamental Change Early Settlement Date for such Purchase Contract, subject to Section 5.09(e).

The Corporate Units or the Treasury Units of the Holders who do not elect Fundamental Change Early Settlement in accordance with the foregoing will continue to remain outstanding and be subject to settlement on the Purchase Contract Settlement Date in accordance with the terms hereof.

(b)    The number of Make-Whole Shares per Purchase Contract applicable to Fundamental Change Early Settlement shall be determined by reference to the table below, based on the date on which the Fundamental Change occurs or becomes effective (the “Effective Date”) and the Stock Price in the such Fundamental Change. The “Stock Price” shall be:

(i)    in the case of a Fundamental Change described in clause (ii) of the definition thereof where the holders of the Common Stock receive only Cash in the Fundamental Change, the Cash amount paid per share of the Common Stock; and

(ii)    in all other cases, the average of the Closing Prices of the Common Stock for the 10 consecutive Trading Days immediately prior to but not including the Effective Date.

The Stock Prices set forth in the first row of the table (i.e., the column headers) shall be adjusted upon the occurrence of any event requiring an anti-dilution adjustment to the Maximum Settlement Rate pursuant to Section 5.11 in a manner inversely proportional to the adjustments to the Maximum Settlement Rate. Each of the Make-Whole Share amounts in the table will be subject to adjustment in the same manner and at the same time as the Maximum Settlement Rate as set forth in Section 5.11.

Effective Date	$30.00	$40.00	$50.00	$60.00	$70.00	$73.91	$80.00	$90.00	$100.00	$110.00	$120.00	$130.00	$140.00
June 14, 2019	0.5222	0.3435	0.2292	0.1356	0.0436	0.0000	0.0515	0.0949	0.1142	0.1200	0.1189	0.1145	0.1088
June 1, 2020	0.3518	0.2316	0.1557	0.0899	0.0142	0.0000	0.0273	0.0691	0.0847	0.0875	0.0848	0.0802	0.0753
June 1, 2021	0.1778	0.1170	0.0799	0.0472	0.0000	0.0000	0.0094	0.0425	0.0495	0.0480	0.0447	0.0414	0.0385
June 1, 2022	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The actual Stock Price and Effective Date applicable to a Fundamental Change may not be set forth on the table, in which case:

(i)    if the actual Stock Price is between two Stock Prices on the table or the actual Effective Date is between two Effective Dates on the table, the amount of Make–Whole Shares shall be determined by a straight-line interpolation between the Make–Whole Share amounts set forth for the two Stock Prices and the two Effective Dates on the table based on a 365-day year, as applicable;

(ii)    if the Stock Price exceeds $140.00 per share (subject to adjustment in the same manner as the Stock Prices set forth in the table above), then the Make–Whole Share amount shall be zero; and

(iii)    if the Stock Price is less than $30.00 per share (subject to adjustment in the same manner as the Stock Prices set forth in the table above) (the “Minimum Stock Price”), then the Make–Whole Share amount shall be determined as if the Stock Price equaled the Minimum Stock Price, using straight-line interpolation, as described above, if the actual Effective Date is between two Effective Dates on the table.

Notwithstanding the foregoing, in no event will the total number of shares of Common Stock issuable upon settlement of a Purchase Contract exceed 1.8751 shares per Purchase Contract (subject to adjustment in the same manner and at the same time as the Maximum Settlement Rate as set forth in Section 5.11).

(c)    All calculations and determinations pursuant to this Article 5 shall be made by the Company or its agent, and the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall have no responsibility for making, verifying or confirming such calculations or determinations or otherwise with respect to such calculations or determinations under this Agreement or otherwise, and may conclusively presume that such calculations and determinations are correct and conform to the requirements of this Agreement.

Section 5.05.    Termination Event; Notice. The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments (including any deferred Contract Adjustment Payments and Compounded Contract Adjustment Payments thereon), and the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, prior to or on the Purchase Contract Settlement Date, a Termination Event shall have occurred.

Upon and after the occurrence of a Termination Event, the Units shall thereafter represent the right to receive the shares of Convertible Preferred Stock underlying the Applicable Ownership Interests in Convertible Preferred Stock, the Treasury Securities, the Cash or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, forming part of such Units, in accordance with the provisions of Section 3.16 hereof. Upon the occurrence of a Termination Event, (i) the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register and (ii) the Collateral Agent shall, in accordance with Section 3.16 hereof, release the shares of Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock or the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio) forming a part of each Corporate Unit, the Pro Rata Portion of the Collateral forming a part of each Treasury Unit or the Cash forming a part of each Cash Settled Unit, as the case may be, from the Pledge.

Section 5.06.    Early Settlement. (a) Subject to and upon compliance with the provisions of this Section 5.06, at the option of the Holder thereof, at any time prior to the close of business on the Scheduled Trading Day immediately preceding the first day of the Market Value Averaging Period, other than during a Blackout Period, Purchase Contracts underlying Units may be settled early (“Early Settlement”); provided that no Early Settlement will be permitted pursuant to this Section 5.06 unless, at the time such Early Settlement is effected, there is an effective Registration Statement with respect to the shares of Common Stock and other securities, if any, to be issued and delivered in connection with such Early Settlement, if such a Registration Statement is required (in the view of counsel, which need not be in the form of a written opinion, for the Company) under the Securities Act. If such a Registration Statement is so required, the Company covenants and agrees to use its commercially reasonable efforts to (i) have in effect a Registration Statement covering those shares of Common Stock and other securities, if any, to be delivered in respect of the Purchase Contracts being settled and (ii) provide a Prospectus in connection therewith, in each case in a form that may be used in connection with such Early Settlement (it being understood that if there is a material business transaction or development that has not yet been publicly disclosed, the Company will not be required to provide such a Prospectus, and the right to effect Early Settlement will not be available, until the Company has publicly disclosed such transaction or development, provided that the Company will use its commercially reasonable efforts to make such disclosure as soon as it is commercially reasonable to do so).

(b)    In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Units (in the case of Certificates in definitive certificated form) shall deliver, at any time prior to the close of business on the Scheduled Trading Day immediately preceding the first day of the Market Value Averaging Period, other than during a Blackout Period, such Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in Cash in immediately available funds) in an amount (the “Early Settlement Amount”) equal to the sum of:

(i)    the aggregate Purchase Price for the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus,

(ii)    if the Early Settlement Date with respect to any Purchase Contracts occurs during the period from the close of business on any Record Date next preceding any Payment Date to the open of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts, unless the Company has elected to defer the Contract Adjustment Payments payable on such Payment Date.

In the case of Book-Entry Interests, each Beneficial Owner electing Early Settlement must deliver the Early Settlement Amount to the Purchase Contract Agent along with a facsimile of the Election to Settle Early form duly completed, make book-entry transfer of such Book-Entry Interests and comply with the applicable procedures of the Depositary by the applicable time set forth above in this Section 5.06. In addition, so long as the Units are evidenced by one or more Global Certificates deposited with the Depositary, procedures for Early Settlement will also be governed by standing arrangements between the Depositary and the Purchase Contract Agent.

Except as provided in Section 5.09(d), no payment shall be made upon Early Settlement of any Purchase Contract on account of any Contract Adjustment Payments (other than deferred Contract Adjustment Payments and any Compounded Contract Adjustment Payments thereon) accrued on such Purchase Contract or on account of any dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Units at or prior to the close of business on a Business Day, such day shall be the “Early Settlement Date” with respect to such Units and if such requirements are first satisfied after the close of business on a Business Day or on a day that is not a Business Day, the Early Settlement Date with respect to such Units shall be the next succeeding Business Day.

Upon the receipt of such Certificate, Election to Settle Early form duly completed and Early Settlement Amount from the Holder, the Purchase Contract Agent shall pay to the Company such Early Settlement Amount, the receipt of which payment the Company shall confirm in writing. The Purchase Contract Agent shall then notify the Collateral Agent in writing that (A) such Holder has elected to effect an Early Settlement, which notice shall set forth the number of such Purchase Contracts as to which such Holder has elected to effect Early Settlement, (B) the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amount and (C) all conditions to such Early Settlement expressly set forth in this Agreement have been satisfied.

Upon receipt by the Collateral Agent of the written notice from the Purchase Contract Agent set forth in the preceding paragraph, within two Business Days following the Early Settlement Date, the Collateral Agent shall release from the Pledge, (1) in the case of a Holder of Corporate Units, the shares of Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock, or the Pledged Applicable Ownership Interests in the Treasury Portfolio, as the case may be, relating to the Purchase Contracts to which Early Settlement is effected, or (2) in the case of a Holder of Treasury Units, the Proceeds of the applicable Pro Rata Portions of the Treasury Securities corresponding to the number of Purchase Contracts as to which such Holder has elected to effect Early Settlement, and shall instruct the Securities

Intermediary to Transfer all such Pledged Applicable Ownership Interests in the Treasury Portfolio or shares of Convertible Preferred Stock underlying such Pledged Applicable Ownership Interests in Convertible Preferred Stock or Proceeds of the Treasury Securities, as the case may be, to the Purchase Contract Agent, or, in the case of Pledged Applicable Ownership Interests in Convertible Preferred Stock, the Transfer Agent, for distribution by the Purchase Contract Agent or Transfer Agent, on behalf of the Purchase Contract Agent and pursuant to an instruction from the Purchase Contract Agent substantially in the form of Exhibit S attached hereto, to such Holder, in each case free and clear of the Pledge created hereby.

Holders of Corporate Units and Treasury Units may only effect Early Settlement pursuant to this Section 5.06 in integral multiples of 10 Corporate Units or 10 Treasury Units, as the case may be; provided that if the Treasury Portfolio has replaced the shares of Convertible Preferred Stock that are components of the Corporate Units, Holders of the Corporate Units may only effect Early Settlement pursuant to this Section 5.06 in integral multiples of such number of Corporate Units as may be determined by the Remarketing Agent upon a Successful Optional Remarketing of the Convertible Preferred Stock, which number shall be provided to a Holder by the Company at the request of such Holder.

Upon Early Settlement of the Purchase Contracts, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments (including any deferred Contract Adjustment Payments and Compounded Contract Adjustment Payments thereon) with respect to such Purchase Contracts shall immediately and automatically terminate, except as provided in Section 5.09(d).

(c)    Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Company shall issue, and the Holder shall be entitled to receive, a number of shares of Common Stock equal to 85% of the Settlement Rate calculated as set forth in Section 5.01 for each Purchase Contract as to which Early Settlement is effected, as if the Applicable Market Value for such purpose were equal to the average of the Daily VWAPs of the Common Stock during the Early Settlement Averaging Period (subject to Section 5.12).

(d)    No later than the second Business Day after the last Trading Day of the Early Settlement Averaging Period, the Company shall cause the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, accompanied with a payment in respect of the aggregate deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon), if any, through the Payment Date immediately preceding such Early Settlement Date, payable as set forth in Section 5.09(e)

(e)    Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Convertible Preferred Stock, the Applicable Ownership Interest in the Treasury Portfolio or the applicable Proceeds of the Treasury Securities, as the case may be, from the Securities Intermediary, as applicable, the Purchase Contract Agent or Transfer Agent, as applicable, shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units:

(i)    transfer to the Holder the Convertible Preferred Stock, the Applicable Ownership Interest in the Treasury Portfolio or the applicable Proceeds of the Treasury Securities related to such Units, as the case may be,

(ii)    deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement, and

(iii)    if so required under the Securities Act, deliver a Prospectus for the shares of Common Stock issuable upon such Early Settlement as contemplated by Section 5.06(a).

(f)    In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Purchase Contract Agent shall execute on behalf of the Holder, authenticate and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Early Settlement was not effected.

Section 5.07.    No Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Purchase Contract Settlement Date, or upon Early Settlement or Fundamental Change Early Settlement of any Purchase Contracts. Instead of any fractional share of Common Stock that would otherwise be deliverable upon settlement of any Purchase Contracts, the Company, through the Purchase Contract Agent, shall make a Cash payment in respect of such fractional interest in an amount equal to the percentage of a whole share represented by such fractional share multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the Purchase Contract Settlement Date (or (x) in the case of any Early Settlement, the Closing Price of the Common Stock on the Trading Day immediately preceding the relevant date for delivery of the shares of Common Stock issuable upon such Early Settlement and (y) in the case of a Fundamental Change Early Settlement, the Closing Price of the Common Stock on the Trading Day immediately preceding the relevant Fundamental Change Early Settlement Date). If, however, a Holder surrenders for settlement more than one Purchase Contract on the same date, then the number of full shares of Common Stock issuable pursuant to such Purchase Contracts shall be computed based upon the aggregate number of Purchase Contracts surrendered on such date, or if the Corporate Units are held in global book-entry form, based on such other aggregate number of Purchase Contracts being surrendered by the Holder on the same date as DTC may otherwise require.

Section 5.08.    Charges and Taxes. The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, however, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Unit or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Units evidenced thereby, other than in the name of the Purchase Contract Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless or until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5.09.    Contract Adjustment Payments. (a) Subject to Section 5.09(d), the Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract for the period from and including the immediately preceding Payment Date on which Contract Adjustment Payments were paid (or if none, June 14, 2019) to but excluding such Payment Date to the Person in whose name a Certificate is registered at the close of business on the Record Date relating to such Payment Date. Contract Adjustment Payments shall be payable in cash, by delivery of shares of Common Stock or through any combination of cash and shares of Common Stock, as set forth in Section 5.09(e). Contract Adjustment Payments on Global Certificates payable in cash shall be made by wire transfer of immediately available funds to the Depositary. If the book-entry system for the Units has been terminated, Contract Adjustment Payments payable in cash shall be payable at the office or agency of the Purchase Contract Agent in the Borough of Manhattan, City of New York, New York maintained for that purpose or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person’s address as it appears on the Security Register as of the Record Date, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent, given at least ten calendar days prior to the Payment Date. Contract Adjustment Payments payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The Contract Adjustment Payments will accrue from June 14, 2019.

(b)    Upon the occurrence of a Termination Event, the Company’s obligation to pay future Contract Adjustment Payments and any deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) shall cease.

(c)    Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the recreation of Corporate Units) any other Certificate shall carry the right to accrued and unpaid Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon), which right was carried by the Purchase Contracts underlying such other Certificates.

(d)    In the case of any Unit with respect to which Early Settlement or Fundamental Change Early Settlement of the underlying Purchase Contract is effected on a date that is after any Record Date and prior to or on the next succeeding Payment Date, Contract Adjustment Payments and deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement or Fundamental Change Early Settlement, and such Contract Adjustment Payments and deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) shall be paid to the Person in whose name the Certificate evidencing such Unit is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Unit with respect to which Early Settlement of the underlying Purchase Contract is effected, Contract Adjustment Payments that would otherwise have accrued after the most recent Payment Date with respect to such Purchase Contract shall not be payable.

(e)    (i) Subject to the limitations described below, any Contract Adjustment Payment (including Compounded Contract Adjustment Payments thereon or any portion of any Contract Adjustment Payment), whether or not for a current Payment Date or in respect of any prior Payment Date, may be paid by the Company, as determined in its sole discretion:

(A)    in cash;

(B)    by delivery of shares of Common Stock; or

(C)    through any combination of cash and shares of Common Stock.

(ii)    Each Contract Adjustment Payment shall be made in cash, except to the extent the Company timely elects to make all or any portion of such Contract Adjustment Payment in shares of Common Stock. The Company shall give notice to Holders of any such election and the portions of such Contract Adjustment Payment that will be made in cash and in Common Stock no later than eight Scheduled Trading Days prior to the Payment Date for such Contract Adjustment Payment.

(iii)    Any shares of Common Stock issued in payment or partial payment of a Contract Adjustment Payment shall be valued for such purpose at the applicable Five-Day Average Price, multiplied by 97%.

(iv)    No fractional shares of Common Stock shall be delivered by the Company to Holders in payment or partial payment of a Contract Adjustment Payment. A cash adjustment shall be paid by the Company to each Holder that would otherwise be entitled to receive a fraction of a share of Common Stock based on (x) the Five-Day Average Price and (y) the aggregate number of Units held by such Holder (or if the Units are held in global book-entry form, based on the applicable procedures of DTC for determining such number of Units).

(v)    To the extent that the Company, in its reasonable judgment, determines that a Registration Statement is required in connection with the issuance of, or for resales of, Common Stock issued as a Contract Adjustment Payment, including Contract Adjustment Payments paid in connection with a Fundamental Change Early Settlement, the Company shall, to the extent such a Registration Statement is not currently filed and effective, use its reasonable best efforts to file and maintain the effectiveness of such a Registration Statement until the earlier of such time as all such shares of Common Stock have been resold thereunder and such time as all such shares are freely tradable under Rule 144 by non-Affiliates of the Company without registration. To the extent applicable, the Company shall also use its reasonable best efforts to have such shares of Common Stock qualified or registered under applicable state securities laws, if required, and approved for listing on the NYSE (or if the Common Stock is not then listed on the NYSE, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed).

Section 5.10.    Deferral of Contract Adjustment Payments.

(a)    The Company has the right at any time, and from time to time, to defer payment of all or part of the Contract Adjustment Payments in respect of each Purchase Contract by extending the period for payment of Contract Adjustment Payments to any subsequent Payment Date (an “Extension Period”), but not beyond the Purchase Contract Settlement Date (or, with respect to Purchase Contracts for which (i) an effective Fundamental Change Early Settlement has occurred, the Fundamental Change Early Settlement Date or (ii) an effective Early Settlement has occurred, the quarterly Payment Date immediately preceding the Early Settlement Date). Prior to the expiration of any Extension Period, the Company may further extend such Extension Period to any subsequent Payment Date, but not beyond the Purchase Contract Settlement Date (or any applicable Fundamental Change Early Settlement Date or Payment Date immediately preceding the Early Settlement Date, as the case may be).

If the Company so elects to defer Contract Adjustment Payments, the Company shall pay additional Contract Adjustment Payments on such deferred installments of Contract Adjustment Payments at a rate equal to 7.25% per annum, compounding on each succeeding Payment Date, until such deferred installments are paid in full (the accrued additional Contract Adjustment Payments thereon, being referred to herein as the “Compounded Contract Adjustment Payments”). The Company may pay any such deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) on any scheduled Payment Date.

At the end of each Extension Period, including as the same may be extended as provided above, or, in the event of an effective Early Settlement or Fundamental Change Early Settlement, on the date shares of Common Stock are delivered in respect of such Early Settlement or the Fundamental Change Early Settlement Date, as the case may be, the Company shall pay all deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) then due in the manner set forth in Section 5.09(a) (in the case of the end of an Extension Period), in the manner set forth in Section 5.06(b) (in the case of an Early Settlement) or in the manner set forth in Section 5.04 (in the case of a Fundamental Change Early Settlement) to the extent such amounts are not deducted from the amount otherwise payable by the Holder in the case of any Early Settlement or any Fundamental Change Early Settlement. In the event of an Early Settlement, the Company shall pay all deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) then payable, if any, on the Purchase Contracts being settled early through the Payment Date immediately preceding the applicable Early Settlement Date. In the event of a Fundamental Change Early Settlement, the Company shall pay all deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) due on the Purchase Contracts being settled on the Fundamental Change Early Settlement Date to but excluding such Fundamental Change Early Settlement Date.

Upon termination of any Extension Period and the payment of all deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) and all accrued and unpaid Contract Adjustment Payments then due, the Company may commence a new Extension Period; provided that such Extension Period, together with all extensions thereof, may not extend beyond the Purchase Contract Settlement Date (or any applicable Early Settlement Date or Fundamental Change Early Settlement Date). Except in the case of an Early Settlement or Fundamental Change Early Settlement, no Contract Adjustment Payments shall be due and payable during an Extension Period except at the end thereof.

(b)    The Company shall give written notice to the Purchase Contract Agent (and the Purchase Contract Agent shall promptly thereafter give notice thereof to Holders of Purchase Contracts) of its election to extend any period for the payment of Contract Adjustment Payments, the expected length of any such Extension Period and any extension of any Extension Period, at least five Business Days before the earlier of (i) the Record Date for the Payment Date on which Contract Adjustment Payments would have been payable except for the election to begin or extend the Extension Period or (ii) the date the Purchase Contract Agent is required to give notice to any securities exchange or to Holders of Purchase Contracts of such Record Date or such Payment Date.

(c)    The Company shall give written notice to the Purchase Contract Agent (and the Purchase Contract Agent shall promptly thereafter give notice thereof to Holders of Purchase Contracts) of the end of an Extension Period or its election to pay any portion of the deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) on a Payment Date prior to the end of an Extension Period, at least five Business Days before the earlier of (i) the Record Date for the Payment Date on which such Extension Period shall end or such payment of deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) shall be made or (ii) the date the Purchase Contract Agent is required to give notice to any securities exchange or to Holders of Purchase Contracts of such Record Date or such Payment Date.

(d)    In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then, until all deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) have been paid, the Company shall not (1) declare or pay any dividends on, or make any distributions on, or redeem, purchase or acquire, or make a liquidation payment with respect to, any shares of the Company’s capital stock (including the Convertible Preferred Stock), (2) make any payment of principal of, or interest or premium, if any, on, or repay, repurchase or redeem any of the Company’s debt securities that rank on parity with, or junior to, the Contract Adjustment Payments, or (3) make any guarantee payments under any guarantee by the Company of securities of any of the Company’s Subsidiaries if the Company’s guarantee ranks on parity with, or junior to, the Contract Adjustment Payments; provided that the foregoing does not apply to:

(i)    purchases, redemptions or other acquisitions of the Company’s capital stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors, agents or consultants or a stock purchase or dividend reinvestment plan, or the satisfaction of the Company’s obligations pursuant to any contract or security outstanding on the date that the Contract Adjustment Payment is deferred requiring the Company to purchase, redeem or acquire its capital stock;

(ii)    any payment, repayment, redemption, purchase, acquisition or declaration of dividends described in clause (1) above as a result of a reclassification of the Company’s capital stock, or the exchange or conversion of all or a portion of one class or series of the Company’s capital stock, for another class or series of the Company’s capital stock;

(iii)    the purchase of fractional interests in shares of the Company’s capital stock pursuant to the conversion or exchange provisions of the Company’s capital stock or the security being converted or exchanged, or in connection with the settlement of stock purchase contracts outstanding on the date that the Contract Adjustment Payment is deferred;

(iv)    dividends or distributions paid or made in the Company’s capital stock (or rights to acquire the Company’s capital stock), or repurchases, redemptions or acquisitions of the Company’s capital stock in connection with the issuance or exchange of the Company’s capital stock (or of securities convertible into or exchangeable for shares of the Company’s capital stock) and distributions in connection with the settlement of stock purchase contracts outstanding on the date that the Contract Adjustment Payment is deferred;

(v)    redemptions, exchanges or repurchases of, or with respect to, any rights outstanding under a shareholder rights plan outstanding on the date that the Contract Adjustment Payment is deferred or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future;

(vi)    payments on any trust preferred securities, subordinated debentures, junior subordinated debentures or junior subordinated notes, or any guarantees of any of the foregoing, in each case, that rank equal in right of payment with the Contract Adjustment Payments, so long as the amount of payments made on account of such securities or guarantees and the Purchase Contracts is paid on all such securities and guarantees and the Purchase Contracts then outstanding on a pro rata basis in proportion to the full payment to which each series of such securities, guarantees or Purchase Contracts is then entitled if paid in full; provided that, for avoidance of doubt, the Company shall not make Contract Adjustment Payments in part; or

(vii)    any payment of deferred interest or principal on, or repayment, redemption or repurchase of, parity or junior securities that, if not made, would cause the Company to breach the terms of the instrument governing such parity or junior securities.

Section 5.11. Anti-dilution Adjustments. The Maximum Settlement Rate shall be subject to the following adjustments:

(a)    If the Company issues Common Stock as a dividend or distribution on the Common Stock to all or substantially all holders of the Common Stock, or the Company effects a share split or share combination, the Maximum Settlement Rate shall be adjusted based on the following formula:

where,

  =   the Maximum Settlement Rate in effect immediately prior to the close of business on the Record Date for such dividend or distribution or immediately prior to the open of business on the Effective Date for such share split or share combination, as the case may be;

  =   the Maximum Settlement Rate in effect immediately after the close of business on such Record Date or immediately after the open of business on such Effective Date, as the case may be;

  =   the number of shares of Common Stock outstanding immediately prior to the close of business on such Record Date or immediately prior the open of business on such Effective Date, as the case may be, in each case, prior to giving effect to such event; and

  =   the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such event.

Any adjustment made pursuant to this clause (a) shall become effective as of the close of business on the Record Date for such dividend or other distribution or as of the open of business on the Effective Date for such share split or share combination becomes effective, as applicable. If any dividend or distribution in this clause (a) is declared but not so paid or made, the new Maximum Settlement Rate shall be readjusted, on the date that the Board of Directors determines not to pay or make such dividend or distribution, to the Maximum Settlement Rate that would then be in effect if such dividend or distribution had not been declared.

(b)    If the Company distributes to all holders of Common Stock any rights, options or warrants entitling them for a period of not more than 45 calendar days after the date of distribution thereof to subscribe for or purchase Common Stock, in any case at an exercise price per share of Common Stock less than the average of the Closing Prices of the Common Stock for the 10 consecutive Trading Days ending on, and including, the Trading Day immediately preceding the date of the announcement of such distribution, the Maximum Settlement Rate shall be increased based on the following formula:

where,

  =   the Maximum Settlement Rate in effect immediately prior to the close of business on the Record Date for such distribution;

  =   the Maximum Settlement Rate in effect immediately after the close of business on such Record Date;

  =   the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such distribution;

     =    the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

     =    the number of shares of Common Stock equal to the quotient of (A) the aggregate price payable to exercise such rights, options or warrants divided by (B) the average of the Closing Prices of the Common Stock for the 10 consecutive Trading Days ending on, and including, the Trading Day immediately preceding the date of the announcement of the distribution of such rights, options or warrants.

If any right, option or warrant described in this clause (b) is not exercised or converted prior to the expiration of the exercisability or convertibility thereof (and as a result no additional shares of Common Stock are delivered or issued pursuant to such rights, options or warrants), the new Maximum Settlement Rate shall be readjusted, as of the date of such expiration, to the Maximum Settlement Rate that would then be in effect had the increase with respect to the distribution of such rights, options or warrants been made on the basis of delivery or issuance of only the number of shares of Common Stock actually delivered.

For purposes of this clause (b), in determining whether any rights, options or warrants entitle the holders thereof to subscribe for or purchase shares of the Common Stock at a price per share of Common Stock less than the average of the Closing Prices of the Common Stock for the 10 consecutive Trading Days ending on, and including, the Trading Day immediately preceding the date of the announcement of the distribution of such rights, options or warrants, and in determining the aggregate price payable to exercise such rights, options or warrants, there shall be taken into account any consideration the Company receives for such rights, options or warrants and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.

Any increase to the Maximum Settlement Rate made under this clause (b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the close of business on the Record Date for such distribution.

(c)    (1) If the Company distributes shares of capital stock, evidences of indebtedness or other assets or property of the Company to all holders of Common Stock (excluding (i) any dividend, distribution, rights, warrants or options as to which an adjustment was effected pursuant to clause (a) or (b) above, (ii) any dividend or distribution paid exclusively in Cash, and (iii) any Spin-Off to which the provisions in clause (c)(2) below apply), the Maximum Settlement Rate shall be increased based on the following formula:

where,

  =   the Maximum Settlement Rate in effect immediately prior to the close of business on the Record Date for such distribution;

  =   the Maximum Settlement Rate in effect immediately after the close of business on such Record Date;

   =   the Closing Price of the Common Stock on the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

 =   the fair market value (as determined in good faith by the Board of Directors), on the Record Date for such dividend or distribution, of the shares of capital stock, evidences of indebtedness, assets or property so distributed, expressed as an amount per share of Common Stock.

Notwithstanding the foregoing, if “FMV” (as defined above) exceeds “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Purchase Contract shall receive, for each Purchase Contract, at the same time and upon the same terms as holders of shares of Common Stock, the amount of such distributed shares of capital stock, evidences of indebtedness or other assets or property that such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Maximum Settlement Rate on the Record Date for such dividend or distribution.

(2) However, if the Company distributes to all holders of Common Stock, capital stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit, in each case, that will be listed on a U.S. national securities exchange (a “Spin-Off”), then the Maximum Settlement Rate shall instead be increased based on the following formula:

where,

  =   the Maximum Settlement Rate in effect immediately prior to the end of the Valuation Period;

  =   the Maximum Settlement Rate in effect immediately after the end of the Valuation Period;

 =   the average of the closing price of the capital stock or similar equity interests distributed to holders of Common Stock applicable to one share of Common Stock over each of the 10 consecutive Trading Days commencing on, and including, the Ex-Dividend Date for such dividend or distribution (the “Valuation Period”); and

  =   the average of the Closing Price of the Common Stock over the Valuation Period.

The adjustment to the Maximum Settlement Rate under this clause (c)(2) shall occur on the last day of the Valuation Period; provided that if a Holder elects to early settle the Purchase Contracts, or the Purchase Contract Settlement Date occurs, in either case, during the Valuation Period, references with respect to 10 Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed between the Ex-Dividend Date of such Spin-Off and the date on which such Holder elected its early settlement right, or the Business Day immediately preceding the Purchase Contract Settlement Date, as the case may be, in determining the applicable Maximum Settlement Rate.

If any dividend or distribution described in this clause (c) is declared but not so paid or made, the new Maximum Settlement Rate shall be readjusted, as of the date the Board of Directors determines not to pay or make such dividend or distribution, to the Maximum Settlement Rate that would then be in effect if such dividend or distribution had not been declared.

(d)    If any regular, quarterly Cash dividend or distribution made to all or substantially all holders of Common Stock during any quarterly fiscal period exceeds $0.9175 per share (the “Reference Dividend”), the Maximum Settlement Rate shall be increased based on the following formula:

where,

  =   the Maximum Settlement Rate in effect immediately prior to the close of business on the Record Date for such distribution;

  =   the Maximum Settlement Rate in effect immediately after the close of business on such Record Date;

  =   the Closing Price of the Common Stock on the Record Date for such distribution;

  =   the amount in Cash per share the Company distributes to holders of Common Stock; and

  =   the Reference Dividend; provided that if the dividend or distribution is not a regular quarterly Cash dividend, the Reference Dividend shall be deemed to be zero.

Notwithstanding the foregoing, if “C” (as defined above) exceeds “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Purchase Contract shall receive, for each Purchase Contract, at the same time and upon the same terms as holders of shares of Common Stock, the amount of distributed Cash that such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Maximum Settlement Rate on the Record Date for such cash dividend or distribution.

The Reference Dividend shall be subject to an inversely proportional adjustment whenever the Maximum Settlement Rate is adjusted, other than pursuant to this clause (d). For the avoidance of doubt, the Reference Dividend shall be zero in the case of a Cash dividend that is not a regular quarterly dividend.

If any dividend or distribution described in this clause (d) is declared but not so paid or made, the new Maximum Settlement Rates shall be readjusted, as of the date the Board of Directors determines not to pay or make such dividend or distribution, to the Maximum Settlement Rate that would then be in effect if such dividend or distribution had not been declared.

(e)    If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for the Common Stock to the extent that the Cash and value of any other consideration included in the payment per share of Common Stock validly tendered or exchanged exceeds the Closing Price of the Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Maximum Settlement Rate shall be increased based on the following formula:

where,

  =   the Maximum Settlement Rate in effect immediately prior to the close of business on the Trading Day on which such tender or exchange offer expires;

  =   the Maximum Settlement Rate in effect immediately after the close of business on the Trading Day immediately following the date such tender or exchange offer expires;

  =   the fair market value (as determined in good faith by the Board of Directors, whose good faith determination shall be conclusive), at the close of business on the Trading Day immediately following the date such tender or exchange offer expires, of the aggregate value of all Cash and any other consideration paid or payable for shares validly tendered or exchanged and not withdrawn as of the expiration date;

  =   the number of shares of Common Stock outstanding immediately prior to the last time tenders or exchanges may be made pursuant to such tender or exchange offer (prior to giving effect to the purchase or exchange of shares pursuant to such tender or exchange offer);

  =   the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender or exchange offer (after giving effect to the purchase or exchange of shares pursuant to such tender or exchange offer); and

  =   the Closing Price of the Common Stock on the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Maximum Settlement Rate under this clause (e) shall occur at the close of business on the Trading Day on which such tender or exchange offer expires.

(f)    To the extent that the Company has a shareholders rights plan involving the issuance of share purchase rights or other similar rights to all or substantially all holders of the Common Stock in effect upon settlement of a Purchase Contract, the Holder thereof will receive, in addition to the Common Stock issuable upon settlement of such Purchase Contract, the related rights for the Common Stock under the shareholders rights plan, unless, prior to any settlement of such Purchase Contract, the rights have separated from the Common Stock, in which case the Maximum Settlement Rate shall be adjusted at the time of separation as if the Company made a distribution to all holders of Common Stock as described in clause (c) above, subject to readjustment in the event of the expiration, termination or redemption of the rights under the shareholder rights plan.

(g)    The Company may increase the Maximum Settlement Rate if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares (or rights to acquire shares) or from any event treated as a dividend or distribution for income tax purposes or for any other reasons.

(h)    Adjustments to the Maximum Settlement Rate shall be calculated to the nearest ten thousandth of a share. No adjustment to the Maximum Settlement Rate shall be required unless the adjustment would require an increase or decrease of at least one percent in the Maximum Settlement Rate. If any adjustment is not required to be made because it would not change the Maximum Settlement Rate by at least one percent, then the adjustment shall be carried forward and taken into account in any subsequent adjustment. All adjustments shall be made not later than the Purchase Contract Settlement Date, any Early Settlement Date, any Fundamental Change Early Settlement Date and the time at which the Company is required to determine the relevant Settlement Rate or amount of Make-Whole Shares (if applicable) in connection with any settlement with respect to the Purchase Contracts.

(i)    No adjustment to the Maximum Settlement Rate shall be made if Holders of Purchase Contracts participate, as a result of holding the Purchase Contracts and without having to settle the Purchase Contracts that form part of the Units, in the transaction that would otherwise give rise to an adjustment as if they held, per Purchase Contract, a number of shares of Common Stock equal to the Maximum Settlement Rate, at the same time and upon the same terms as the holders of Common Stock participate in the transaction.

(j)     Except as described in Section 5.11(a), (b), (c), (d) and (e) above, the Maximum Settlement Rate shall not be adjusted:

(i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(ii)    upon the issuance of options, restricted stock or other awards in connection with any employment contract, executive compensation plan, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors, consultants or independent contractors or the exercise of such options or other awards;

(iii)    upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Units were first issued;

(iv)    for a change in the par value or no par value of the Common Stock; or

(v)    for accumulated and unpaid Contract Adjustment Payments.

(k)    If an adjustment is made to the Maximum Settlement Rate, an adjustment also shall be made to the Reference Price on an inversely proportional basis solely to determine which of the clauses of the definition of Settlement Rate shall be applicable to determine the Settlement Rate with respect to the Purchase Contract Settlement Date, any Early Settlement Date or any Fundamental Change Early Settlement Date.

(l)    If any adjustment to the Maximum Settlement Rate becomes effective, or any Effective Date, expiration time, Ex-Dividend Date or Record Date for any stock split or reverse stock split, tender or exchange offer, issuance, dividend or distribution (relating to a required Maximum Settlement Rate adjustment) occurs, during the period beginning on, and including, (i) the open of business on a first Trading Day of the Market Value Averaging Period or (ii) in the case of an Early Settlement or Fundamental Change Early Settlement, the relevant Early Settlement Date or the Fundamental Change Early Settlement Date and, in each case, ending on, and including, the date on which the Company delivers shares of Common Stock under the related Purchase Contract, the Company shall make appropriate adjustments to the Maximum Settlement Rate and/or the number of shares of Common Stock deliverable upon settlement with respect to the Purchase Contract, in each case, consistent with the methodology used to determine the anti-dilution adjustments set forth in this Section 5.11. If any adjustment to the Maximum Settlement Rate becomes effective, or any Effective Date, expiration time, Ex-Dividend Date or Record Date for any stock split or reverse stock split, tender or exchange offer, issuance, dividend or distribution (relating to a required Maximum Settlement Rate adjustment) occurs, during the period used to determine the Applicable Market Value, Stock Price, the Five-Day Average Price or any other averaging period hereunder, the Company shall make appropriate adjustments to the applicable prices, consistent with the methodology used to determine the anti-dilution adjustments set forth in this Section 5.11.

(m)    (i) Whenever the Maximum Settlement Rate is adjusted as herein provided, the Company shall, as promptly as practicable following the occurrence of an event that requires an adjustment pursuant to this Section 5.11 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware):

(A)    compute the adjusted Maximum Settlement Rate in accordance with this Section 5.11 and prepare and transmit to the Purchase Contract Agent an Officer’s Certificate setting forth the adjusted Maximum Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

(B)    provide a written notice to the Holders of the Units and the Purchase Contract Agent of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Maximum Settlement Rate was determined and setting forth the adjusted Maximum Settlement Rate.

(ii) The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Maximum Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Purchase Contract Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to this Section 5.11(m) and any adjustment contained therein and the Purchase Contract Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such Officer’s Certificate. The Purchase Contract Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Purchase Contract Agent makes no representation with respect thereto. The Purchase Contract Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 5.

Section 5.12.    Reorganization Events. The following events are defined as “Reorganization Events”:

(i)    any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination);

(ii)    any consolidation, merger or combination involving the Company;

(iii)    any sale, lease or other transfer to another Person of the consolidated assets of the Company and its Subsidiaries substantially as an entirety; or

(iv)    any statutory exchange of the Common Stock;

in each case as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including Cash or any combination thereof) (“Exchange Property”).

Following the effective date of a Reorganization Event, the Settlement Rate shall be determined by reference to the value of an Exchange Property Unit,

and the Company shall deliver, upon settlement of any Purchase Contract, a number of Exchange Property Units equal to the number of shares of Common Stock that it would otherwise be required to deliver. In the event holders of Common Stock (other than any Constituent Person or Affiliate thereof) have the opportunity to elect the form of consideration to be received in such transaction, the Exchange Property Unit that Holders of the Corporate Units or Treasury Units are entitled to receive will be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Stock.

In the event of such a Reorganization Event, the Person formed by such consolidation or surviving such merger or, if other than the Company, the Person which acquires the Company’s assets and those of the Company’s Subsidiaries substantially as an entirety, shall execute and deliver to the Purchase Contract Agent an agreement providing that the holder of each Unit that remains outstanding after the Reorganization Event (if any) will have the rights described in the preceding paragraph and expressly assuming all of the Company’s obligations under the Purchase Contracts, this Agreement, the Convertible Preferred Stock and the Remarketing Agreement. Such supplemental agreement shall provide for adjustments to the amount of any securities constituting all or a portion of an Exchange Property Unit and/or adjustments to the Maximum Settlement Rate, which, for events subsequent to the effective date of such Reorganization Event, will be as nearly equivalent as may be practicable, as determined by the Company in its sole commercially reasonable discretion, to the adjustments provided for under Section 5.11 (it being understood that any such adjustment may be zero and that no such adjustments shall be required with respect to any portion of the Exchange Property that consists of cash). The provisions described in the preceding two paragraphs shall similarly apply to successive Reorganization Events. In connection with any Reorganization Event, the Company shall also adjust the Reference Dividend based on the number of shares of common stock comprising an Exchange Property Unit and (if applicable) the value of any non-stock consideration comprising an Exchange Property Unit. If an Exchange Property Unit is composed solely of non-stock consideration, the Reference Dividend shall be zero.

ARTICLE 6

RIGHTS AND REMEDIES OF HOLDERS

Section 6.01.    Unconditional Right of Holders to Receive Contract Adjustment Payments and to Purchase Shares of Common Stock. Each Holder of a Unit shall have the right, which is absolute and unconditional, (a) subject to Article 5, to receive each Contract Adjustment Payment and deferred Contract Adjustment Payment with respect to the Purchase Contract comprising part of such Unit on the respective Payment Date for such Unit pursuant to the terms hereof and (b) except upon and following a Termination Event, to purchase shares of Common Stock pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such right to receive Contract Adjustment Payments and the right to purchase shares of Common Stock, and such rights shall not be impaired without the consent of such Holder.

Section 6.02.    Restoration of Rights and Remedies. If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

Section 6.03.    Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.04.    Delay or Omission Not Waiver. No delay or omission of any Holder to exercise any right upon a default or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article 6 or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

Section 6.05.    Undertaking for Costs. All parties to this Agreement agree, and each Holder of a Unit, by its acceptance of such Unit shall be deemed to have agreed, that any court of competent jurisdiction may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Purchase Contract Agent for any action taken, suffered or omitted by it as Purchase Contract Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and costs against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.05 shall not apply to any suit instituted by the Purchase Contract Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of the obligation to pay dividends on any Convertible Preferred Stock owed pursuant to such Holder’s shares of Convertible Preferred Stock or Contract Adjustment Payments on or after the respective Payment Date therefor in respect of any Unit held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contracts constituting part of any Unit held by such Holder.

Section 6.06.    Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Purchase Contract Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE 7

THE PURCHASE CONTRACT AGENT

Section 7.01.    Certain Duties and Responsibilities.

(a)    The Purchase Contract Agent:

(i)    undertakes to perform, with respect to the Units, such duties and only such duties as are specifically set forth in this Agreement and the Remarketing Agreement to be performed by the Purchase Contract Agent and no implied covenants or obligations shall be read into this Agreement or the Remarketing Agreement against the Purchase Contract Agent; and

(ii)    in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Purchase Contract Agent and conforming to the requirements of this Agreement or the Remarketing Agreement, as applicable, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Purchase Contract Agent, the Purchase Contract Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement or the Remarketing Agreement, as applicable (but need not confirm or investigate the accuracy of the mathematical calculations or other facts or matters stated therein).

(b)    No provision of this Agreement or the Remarketing Agreement shall be construed to relieve the Purchase Contract Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

(i)    this Section 7.01(b) shall not be construed to limit the effect of Section 7.01(a) or Section 7.01(c);

(ii)    the Purchase Contract Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be conclusively determined by a court of competent jurisdiction that the Purchase Contract Agent was grossly negligent in ascertaining the pertinent facts; and

(iii)    the Purchase Contract Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in stated amount of the Outstanding Certificates, relating to the time, method and place of conducting any proceeding for any right or remedy available to the Purchase Contract Agent, or exercising any power conferred upon the Purchase Contract Agent, under this Agreement with respect to the Units.

(c)    No provision of this Agreement or the Remarketing Agreement shall require the Purchase Contract Agent to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)    Whether or not therein expressly so provided, every provision of this Agreement and the Remarketing Agreement relating to the conduct or affecting the liability of or affording protection to the Purchase Contract Agent shall be subject to the provisions of this Section 7.01.

(e)    The Purchase Contract Agent is authorized to execute and deliver the Remarketing Agreement in its capacity as Purchase Contract Agent. The rights, privileges, protections, immunities and benefits afforded to the Purchase Contract Agent and each Indemnitee under this Agreement, including, without limitation, its and their rights to be indemnified, shall also extend to and cover the Purchase Contract Agent and each Indemnitee with respect to the role of the Purchase Contract Agent as Purchase Contract Agent under, including action taken, omitted to be taken or suffered by the Purchase Contract Agent pursuant to, the Remarketing Agreement.

(f)    In case a default by the Company under this Agreement has occurred (that has not been cured or waived), and a Responsible Officer of the Purchase Contract Agent have received written notice thereof, the Purchase Contract Agent shall exercise such of the rights and powers, if any, with respect to such default, vested in it by this Agreement, and use the same degree of care and skill in the exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

Section 7.02.    Notice of Default. Within 90 calendar days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Purchase Contract Agent has received written notice thereof, the Purchase Contract Agent shall transmit by mail to the Holders, as their names and addresses appear in the Security Register, notice of such default hereunder, unless such default shall have been cured or waived; provided that, except for a default in any payment obligation hereunder, the Purchase Contract Agent shall be protected in withholding such notice if and for so long as a Responsible Officer of the Purchase Contract Agent in good faith determines that the withholding of such notice is in the interests of Holders of the Units.

Section 7.03.    Certain Rights of Purchase Contract Agent.

Subject to the provisions of Section 7.01:

(a)    the Purchase Contract Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)    any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer’s Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

(c)    whenever in the administration of this Agreement or the Remarketing Agreement the Purchase Contract Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder or thereunder, the Purchase Contract Agent (unless other evidence be herein specifically prescribed in this Agreement) may, in the absence of bad faith on its part, conclusively rely upon an Officer’s Certificate of the Company;

(d)    the Purchase Contract Agent may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)    the Purchase Contract Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Purchase Contract Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Purchase Contract Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the relevant books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(f)    the Purchase Contract Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees or an Affiliate of the Purchase Contract Agent and the Purchase Contract Agent shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee or an Affiliate appointed with due care by it hereunder;

(g)    the Purchase Contract Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Purchase Contract Agent security or indemnity satisfactory to the Purchase Contract Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(h)    the Purchase Contract Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(i)    the rights, privileges, protections, immunities and benefits given to the Purchase Contract Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Purchase Contract Agent in each of its capacities hereunder, and to each officer, director, employee of the Purchase Contract Agent and each agent, custodian and other Person employed, in any capacity whatsoever, by the Purchase Contract Agent to act hereunder and shall survive the resignation or removal of the Purchase Contract Agent and the termination for any reason of this Agreement and the termination, satisfaction and discharge of the Units and the Purchase Contracts;

(j)    the Purchase Contract Agent shall not be deemed to have notice or be charged with knowledge of any Fundamental Change, Termination Event or any default hereunder unless a Responsible Officer of the Purchase Contract Agent has received written notice from the Company or any Holder of such Fundamental Change, Termination Event or default at the Corporate Trust Office of the Purchase Contract Agent, and such notice references the Units and this Agreement and identifies such default;

(k)    the Purchase Contract Agent may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement;

(l)    anything in this Agreement notwithstanding, in no event shall the Purchase Contract Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to loss of profit), even if the Purchase Contract Agent has been advised as to the likelihood of such loss or damage and regardless of the form of action;

(m)    the Purchase Contract Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action; and

(n)    the permissive right of the Purchase Contract Agent to take or refrain from taking action hereunder shall not be construed as a duty.

Section 7.04. Not Responsible for Recitals or Issuance of Units. The recitals contained herein, in the Remarketing Agreement and in the Certificates shall be taken as the statements of the Company, and the Purchase Contract Agent assumes no responsibility for their accuracy or validity. The Purchase Contract Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Units or the Pledge or the Collateral or the Remarketing Agreement and shall have no responsibility for perfecting or maintaining the perfection of any security interest in the Collateral nor for making any calculations hereunder. The Purchase Contract Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

Section 7.05. May Hold Units. Any Security Registrar or any other agent of the Company, or the Purchase Contract Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Security Registrar or such other agent, or the Purchase Contract Agent. The Company may become the owner or pledgee of Units.

Section 7.06. Money Held in Custody. Money held by the Purchase Contract Agent in custody hereunder need not be segregated from the Purchase Contract Agent’s other funds except to the extent required by law or provided herein; provided, however, that when the Purchase Contract Agent holds Cash as a component of the Treasury Portfolio, a Treasury Unit or a Cash Settled Unit, such Cash shall be held in a separate account hereunder. The Purchase Contract Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise expressly provided hereunder or agreed in writing with the Company.

Section 7.07. Compensation and Reimbursement.

The Company agrees:

(a)    to pay to the Purchase Contract Agent compensation for all services rendered by it hereunder and under the Remarketing Agreement as the Company and the Purchase Contract Agent shall from time to time agree in writing;

(b)    except as otherwise expressly provided for herein, to reimburse the Purchase Contract Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Purchase Contract Agent in accordance with any provision of this Agreement and the Remarketing Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be caused by its own gross negligence or willful misconduct;

(c)    to indemnify the Purchase Contract Agent and any predecessor Purchase Contract Agent (collectively, with the Purchase Contract Agent, the “Indemnitees”) for, and to hold each Indemnitee harmless against, any loss, liability or expense (including reasonable fees and expenses of counsel) including taxes (other than taxes based upon, measured by or determined by the income of the Purchase Contract Agent) incurred without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with this Agreement, including the acceptance or administration of its duties hereunder and the Indemnitees’ reasonable costs and expenses (including reasonable fees and expenses of counsel) of defending themselves against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of the Purchase Contract Agent’s powers or duties hereunder; provided that the Purchase Contract Agent shall promptly notify the Company of any third-party claim of which a Responsible Officer has received written notice and which may give rise to the indemnity hereunder and give the Company the opportunity to control the defense of such claim with counsel reasonably satisfactory to the applicable Indemnitee; and

(d)    to pay or reimburse the Purchase Contract Agent for transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein.

Purchase Contract Agent for purposes of this Section shall include any predecessor Purchase Contract Agent; provided, however, that the gross negligence or willful misconduct of any Purchase Contract Agent hereunder shall not affect the rights of any other Purchase Contract Agent hereunder.

The provisions of this Section 7.07 shall survive the resignation or removal of the Purchase Contract Agent and the termination for any reason of this Agreement, and the termination, satisfaction and discharge of the Units and the Purchase Contracts.

Section 7.08. Corporate Purchase Contract Agent Required; Eligibility. There shall at all times be a Purchase Contract Agent hereunder which shall be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having a corporate trust office in the Borough of Manhattan, New York City, if there be such a Person in the Borough of Manhattan, New York City, qualified and eligible under this Article 7 and willing to act on reasonable terms. If such Person publishes or files reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 7.08, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published or filed. If at any time the Purchase Contract Agent shall cease to be eligible in accordance with the provisions of this Section 7.08, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 7.

Section 7.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Purchase Contract Agent and no appointment of a successor Purchase Contract Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Purchase Contract Agent in accordance with the applicable requirements of Section 7.10.

(b)    The Purchase Contract Agent may resign at any time by giving written notice thereof to the Company 30 calendar days prior to the effective date of such resignation. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 calendar days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

(c)    The Purchase Contract Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units delivered to the Purchase Contract Agent and the Company. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 calendar days after such Act, the Purchase Contract Agent being removed may petition any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

(d)    If at any time:

(i)    the Purchase Contract Agent shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder; or

(ii)    the Purchase Contract Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Purchase Contract Agent or of its property shall be appointed or any public officer shall take charge or control of the Purchase Contract Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Purchase Contract Agent, or (ii) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Purchase Contract Agent and the appointment of a successor Purchase Contract Agent.

(e)    If the Purchase Contract Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Purchase Contract Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Purchase Contract Agent and shall comply with the applicable requirements of Section 7.10. If no successor Purchase Contract Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Unit for at least six months, on behalf of itself and all others similarly situated, or the Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

(f)    The Company shall give, or shall cause such successor Purchase Contract Agent to give, notice of each resignation and each removal of the Purchase Contract Agent and each appointment of a successor Purchase Contract Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Security Register. Each notice shall include the name of the successor Purchase Contract Agent and the address of its Corporate Trust Office.

Section 7.10. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Purchase Contract Agent, every such successor Purchase Contract Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Purchase Contract Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Purchase Contract Agent shall become effective and such successor Purchase Contract Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Purchase Contract Agent; but, on the request of the Company or the successor Purchase Contract Agent, such retiring Purchase Contract Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Purchase Contract Agent all the rights, powers and trusts of the retiring Purchase Contract Agent and duly assign, transfer and deliver to such successor Purchase Contract Agent all property and money held by such retiring Purchase Contract Agent hereunder.

(b)    Upon request of any such successor Purchase Contract Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Purchase Contract Agent all such rights, powers and agencies referred to in clause (a) of this Section 7.10.

(c)    No successor Purchase Contract Agent shall accept its appointment unless at the time of such acceptance such successor Purchase Contract Agent shall be qualified and eligible under this Article 7.

Section 7.11. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Purchase Contract Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Purchase Contract Agent shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Purchase Contract Agent, shall be the successor of the Purchase Contract Agent hereunder, provided that such Person shall be otherwise qualified and eligible under this Article 7, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Purchase Contract Agent then in office, any successor by merger, conversion or consolidation to such Purchase Contract Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Purchase Contract Agent had itself authenticated and executed such Units.

Section 7.12. Preservation of Information; Communications to Holders. (a) The Purchase Contract Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Purchase Contract Agent in its capacity as Security Registrar.

(b)    If three or more Holders (herein referred to as “Applicants”) apply in writing to the Purchase Contract Agent, and furnish to the Purchase Contract Agent reasonable proof that each such Applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication which such Applicants propose to transmit, then the Purchase Contract Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Purchase Contract Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

Section 7.13.    No Obligations of Purchase Contract Agent. Except to the extent otherwise expressly provided in this Agreement, the Purchase Contract Agent assumes no obligations and shall not be subject to any liability under this Agreement, the Remarketing Agreement or any Purchase Contract in respect of the obligations of the Holder of any Unit thereunder. The Company agrees, and each Holder of a Certificate, by its acceptance thereof, shall be deemed to have agreed, that the Purchase Contract Agent’s execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Purchase Contract Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article 5 hereof.

Section 7.14.    Tax Compliance. (a) The Company will comply with all applicable certification, information reporting and withholding (including “backup” withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

(b)    The Purchase Contract Agent shall comply in accordance with the terms hereof with any reasonable written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.01(a) hereof.

(c)    The Purchase Contract Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

(d)    Notwithstanding anything contained herein to the contrary, in order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to this Agreement, Units or the Purchase Contracts in effect from time to time (“Applicable Law”) that a foreign financial institution, the issuer, trustee, paying agent or other party is or has agreed to be subject to, the Company agrees (i) to provide to Deutsche Bank Trust Company Americas. sufficient information about the parties and/or transactions (including any modification to the terms of such transactions) so that Deutsche Bank Trust Company Americas can determine whether it has tax related obligations under Applicable Law and (ii) to hold harmless Deutsche Bank Trust Company Americas for any losses it may suffer due to the actions it takes to comply with Applicable Law. The terms of this section shall survive the termination for any reason of this Agreement, the termination, satisfaction and discharge of the Units and the Purchase Contracts and the resignation or removal of the Purchase Contract Agent.

ARTICLE 8

SUPPLEMENTAL AGREEMENTS

Section 8.01. Supplemental Agreements Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary to:

(a)    evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates;

(b)    evidence and provide for the acceptance of appointment hereunder by a successor Purchase Contract Agent, Collateral Agent, Securities Intermediary or Custodial Agent;

(c)    add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company;

(d)    conform the provisions of this Agreement to the description of the Units and the Purchase Contracts contained in the Units Prospectus as evidenced by an Officer’s Certificate;

(e)    except as provided for in Section 5.04, cure any ambiguity, defect or inconsistency, to correct or supplement any provisions herein that may be inconsistent with any other provision herein;

(f)    make such other provisions in regard to matters or questions arising under this Agreement that do not adversely affect the interests of any Holders in any material respect as evidenced by an Officer’s Certificate; or

(g)    conform the provisions of this Agreement to the description of the Units contained in the preliminary prospectus supplement dated June 10, 2019 (as supplemented by the related term sheet dated June 11, 2019) relating to the Units (including, without limitation, under the sections entitled “Description of the Equity Units,” “Description of the Purchase Contracts,” “Certain Provisions of the Purchase Contract and Pledge Agreement” and “Description of the Convertible Preferred Stock,”) as evidenced by an Officer’s Certificate.

Section 8.02. Supplemental Agreements with Consent of Holders. With the consent of the Holders of not less than a majority of the Outstanding Purchase Contracts voting together as one class, by Act of said Holders delivered to the Company and the Purchase Contract Agent, the Company, when authorized by a Board Resolution, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Purchase Contract Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Units; provided however, that, except as contemplated herein, no supplemental agreement shall, without the consent of the Holder of each outstanding Purchase Contract affected thereby,

(a)    subject to the Company’s right to defer Contract Adjustment Payments, change any Payment Date;

(b)    change the amount or the type of Collateral required to be Pledged to secure a Holder’s obligations under any Purchase Contract (except for the rights of holders of Corporate Units to substitute Treasury Securities or Cash for the Pledged Applicable Ownership Interests in Convertible Preferred Stock or the rights of Holders of Treasury Units to substitute shares of Convertible Preferred Stock for the Treasury Securities);

(c)    impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral or otherwise adversely affect the Holder’s rights in or to such Collateral;

(d)    impair the Holders’ right to institute suit for the enforcement of any Purchase Contract or any Contract Adjustment Payments or deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon);

(e)    except as set forth in Section 5.06, reduce the number of shares of Common Stock to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Purchase Contract or change the Purchase Contract Settlement Date or the right to Early Settlement or Fundamental Change Early Settlement;

(f)    adversely affect the Holder’s rights under a Purchase Contract in any material respect, provided that any amendment made solely to conform the provisions of this Agreement to the description of the Units and the Purchase Contracts contained in the Units Prospectus will not be deemed to adversely affect the interests of the Holders;

(g)    reduce any Contract Adjustment Payments or any deferred Contract Adjustment Payments (including Compounded Contract Adjustment Payments thereon) or change any place where, or the coin or currency or method in which, any Contract Adjustment Payment is payable; or

(h)    reduce the percentage of the outstanding Purchase Contracts whose Holder’s consent is required for any modification or amendment to the provisions of this Agreement or the Purchase Contracts;

provided that if any amendment or proposal referred to above would adversely affect only the Corporate Units, only the Treasury Units or only the Cash Settled Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of a majority of such Holders, or each such Holder affected thereby in the case of an amendment or proposal referred to in clauses (a) through (h) above.

It shall not be necessary for any Act of Holders under this Section 8.02 to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

Section 8.03. Execution of Supplemental Agreements. In executing, or accepting the additional agencies created by any supplemental agreement permitted by this Article 8 or the modifications thereby of the agencies created by this Agreement, the Purchase Contract Agent, the Collateral Agent, the Securities Intermediary and the Custodial Agent shall be provided, and (subject to Section 7.01 with respect to the Purchase Contract Agent) shall be fully authorized and protected in conclusively relying upon, an Officer’s Certificate and an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement, that any and all conditions precedent to the execution and delivery of such supplemental agreement have been satisfied and that the supplemental agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Purchase Contract Agent, the Collateral Agent, the Securities Intermediary and the Custodial Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects their own rights, duties or immunities under this Agreement or otherwise.

Section 8.04. Effect of Supplemental Agreements. Upon the execution of any supplemental agreement under this Article 8, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder, shall be bound thereby.

Section 8.05. Reference to Supplemental Agreements. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article 8 may, and shall if required by the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Purchase Contract Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in exchange for outstanding Certificates.

ARTICLE 9

CONSOLIDATION, MERGER, SALE, CONVEYANCE, TRANSFER OR DISPOSITION

Section 9.01. Covenant Not To Consolidate, Merge, Sell, Convey, Transfer or Dispose Property except under Certain Conditions. The Company shall not merge or consolidate with any other Person or sell or convey all or substantially all of its assets to any Person, unless:

(a)    either the Company shall be the surviving Person, or the successor entity (if other than the Company) shall be a corporation duly organized and existing under the laws of the United States of America, a State thereof or the District of Columbia and such corporation shall expressly assume all of the Company’s responsibilities and liabilities under the Purchase Contracts, the Corporate Units, the Treasury Units, the Cash Settled Units, this Agreement (including the Pledge provided for herein), and the Remarketing Agreement (if any) by one or more supplemental agreements in form satisfactory to the Purchase Contract Agent and the Collateral Agent, executed and delivered to the Purchase Contract Agent and the Collateral Agent by such corporation; and

(b)    the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation or such sale or conveyance, be in default in the performance of any of its obligations or covenants under any of the foregoing agreements.

Section 9.02. Rights and Duties of Successor Corporation. In case of any such merger, consolidation, sale or conveyance, and upon any such assumption by a successor corporation in accordance with Section 9.01, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named in the Purchase Contracts, the Corporate Units, the Treasury Units, the Cash Settled Units, this Agreement, and the Remarketing Agreement (if any) as the Company and (other than in the case of a lease) the Company shall be relieved of any further obligation under the Purchase Contracts, the Corporate Units, the Treasury Units, the Cash Settled Units, this Agreement, and the Remarketing Agreement (if any). Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Purchase Contract Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Purchase Contract Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Purchase Contract Agent for authentication and execution, and any Certificate evidencing Units which such successor corporation thereafter shall cause to be signed and delivered to the Purchase Contract Agent for that purpose. All the Certificates issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof. In case of any such merger, consolidation, sale or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

Section 9.03. Officer’s Certificate and Opinion of Counsel Given to Purchase Contract Agent. The Purchase Contract Agent, subject to Section 7.01 and Section 7.03, shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such merger, consolidation, sale or conveyance, and any such assumption, complies with the provisions of this Article 9 and that all conditions precedent to the consummation of any such merger, consolidation, sale or conveyance have been met.

ARTICLE 10

COVENANTS

Section 10.01. Performance under Purchase Contracts. The Company covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

Section 10.02. Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, City of New York, New York an office or agency where Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on the Purchase Contract Settlement Date, or upon Early Settlement or Fundamental Change Early Settlement and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, or for a Collateral Substitution and where notices and demands to or upon the Company in respect of the Units and this Agreement may be served. The Company will give prompt written notice to the Purchase Contract Agent of the location, and any change in the location, of such office or agency. The Company initially designates the Corporate Trust Office of the Purchase Contract Agent as such office of the Company. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Purchase Contract Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Purchase Contract Agent as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, City of New York, New York for such purposes. The Company will give prompt written notice to the Purchase Contract Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Units the Corporate Trust Office and appoints the Purchase Contract Agent at its Corporate Trust Office as paying agent in such city.

Section 10.03. Company to Reserve Common Stock. The Company shall at all times prior to the Purchase Contract Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Units evidenced by Outstanding Certificates (including the maximum number of Make-Whole Shares).

Section 10.04. Covenants as to Common Stock; Listing. (a) The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of, or in respect of any Contract Adjustment Payment on, any Purchase Contract constituting a part of the Outstanding Units will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. The Company shall comply, in all material respects, with all applicable securities laws regulating the offer, issuance and delivery of shares of Common Stock upon settlement of, or in respect of any Contract Adjustment Payment on, Purchase Contracts and will issue such shares of Common Stock as freely-tradable shares, except to the extent holders thereof are underwriters (within the meaning of the Securities Act) or Affiliates of the Company.

(b)    The Company further covenants that, if at any time the Common Stock shall be listed on the NYSE or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon settlement of, or issuable in respect of Contract Adjustment Payments on, Purchase Contracts; provided, however, that, if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the earlier of (i) the date on which any Purchase Contract is first settled in accordance with the provisions of this Agreement and (ii) the first payment of any Contract Adjustment Payment in shares of Common Stock, the Company covenants to list such Common Stock issuable upon the earlier of (x) settlement of the Purchase Contracts and (y) the first payment of any Contract Adjustment Payment in shares of Common Stock, in accordance with the requirements of such exchange or automated quotation system no later than at such time.

(c)    The Company shall use its commercially reasonable efforts to effect the listing of the Corporate Units on the NYSE within 30 days of the date of the initial issuance of the Corporate Units.

Section 10.05. ERISA. Each Holder from time to time of the Units represents that either (a) no portion of the assets used by such Holder to acquire the Corporate Units (or the underlying securities) constitutes assets of a Plan or (b) (i) the purchase, holding and disposition of the Corporate Units (or the underlying securities) by such purchaser or transferee satisfies the fiduciary and other requirements under ERISA, the Code and similar requirements under any other applicable laws and will not constitute a non-exempt prohibited transaction under ERISA, the Code or similar violation under any other applicable laws, and (ii) neither the Company nor any of its Subsidiaries, nor the Underwriters, will be deemed to be a fiduciary with respect to such Plan.

Section 10.06. Tax Treatment. The Company covenants and agrees, for United States federal income tax purposes, to (a) treat a Beneficial Owner’s acquisition of the Corporate Units as the acquisition of the Convertible Preferred Stock and Purchase Contract constituting the Corporate Units and (b) treat each Beneficial Owner as the owner of the Collateral, including the Convertible Preferred Stock or the Treasury Securities.

Section 10.07. Withholding. Notwithstanding anything to the contrary, the Company, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent, the Remarketing Agent and the Securities Intermediary, as applicable, shall have the right to deduct and withhold from any payment or distribution (or deemed distribution) made with respect to a Purchase Contract or any share of Convertible Preferred Stock (or the delivery of shares of Common Stock and/or cash upon conversion of Convertible Preferred Stock or settlement of a Purchase Contract) such amounts as are required to be deducted or withheld with respect to the making of such payment or distribution (or delivery) under applicable tax law without liability therefor. To the extent that any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes as having been paid (or delivered) to the applicable Holder. In the event the Company, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent, the Remarketing Agent or the Securities Intermediary previously remitted any amounts not actually withheld at source to a governmental entity on account of taxes required to be deducted or withheld in respect of any payment or distribution (or deemed distribution) or delivery with respect to a Purchase Contract or any share of Convertible Preferred Stock with respect to an applicable Holder, the Company, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent, the Remarketing Agent or the Securities Intermediary, as applicable, shall be entitled to offset any such amounts against any amounts otherwise payable or deliverable to the applicable Holder hereunder or under any other instrument or agreement.

Section 10.08. Remarketing Agreement. On or prior to the date that is 20 days prior to the first day of the Final Remarketing Period or, if the Company shall have elected to conduct an Optional Remarketing, on or prior to the date that is 20 days prior to the first day of the Optional Remarketing Period, the Company shall have entered into, and shall have caused the Purchase Contract Agent and the Remarketing Agent to have entered into, the Remarketing Agreement.

Section 10.09. Statements of Officers of the Company as to Default. The Company will deliver to the Purchase Contract Agent, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Agreement, the Units or the Purchase Contracts and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 10.10. Foreign Assets Control. The Company has implemented and maintains in effect policies and procedures designed to promote and achieve compliance by the Company, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and the Sanctions, if any, applicable to such Persons. The Company and its Subsidiaries, and to the knowledge of the Company, their respective directors, officers and employees, are in compliance in all material respects with Anti-Corruption Laws and the Sanctions, if any, applicable to such Persons. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of its or their respective directors, officers or employees, is a Sanctioned Person. The Company covenants that it will maintain in effect and enforce policies and procedures designed to promote and achieve compliance by the Company, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and the Sanctions, if any, applicable to such Persons. The Company covenants that it will not, directly or indirectly, use the proceeds hereof, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the target or subject of Sanctions or (ii) in any other manner that would result in a violation of Sanctions by any Person.

Section 10.11 Additional Representations. The Company hereby represents, warrants and covenants, which shall be deemed to be continuing, that: (a) it is a duly established legal entity in its country of organization and all necessary approvals, permits, authorizations and licenses from the authorities required by it under the laws and regulations of its country of organization to carry on its business as now conducted; (b) it is conducting its business in compliance with all applicable laws and regulations, has made and will continue to make all necessary filings including tax filings; there is no statute, regulation, rule, order or judgment binding on it and no provision of its organization documents nor any mortgage, indenture, credit agreement or other contract binding on it or affecting its property that would prohibit its execution or performance of this Agreement; (c) it has the necessary power and authority to enter into this Agreement and to exercise its rights and observe and perform its obligations hereunder and the execution of this Agreement by it has been duly authorized so that upon execution, this Agreement will constitute valid and binding obligations of it in accordance with its terms; and (d) it shall promptly notify each party if any of the foregoing representations are no longer true.

ARTICLE 11

PLEDGE

Section 11.01. Pledge. Each Holder, acting through the Purchase Contract Agent as such Holder’s attorney-in-fact, and the Purchase Contract Agent, acting solely as such attorney-in-fact, hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Company, a continuing first priority security interest in and to, and a lien upon and right of set-off against, all of such Person’s right, title and interest in and to the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

Section 11.02. Termination. As to each Holder, the Pledge created hereby shall terminate upon the satisfaction of such Holder’s Obligations. Upon a Termination Event (and subject to the Collateral Agent’s notification thereof by the Purchase Contract Agent), the Collateral Agent shall instruct the Securities Intermediary to Transfer such portion of the Collateral attributable to such Holder to the Purchase Contract Agent or Transfer Agent, as applicable, for distribution to such Holder, free and clear of the Pledge created hereby.

ARTICLE 12

ADMINISTRATION OF COLLATERAL

Section 12.01. Initial Deposit of Convertible Preferred Stock. (a) Prior to or concurrently with the execution and delivery of this Agreement, the Company shall cause the Transfer Agent to transfer, on behalf of the Purchase Contract Agent, through the applicable procedures of the Depositary, for credit to the Collateral Account, the Applicable Ownership Interests in Convertible Preferred Stock and the shares of Convertible Preferred Stock underlying such Applicable Ownership Interests in Convertible Preferred Stock or security entitlements relating thereto and the Securities Intermediary shall indicate by book-entry that a securities entitlement with respect to such Applicable Ownership Interests in Convertible Preferred Stock (and the shares of Convertible Preferred Stock underlying such Applicable Ownership Interests in Convertible Preferred Stock) has been credited to the Collateral Account.

(b)    The Collateral Agent may, but shall not be obligated to, at any time or from time to time, in its sole discretion, cause any or all securities or other property underlying any financial assets credited to the Collateral Account to be registered in the name of the Securities Intermediary, the Collateral Agent or their respective nominees; provided, however, that unless any breach under the Convertible Preferred Stock shall have occurred and be continuing, the Collateral Agent agrees not to cause any Convertible Preferred Stock to be so re-registered.

Section 12.02. Establishment of Collateral Account. The Securities Intermediary hereby confirms that:

(a)    the Securities Intermediary has established the Collateral Account;

(b) the Collateral Account is a securities account and a “securities account” as defined in Article 1(b) of the Hague Securities Convention;

(c)    subject to the terms of this Agreement, the Securities Intermediary shall identify in its records the Collateral Agent as the entitlement holder entitled to exercise the rights that comprise any financial asset credited to the Collateral Account;

(d)    all property delivered to the Securities Intermediary pursuant to this Agreement, including any Cash, Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio) or Treasury Securities and the Permitted Investments, shall be credited promptly to the Collateral Account;

(e)    all securities or other property underlying any financial assets credited to the Collateral Account shall be (i) registered in the name of the Purchase Contract Agent and indorsed, without recourse or representation, to the Securities Intermediary or in blank, (ii) registered in the name of the Securities Intermediary or (iii) credited to another securities account maintained in the name of the Securities Intermediary. In no case shall any financial asset credited to the Collateral Account be registered in the name of the Purchase Contract Agent (in its capacity as such) or any Holder or specially indorsed to the Purchase Contract Agent (in its capacity as such) or any Holder, unless such financial asset has been further indorsed to the Securities Intermediary or in blank; and

(f) the Securities Intermediary is an “intermediary” (as defined in Article 1(c) of the Hague Securities Convention).

In addition, the Securities Intermediary hereby confirms and agrees that (i) it is a “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC) in respect of the Collateral Account, and that all properties (except for Cash) credited to the Collateral Account shall be treated as “financial assets” (as defined in Section 8-102(a)(9) of the UCC), and (ii) with respect to all Cash held, credited, or carried by, in or to the Collateral Account, the Securities Intermediary shall maintain such Collateral Account as a “deposit account” within the meaning of Section 9-102 of the UCC. The Securities Intermediary confirms that it is acting as a bank within the meaning of Article 9 of the UCC with respect to any Cash that may be held, credited, or carried by or in the Collateral Account.

Section 12.03. Treatment as Financial Assets. Each item of property (whether investment property, financial asset, security or instrument, but other than Cash) credited to the Collateral Account shall be treated as a financial asset.

Section 12.04. Sole Control by Collateral Agent. Except as provided in Section 15.01, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of the Collateral Account, and the Securities Intermediary shall take instructions and directions, and comply with entitlement orders, with respect to the Collateral Account or any financial asset or Cash credited thereto solely from the Collateral Agent as set forth in this Agreement. If at any time the Securities Intermediary shall receive an entitlement order or an instruction directing the disposition of funds in the Collateral Account issued by the Collateral Agent and relating to the Collateral Account, the Securities Intermediary shall comply with such entitlement order or instruction without further consent by the Purchase Contract Agent or any Holder or any other Person.

Except as otherwise permitted under this Agreement, until termination of the Pledge, the Securities Intermediary shall not comply with any entitlement orders issued by the Purchase Contract Agent or any Holder.

Section 12.05. Jurisdiction. The Collateral Account, and the rights and obligations of the Securities Intermediary, the Collateral Agent, the Purchase Contract Agent and the Holders with respect thereto, shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for the purposes of the UCC the Securities Intermediary’s jurisdiction is the State of New York. In addition, to the extent that any agreements between the Securities Intermediary and any other Person governing the Collateral Account (collectively, the “Account Agreements”) do not provide that the laws of the State of New York shall govern all of the issues specified in Article 2(1) of the Hague Securities Convention, each Account Agreement is hereby amended to provide that the law applicable to all of the issues specified in Article 2(1) of the Hague Securities Convention shall be the laws of the State of New York. The Securities Intermediary represents that each Account Agreement (a) is governed by the laws of the State of New York and (b) if any Account Agreement expressly provides that a law is applicable to all the issues specified in Article 2(1) of the Hague Securities Convention, that law is the laws of the State of New York. At the time of its entry into the governing law provisions of this Agreement, the Securities Intermediary had an office located in the United States that was not a temporary office and that engaged in a business or other regular activity of maintaining securities accounts.

Section 12.06. No Other Claims. Except for the claims and interest of the Collateral Agent and of the Purchase Contract Agent and the Holders in the Collateral Account, the Securities Intermediary (without having conducted any investigation) does not know of any claim to, or interest in, the Collateral Account or in any Cash or financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any Cash or financial asset carried therein, the Securities Intermediary shall promptly notify the Collateral Agent and the Purchase Contract Agent.

Section 12.07. Investment and Release.

(a)    All proceeds of financial assets from time to time credited to the Collateral Account shall be invested and reinvested as provided in this Agreement. At all times prior to termination of the Pledge, no property shall be released from the Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.

(b)    In the event that any shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred

Stock are to be released from the Pledge following a Termination Event, Collateral Substitution, Successful Remarketing, Early Settlement or Fundamental Change Early Settlement (a “Released Share”), and the Pledged Applicable Ownership Interests in Convertible Preferred Stock are represented by a physical certificate in the name of the Purchase Contract Agent held by the Collateral Agent, such release and delivery shall be evidenced by an endorsement by the Collateral Agent on the certificate held by the Collateral Agent (the “Pledged Convertible Preferred Share”) reflecting a reduction in the number of shares of Convertible Preferred Stock represented by such Pledged Convertible Preferred Share equal in amount (the “Reduced Balance”) to the number of the Released Shares. The Collateral Agent shall confirm any such Reduced Balance by telecopying or otherwise delivering a photocopy of such endorsement made on the Pledged Convertible Preferred Share evidencing such Reduced Balance to the Transfer Agent at the telecopier number or address of the Transfer Agent provided for notices to the Transfer Agent in the Purchase Contract and Pledge Agreement (or at such other telecopier or address as the Transfer Agent shall provide to the Collateral Agent). Upon receipt of such confirmation, the Transfer Agent shall instruct the Custodial Agent to increase the balance of a Global Preferred Share held by the Custodial Agent in an amount equal to the Reduced Balance by an endorsement made by the Custodial Agent on such Global Preferred Share to reflect such increase. In the event that a share of Convertible Preferred Stock is transferred to the Collateral Agent pursuant to Section 3.15 (a “Subjected Share”) in connection with the recreation of Corporate Units, such transfer shall be evidenced by an endorsement by the Collateral Agent on the Pledged Convertible Preferred Share held by the Collateral Agent reflecting an increase in the balance of such Pledged Convertible Preferred Share equal in amount (the “Increased Balance”) to the number of such Subjected Shares. The Collateral Agent shall confirm any such Increased Balance by telecopying or otherwise delivering a photocopy of such endorsement made on the Pledged Convertible Preferred Share evidencing such Increased Balance to the Transfer Agent at the telecopier number or address of the Transfer Agent provided for notices to the Transfer Agent (or at such other telecopier or address as the Transfer Agent shall provide to the Collateral Agent). Upon receipt of such confirmation, the Transfer Agent shall instruct the Custodial Agent to decrease the balance of the Global Preferred Share held by the Custodial Agent in an amount equal to the Increased Balance by an endorsement made by the Custodial Agent on such Global Preferred Share to reflect such decrease. The release and delivery of any Released Share in the case where the Pledged Applicable Ownership Interests in Convertible Preferred Stock are represented by a Global Preferred Share shall be effected by a transfer of such Released Share to an account at the Depositary specified by the holder of such Released Share to the Purchase Contract Agent and Collateral Agent and otherwise in accordance with the terms of the relevant provision of this Agreement.

Section 12.08. Treasury Securities. Promptly following receipt of the Treasury Securities in substitution of any Convertible Preferred Stock underlying

Pledged Applicable Ownership Interests in Convertible Preferred Stock upon creation of Treasury Units, the Collateral Agent shall notify the Company of such receipt of Treasury Securities.

Section 12.09. Statements and Confirmations. The Securities Intermediary shall promptly send copies of all statements, confirmations and other correspondence concerning the Collateral Account and any Cash or financial assets credited thereto simultaneously to each of the Purchase Contract Agent and the Collateral Agent at their addresses for notices under this Agreement.

Section 12.10. Tax Allocations. The Purchase Contract Agent shall report all items of income, gain, expense and loss recognized in the Collateral Account, to the extent such reporting is required by law, to the Internal Revenue Service and other authorities in the manner required by law. None of the Securities Intermediary, the Collateral Agent and the Custodial Agent shall have any tax reporting duties hereunder.

Section 12.11. No Other Agreements. The Securities Intermediary, acting solely in its capacity as Securities Intermediary, has not entered into, and prior to the termination of the Pledge shall not enter into, any agreement with any other Person relating to the Collateral Account or any Cash or financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.

Section 12.12. Powers Coupled with an Interest. The rights and powers granted in this Purchase Contract and Pledge Agreement to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Purchase Contract Agent or any Holder nor by the lapse of time. The obligations of the Securities Intermediary under this Purchase Contract and Pledge Agreement shall continue in effect until the termination of the Pledge.

Section 12.13. Waiver of Lien Waiver of Set-off. The Securities Intermediary waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to the Collateral Account, any Cash or financial asset credited thereto or any security entitlement in respect thereof. Neither Cash or the financial assets credited to the Collateral Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Company.

ARTICLE 13

RIGHTS AND REMEDIES OF THE COLLATERAL AGENT

Section 13.01. Rights and Remedies of the Collateral Agent. (a) In addition to the rights and remedies set forth herein or otherwise available at law or in equity, after a collateral event of default (as specified in Section 13.01(b) below) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (1) retention of the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, the Pledged Treasury Securities, the Pledged Applicable Ownership Interests in the Treasury Portfolio and/or the Pledged Cash in full satisfaction of the Holders’ obligations under the Purchase Contracts and the Purchase Contract Agreement and/or (2) sale of the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, the Pledged Treasury Securities or the Pledged Applicable Ownership Interests in the Treasury Portfolio in one or more public or private sales.

(b)    Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Collateral Agent is unable to make payments to the Company on account of Proceeds of (i) the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock (other than any Dividend Payments thereon), (ii) Pledged Applicable Ownership Interests in the Treasury Portfolio, (iii) Pledged Cash or (iv) the Pledged Treasury Securities as provided in this Agreement in satisfaction of the Obligations of the Holder of the Units of which such Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, such Pledged Applicable Ownership Interests in the Treasury Portfolio, such Pledged Cash or such Pledged Treasury Securities are a part under the related Purchase Contracts, the inability to make such payments shall constitute a “collateral event of default” hereunder and the Collateral Agent shall, for the benefit of the Company, have and may exercise, with reference to such Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock, Pledged Treasury Securities, Pledged Cash or Pledged Applicable Ownership Interests in the Treasury Portfolio, as applicable, any and all of the rights and remedies available to a secured party under the UCC and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any applicable law.

(c)    Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive, collect and apply to the satisfaction of the Obligations all payments with respect to (i) the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock (other than any Dividend Payments thereon), (ii) the Pledged Treasury Securities, the (iii) Pledged Cash and (iv) the Pledged Applicable Ownership Interests in the Treasury Portfolio, subject, in each case, to the provisions of this Agreement, and as otherwise provided herein.

(d)    Subject to Section 7.04, the Purchase Contract Agent and each Holder agrees that, from time to time, the Purchase Contract Agent, on behalf of such Holder, shall execute and deliver such further documents and do such other acts and things as the Company may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder. The Purchase Contract Agent shall have no liability to any Holder for the maintenance of the Pledge or the perfection or priority hereof or for executing any documents, except for liability for its own grossly negligent acts, its own grossly negligent failure to act or its own willful misconduct.

(e)    The Collateral Agent, the Securities Intermediary and the Custodial Agent shall be entitled to all of the rights, protections, privileges and immunities set forth in Article 7 for the benefit of the Purchase Contract Agent.

ARTICLE 14

REPRESENTATIONS AND WARRANTIES TO COLLATERAL AGENT; HOLDER COVENANTS

Section 14.01. Representations And Warranties. Each Holder from time to time, acting through the Purchase Contract Agent as attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represents and warrants to the Collateral Agent and the Company (with respect to such Holder’s interest in the Collateral), which representations and warranties shall be deemed repeated on each day a Holder effects a Transfer of Collateral, that:

(a)    such Holder has the power to grant a security interest in and lien on the Collateral;

(b)    such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Article 11;

(c)    upon the Transfer of the Collateral to the Securities Intermediary for credit to the Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any securities intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Collateral Agent and the Securities Intermediary, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to Article 12 hereof); and

(d)    the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral (other than the security interest and lien granted under Article 11 hereof) or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

Section 14.02. Covenants. The Purchase Contract Agent and the Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent and the Company that for so long as the Collateral remains subject to the Pledge:

(a)    neither the Purchase Contract Agent nor such Holders will create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

(b)    neither the Purchase Contract Agent nor such Holders will sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the Pledge hereunder, transferred in connection with a Transfer of the Units.

ARTICLE 15

THE COLLATERAL AGENT, THE CUSTODIAL AGENT AND THE SECURITIES INTERMEDIARY

It is hereby agreed as follows:

Section 15.01. Appointment, Powers and Immunities. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall act as agent for the Company hereunder with such powers as are specifically vested in the Collateral Agent, the Custodial Agent and the Securities Intermediary, as the case may be, by the terms of this Agreement. The Collateral Agent, the Custodial Agent and Securities Intermediary shall:

(a)    have no duties, responsibilities, covenants or obligations except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, liabilities or obligations shall be inferred from this Agreement against the Collateral Agent, the Custodial Agent or the Securities Intermediary, nor shall the Collateral Agent, the Custodial Agent or the Securities Intermediary be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof and none of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any fiduciary duty to the Holders or any other Person, and in acting hereunder, the Collateral Agent, Custodial Agent and Securities Intermediary shall act solely as an agent of the Company and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the Holders or any other third party;

(b)    not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement or the Units, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be), the Units, any Collateral or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Custodial Agent or Securities Intermediary, as the case may be) to perform any of its obligations hereunder or thereunder or, for the perfection, priority or maintenance of any security interest created hereunder;

(c)    not be required to initiate or conduct any litigation or collection proceedings hereunder (except pursuant to directions furnished under Section 15.02 hereof, subject to Section 15.08 hereof);

(d)    not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith or for any loss or injury resulting from its actions or its performance of its duties hereunder, except for its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction;

(e)    not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder;

(f)    not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Collateral Agent, the Custodial Agent or the Securities

Intermediary (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility);

(g)    be entitled to comply with any judicial or administrative orders without liability on its part even though such order may subsequently be amended or determined to have been without legal effect;

(h)    not be responsible for the acts or omissions of its nominees, correspondents, designees, agents, subagents or subcustodians appointed with due care; and

(i)    the obligations of the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary under this Agreement are several and not joint.

Subject to the foregoing, during the term of this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall take all reasonable action in connection with the safekeeping and preservation of the Collateral hereunder as determined by industry standards. The Collateral Agent, the Securities Intermediary and the Custodial Agent shall not be responsible for and make no representation as to the existence, genuineness, value or protection of any Collateral, for the legality, effectiveness or sufficiency of any Security Document, or for the creation, perfection, priority, sufficiency or protection of any liens securing the Convertible Preferred Stock.

The Collateral Agent, the Custodial Agent and the Securities Intermediary shall only be responsible for transferring money, securities or other property in accordance with the terms herein to the extent that such money, securities or other property is credited to the Collateral Account.

No provision of this Agreement shall require the Collateral Agent, the Custodial Agent or the Securities Intermediary to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties or the exercise of any of its rights or powers hereunder. In no event shall the Collateral Agent, the Custodial Agent or the Securities Intermediary be liable for any amount in excess of the Value of the Collateral.

Section 15.02. Instructions of the Company. The Company shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (a) such direction shall not conflict with the provisions of any law or of this Agreement or involve the Collateral Agent in personal liability and (b) the Collateral Agent shall be indemnified to its satisfaction as provided herein. Nothing contained in this Section 15.02 shall impair the right of the Collateral Agent to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary has any obligation or responsibility to file UCC financing or continuation statements or to take any other actions to create, preserve or maintain the security interest in the Collateral.

Section 15.03. Reliance by Collateral Agent, Custodial Agent and Securities Intermediary. Each of the Securities Intermediary, the Custodial Agent and the Collateral Agent shall be entitled to rely conclusively upon any certification, order, judgment, opinion, notice or other written communication (including, without limitation, any thereof by e-mail or similar electronic means, telecopy or facsimile) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein) and consult with and conclusively rely upon advice, opinions and statements of legal counsel and other experts selected by the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, in each case, at the expense of the Company. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement.

In each case that the Collateral Agent, the Custodial Agent or the Securities Intermediary may or is required hereunder to take any action, including without limitation to make any determination or judgment, to give consents, to exercise rights, powers or remedies, to release or sell Collateral or otherwise to act hereunder, the Collateral Agent, the Custodial Agent or Securities Intermediary may seek direction from the Company. The Collateral Agent, the Custodial Agent or Securities Intermediary shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction from the Company. Unless direction or otherwise is expressly provided herein, if the Collateral Agent, the Custodial Agent or the Securities Intermediary shall request direction from the Company with respect to any action, the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be entitled to refrain from such action unless and until such agent shall have received direction from the Company, and the agent shall not incur liability to any Person by reason of so refraining.

Section 15.04. Certain Rights. (a) Whenever in the administration of the provisions of this Agreement the Collateral Agent, the Custodial Agent or the Securities Intermediary shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, be deemed to be conclusively proved and established by a certificate signed by one of the Company’s officers, and delivered to the Collateral Agent, the Custodial Agent or the Securities Intermediary and such certificate, in the absence of gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, shall be full warrant to the Collateral Agent, the Custodial Agent or the Securities Intermediary for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

(b)    The Collateral Agent, the Custodial Agent or the Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

Section 15.05. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Collateral Agent, the Custodial Agent or the Securities Intermediary may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be the successor of the Collateral Agent, the Custodial Agent or the Securities Intermediary, provided such Person shall be otherwise qualified and eligible under this Article 15 hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

Section 15.06. Rights in Other Capacities. The Collateral Agent, the Custodial Agent and the Securities Intermediary and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Company, the Purchase Contract Agent, any other Person interested herein and any Holder (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, and the Collateral Agent, the Custodial Agent, the Securities Intermediary and their affiliates may accept fees and other consideration from the Company, the Purchase Contract Agent and any Holder without having to account for the same to the Company; provided that each of the Collateral Agent, the Custodial Agent and the Securities Intermediary covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

Section 15.07. Non-reliance on the Collateral Agent, Custodial Agent and Securities Intermediary. None of the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be required to keep itself informed as to the performance or observance by the Purchase Contract Agent or any Holder of this Agreement, the Units or any other document referred to or provided for herein or therein or to inspect the properties or books of the Purchase Contract Agent or any Holder. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any duty or responsibility to provide the Company with any credit or other information concerning the affairs, financial condition or business of the Purchase Contract Agent or any Holder (or any of their respective affiliates) that may come into the possession of the Collateral Agent, the Custodial Agent or the Securities Intermediary or any of their respective affiliates.

Section 15.08. Compensation And Indemnity. The Company agrees to:

(a)    pay the Collateral Agent, the Custodial Agent and the Securities Intermediary from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, for all services rendered by them hereunder;

(b)    indemnify and hold harmless the Collateral Agent, the Custodial Agent, the Securities Intermediary and each of their respective directors, officers, agents and employees (collectively, the “Pledge Indemnitees”), from and against any and all claims (whether asserted by the Company, the Purchase Contract Agent or any other Person), liabilities, losses, and reasonable expenses (including reasonable fees and expenses of counsel) (collectively, “Losses” and individually, a “Loss”) that may be imposed on, incurred by, or asserted against, the Pledge Indemnitees or any of them for following any instructions, acting upon any notices or other directions (which shall include an instruction, notice or direction not to act) upon which any of the Collateral Agent, the Custodial Agent or the Securities Intermediary is entitled to conclusively rely pursuant to the terms of this Agreement, provided that the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with gross negligence or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought; and

(c)    in addition to and not in limitation of paragraph (b) of this Section 15.08, indemnify and hold the Pledge Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Pledge Indemnitees or any of them in connection with or arising out of the Collateral Agent’s, the Custodial Agent’s or the Securities

Intermediary’s acceptance or performance of its rights, powers and duties under this Agreement, including but not limited to the rights and powers set forth in Section 15.09, provided the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with gross negligence or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought.

The provisions of this Section 15.08 and Section 15.14 shall survive the resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary and the termination of this Agreement.

Section 15.09.    Failure to Act. In the event that, in the good faith belief of the Collateral Agent, the Custodial Agent or the Securities Intermediary, an ambiguity in the provisions of this Agreement arises or any actual dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder has been asserted in writing, then at its sole option, each of the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled, after prompt notice to the Company and the Purchase Contract Agent, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Custodial Agent and the Securities Intermediary, as the case may be, shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled to refuse to act until either:

(a)    such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Custodial Agent or the Securities Intermediary; or

(b)    the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may without gross negligence or willful misconduct incur by reason of its acting.

The Collateral Agent, the Custodial Agent and the Securities Intermediary may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Custodial Agent or the Securities Intermediary may deem necessary. Notwithstanding anything contained herein to the contrary, none of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be required to take any action that is in its opinion contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

Section 15.10. Resignation of Collateral Agent, the Custodial Agent and the Securities Intermediary. (a) Subject to the appointment and acceptance of a successor Collateral Agent, Custodial Agent or Securities Intermediary as provided below:

(i)    the Collateral Agent, the Custodial Agent or the Securities Intermediary may resign at any time by giving notice thereof to the Company and the Purchase Contract Agent as attorney-in-fact for the Holders;

(ii)    the Collateral Agent, the Custodial Agent or the Securities Intermediary may be removed at any time by the Company upon written notice thereof; and

(iii)    if the Collateral Agent, the Custodial Agent or the Securities Intermediary fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 calendar days after receiving written notice of such failure by the Purchase Contract Agent and such failure shall be continuing, the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed by the Purchase Contract Agent, acting at the direction of the Holders of a majority in number of the Outstanding Units.

The Purchase Contract Agent shall promptly notify the Company upon the transmission of notice as contemplated by clause (iii) of this Section 15.10(a) and any removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary pursuant to clause (iii) of this Section 15.10(a). Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be. If no successor Collateral Agent, Custodial Agent or Securities Intermediary shall have been so appointed and shall have accepted such appointment within 45 calendar days after the retiring Collateral Agent’s, Custodial Agent’s or Securities Intermediary’s giving of notice of resignation or the Company’s or the Purchase Contract Agent’s giving notice of such removal, then the retiring or removed Collateral Agent, Custodial Agent or Securities Intermediary may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall each be a bank or a national banking association which has an office (or an agency office) in New York City with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Custodial Agent or Securities Intermediary hereunder by a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, such successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, and the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall take all appropriate action, subject to payment of any amounts then due and payable to it hereunder, to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Custodial Agent or Securities Intermediary shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Custodial Agent or Securities Intermediary hereunder. After any retiring Collateral Agent’s, Custodial Agent’s or Securities Intermediary’s resignation hereunder as Collateral Agent, Custodial Agent or Securities Intermediary, the provisions of this Article 15 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary. Any resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary hereunder, at a time when such Person is also acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be.

Section 15.11. Right to Appoint Agent or Advisor. The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken or omitted by, or in conclusive reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents pursuant to this Section 15.11 shall be subject to the prior written consent of the Company, which consent shall not be unreasonably withheld.

Section 15.12. Survival. The provisions of this Article 15 shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary.

Section 15.13. Exculpation. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Custodial Agent or the Securities Intermediary or their officers, directors, employees or agents be liable under this Agreement for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, goodwill, reputation, business opportunity or anticipated saving, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Custodial Agent or the Securities Intermediary, or any of them and regardless of the form of action.

Section 15.14. Compliance with Laws. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled to take any action or to refuse to take any action which each of them upon the advice of counsel regards as necessary to comply with any applicable law, regulation or fiscal requirement, court orders, or the rules or operating procedures of any relevant stock exchange or other market or clearing system.

Section 15.15. Expenses, Etc. The Company agrees to reimburse the Collateral Agent, the Custodial Agent and the Securities Intermediary for:

(a)    all reasonable out-of-pocket costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Custodial Agent and the Securities Intermediary), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;

(b)    all costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, reasonable fees and expenses of counsel) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder to satisfy its obligations under the Purchase Contracts forming a part of the Units and (ii) the enforcement of this Section 15.14 and Section 15.08;

(c)    all transfer, stamp, documentary or other similar taxes, assessments or charges (including any interest and penalties thereon or in connection therewith) levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby; and

(d)    all reasonable fees and expenses of any agent or advisor appointed by the Collateral Agent and consented to by the Company under Section 15.11 above.

ARTICLE 16

MISCELLANEOUS

Section 16.01. Company to Furnish Purchase Contract Agent Names and Addresses of Holders. (a) The Company shall furnish or cause to be furnished to the Purchase Contract Agent (i) semiannually, not later than May 15 and November 15 in each year, commencing November 15, 2019, a list, in such form as the Purchase Contract Agent may reasonably require, of the names and addresses of the Holders of Units as of a date not more than 15 calendar days prior to the delivery thereof, and (ii) at such other times as the Purchase Contract Agent may request in writing, within 30 calendar days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 calendar days prior to the time such list is furnished, excluding from any such list names and addresses previously received by the Purchase Contract Agent.

Section 16.02. Preservation of Information; Communications to Holders. The Purchase Contract Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Purchase Contract Agent as provided in Section 16.01 and the names and addresses of Holders received by the Purchase Contract Agent. The Purchase Contract Agent may dispose of any list furnished to it as provided in Section 16.01 upon receipt of a new list so furnished.

Section 16.03. Defaults, Waiver. The Holders of a majority of the Outstanding Purchase Contracts voting together as one class may, by vote or consent, on behalf of all of the Holders, waive any past default by the Company and its consequences, except a default:

(a)    In the payment on any Purchase Contract, or

(b)    In respect of a provision hereof which under Section 8.02 cannot be modified or amended without the consent of the Holder of each Outstanding Purchase Contract affected.

Upon such waiver, any such default shall cease to exist, and any default by the Company arising therefrom shall be deemed to have been cured, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 16.04. Purchase Contract Agent’s Knowledge of Defaults. The Purchase Contract Agent shall not be deemed to have notice or be charged with knowledge of any Fundamental Change, Termination Event or any default hereunder unless a Responsible Officer of the Purchase Contract Agent has received written notice from the Company or any Holder of such Fundamental Change, Termination Event or default at the Corporate Trust Office of the Purchase Contract Agent, and such notice references the Units and this Agreement and identifies such default.

Section 16.05. Security Interest Absolute. All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder pursuant to the Pledge, shall be absolute and unconditional irrespective of:

(a)    any lack of validity or enforceability of any provision of the Purchase Contracts or the Units or any other agreement or instrument relating thereto;

(b)    any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of the Units under the related Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, this Agreement or any Purchase Contract or any other agreement or instrument relating thereto; or

(c)    any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

Section 16.06. Notice of Termination Event. Upon the occurrence of a Termination Event, the Company shall deliver written notice to the Purchase Contract Agent, the Collateral Agent and the Securities Intermediary.

Section 16.07. U.S.A. Patriot Act. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States (“Applicable Law”), the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary are required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary. Accordingly, each of the parties agree to provide to the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary, upon their request from time to time such identifying information and documentation as may be available for such party in order to enable the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary to comply with Applicable Law.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

DOMINION ENERGY, INC.

By:	/s/ James R. Chapman
Name:	James R. Chapman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Address for Notices:

Dominion Energy, Inc.

120 Tredegar Street

Richmond, Virginia 23219

Attention: Richard M. Davis, Jr., Assistant Treasurer

Fax: (804) 819-2211

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Purchase Contract Agent and as attorney-in-fact of the Holders from time to time of the Units

By:	/s/ Amie Jaghatspanyan
Name:	Amie Jaghatspanyan
Title:	Vice President

By:	/s/ Jacqueline Bartnick
Name:	Jacqueline Bartnick
Title:	Director

Address for Notices:

Deutsche Bank Trust Company Americas

Trust & Agency Services

60 Wall Street, 24th Floor

MS NYC60-2407

New York, New York 10005

Attn: Corporates Team – Dominion Energy

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary

By:	/s/ Fernando Acebedo
Name:	Fernando Acebedo
Title:	Vice President

Address for Notices:

HSBC Bank USA, National Association

Issuer Services

452 Fifth Avenue

New York, New York 10018

Attention: Deal Management

EXHIBIT A

(FORM OF FACE OF CORPORATE UNITS CERTIFICATE)

[For inclusion in Global Certificates only - THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AND PLEDGE AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AND PLEDGE AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

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No. R- Number of Corporate Units:	CUSIP No. 25746U 133 ISIN No. US25746U1337

DOMINION ENERGY, INC.

2019 Series A Corporate Units

This Corporate Units Certificate certifies that                 is the registered Holder of the number of Corporate Units set forth above [For inclusion in Global Certificates only - or such other number of Corporate Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto, which number, taken together with the number of all other Outstanding Corporate Units and the number of all Outstanding Treasury Units and Outstanding Cash Settled Units, shall not exceed 14,000,000 (as increased by the number of Units, if any, with respect to which the Underwriters exercise their over-allotment option pursuant to the Underwriting Agreement)]. Each Corporate Unit consists of (i) an Applicable Ownership Interest in Convertible Preferred Stock or an Applicable Ownership Interest in the Treasury Portfolio, subject to the Pledge thereof (except for the portion of the Applicable Ownership Interest in the Treasury Portfolio as specified in clause (ii) of the definition of such term) by such Holder pursuant to the Purchase Contract and Pledge Agreement and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company.

All capitalized terms used herein without definition herein and which are defined in the Purchase Contract and Pledge Agreement (as defined on the reverse hereof) have the meaning set forth therein.

Pursuant to the Purchase Contract and Pledge Agreement, the Applicable Ownership Interest in Convertible Preferred Stock or the Applicable Ownership Interest in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio), as the case may be, constituting part of each Corporate Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Corporate Unit.

All payments, if any, with respect to the Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock or any payments with respect to the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio), as the case may be, or payments of dividends on the Pledged Applicable Ownership Interests in Convertible Preferred Stock or distributions with respect to the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (ii) of the definition of Applicable Ownership Interests in the Treasury Portfolio), as the case may be, constituting part of the Corporate Units shall be paid on the dates and in the manner set forth in the Purchase Contract and Pledge Agreement. Dividends or distributions on the Convertible Preferred Stock underlying the Applicable Ownership Interests in

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Convertible Preferred Stock or distributions on the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (ii) of the definition of Applicable Ownership Interest in the Treasury Portfolio), as the case may be, forming part of the Corporate Units evidenced hereby, which is payable on each Payment Date (or, in the case of distributions on the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (ii) of the definition of Applicable Ownership Interest in the Treasury Portfolio) on the Purchase Contract Settlement Date), shall, subject to receipt thereof by the Purchase Contract Agent, be paid to the Person in whose name this Corporate Units Certificate (or a Predecessor Corporate Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Corporate Unit evidenced hereby, an amount (the “Contract Adjustment Payments”) equal to 5.50% per year of the Stated Amount for the period from and including the immediately preceding Payment Date on which Contract Adjustment Payments were paid (or if none, June 14, 2019) to but excluding such Payment Date. Such Contract Adjustment Payments shall be payable in cash, shares of Common Stock or a combination thereof, at the Company’s election, to the Person in whose name this Corporate Units Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Contract Adjustment Payments as described in the Purchase Contract and Pledge Agreement. The Contract Adjustment Payments are unsecured and will rank subordinate and junior in right of payment to all of the Company’s existing and future Indebtedness.

Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a Purchase Price equal to the Stated Amount, a number of newly issued shares of Common Stock of the Company, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event, an Early Settlement or a Fundamental Change Early Settlement with respect to such Purchase Contract, all as provided in the Purchase Contract and Pledge Agreement. The Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in the Final Remarketing of the shares of Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock equal to $1,000 per each such share thereof or, in the case of an Optional Remarketing, the proceeds of the Pledged Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio), as the case may be, pledged to secure the obligations under such Purchase Contract of the Holder of the Corporate Units of which such Purchase Contract is a part.

Dividends on the Convertible Preferred Stock or distributions on the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, and the Contract Adjustment Payments paid in cash will be payable at the office of the Purchase Contract Agent in New York City, except that all payments with respect to Global Certificates will

3

be made by wire transfer of immediately available funds to the Depositary. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments paid in cash will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person’s address as it appears on the Security Register, or by wire transfer to the account designated by such Person by prior written notice to the Purchase Contract Agent, given at least ten calendar days prior to the Payment Date.

Each Purchase Contract evidenced hereby obligates the holder to agree, for United States federal income tax purposes, to (i) treat its acquisition of the Corporate Units as an acquisition of the Convertible Preferred Stock and Purchase Contract constituting each Corporate Unit, (ii) treat the Applicable Ownership Interests in Convertible Preferred Stock as equity of the Company and (iii) treat itself as the owner of the applicable interests in the Collateral Account, including the Applicable Ownership Interests in Convertible Preferred Stock.

Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Corporate Units Certificate shall not be entitled to any benefit under the Purchase Contract and Pledge Agreement or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company and the Holder specified above have caused this instrument to be duly executed.

DOMINION ENERGY, INC.

By:
Name:
Title:

HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not individually but solely as attorney-in-fact of such Holder

By:
Name:
Title:

By:
Name:
Title:

DATED:

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CERTIFICATE OF AUTHENTICATION

OF PURCHASE CONTRACT AGENT

This is one of the Corporate Units Certificates referred to in the within mentioned Purchase Contract and Pledge Agreement.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Purchase Contract Agent

By:
Authorized Signatory

By:
Authorized Signatory

DATED:

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(REVERSE OF CORPORATE UNITS CERTIFICATE)

Each Purchase Contract evidenced hereby is governed by a Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (as may be supplemented from time to time, the “Purchase Contract and Pledge Agreement”), among the Company and Deutsche Bank Trust Company Americas, as Purchase Contract Agent (including its successors thereunder, the “Purchase Contract Agent”), and HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary (including its successors thereunder, the “Collateral Agent”), to which Purchase Contract and Pledge Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Collateral Agent, the Company, and the Holders and of the terms upon which the Corporate Units Certificates are, and are to be, executed and delivered.

Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount, a number of shares of Common Stock equal to the Settlement Rate, unless an Early Settlement, a Fundamental Change Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred.

No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.07 of the Purchase Contract and Pledge Agreement.

Each Purchase Contract evidenced hereby that is settled through Early Settlement or Fundamental Change Early Settlement shall obligate the Holder of the related Corporate Units to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the applicable settlement rate.

In accordance with the terms of the Purchase Contract and Pledge Agreement, unless a Termination Event shall have occurred, the Holder of this Corporate Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting an Early Settlement or, if applicable, a Fundamental Change Early Settlement or from the proceeds of the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio) or from the proceeds of the Final Remarketing of the Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock.

As provided in the Purchase Contract and Pledge Agreement, upon the occurrence of an Unsuccessful Final Remarketing, as of the Purchase Contract Settlement Date, each Holder of any Pledged Applicable Ownership Interests in Convertible Preferred Stock shall be deemed to have automatically delivered the related Convertible Preferred Stock to the Company in satisfaction of such Holder’s obligations under the related Purchase Contracts, as described in Section 5.02(b)(vii) of the Purchase Contract and Pledge Agreement, unless such Holder elects otherwise.

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The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner set forth in the Purchase Contract and Pledge Agreement.

Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Purchase Contract Agent and to the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock or the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio) forming a part of each Corporate Unit from the Pledge. A Corporate Unit shall thereafter represent the right to receive the Convertible Preferred Stock underlying the Applicable Ownership Interest in the Convertible Preferred Stock or the Applicable Ownership Interests in the Treasury Portfolio in accordance with the terms of the Purchase Contract and Pledge Agreement.

Under the terms of the Purchase Contract and Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock, but only to the extent instructed in writing by the Holders. Upon receipt of notice of any meeting at which holders of Convertible Preferred Stock are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Convertible Preferred Stock, the Purchase Contract Agent shall, as soon as practicable thereafter, mail, first class, postage pre-paid, to the Holders of Corporate Units the notice required by the Purchase Contract and Pledge Agreement.

The Corporate Units Certificates are issuable only in registered form and only in denominations of a single Corporate Unit and any integral multiple thereof. The transfer of any Corporate Units Certificate will be registered and Corporate Units Certificates may be exchanged as provided in the Purchase Contract and Pledge Agreement. A Holder who elects to substitute Treasury Securities or Cash for the Convertible Preferred Stock thereby creating Treasury Units or Cash Settled Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract and Pledge Agreement, such Corporate Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Corporate Unit in respect of the Convertible Preferred Stock and Purchase Contract constituting such Corporate Unit may be transferred and exchanged only as a Corporate Unit.

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Subject to, and in compliance with, the conditions and terms set forth in the Purchase Contract and Pledge Agreement, the Holder of Corporate Units may effect a Collateral Substitution. From and after such Collateral Substitution, each Unit for which a Treasury Security secures the Holder’s obligations under the Purchase Contract shall be referred to as a “Treasury Unit”, and each Unit for which Pledged Cash secures the Holder’s obligations under the Purchase Contract shall be referred to as a “Cash Settled Units”. A Holder may make such Collateral Substitution only in integral multiples of 10 Corporate Units for 10 Treasury Units or 10 Cash Settled Units, as the case may be.

Subject to and upon compliance with the provisions of, and certain exceptions described in, the Purchase Contract and Pledge Agreement, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early by effecting an Early Settlement or Fundamental Change Early Settlement as provided in the Purchase Contract and Pledge Agreement.

Upon registration of transfer of this Corporate Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract and Pledge Agreement), under the terms of the Purchase Contract and Pledge Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Corporate Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

The Holder of this Corporate Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Corporate Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract and Pledge Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract and Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Applicable Ownership Interests in Convertible Preferred Stock and the underlying Convertible Preferred Stock or the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio), as the case may be, underlying this Corporate Units Certificate pursuant to the Purchase Contract and Pledge Agreement. The Holder further covenants and agrees that, to the extent and in the manner provided in the Purchase Contract and Pledge Agreement, but subject to the terms thereof, any payments with respect the Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock (other than Dividend

9

Payments thereon) or the Proceeds of the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of Applicable Ownership Interest in the Treasury Portfolio), as the case may be, on the Purchase Contract Settlement Date equal to the aggregate Purchase Price for the related Purchase Contracts shall be paid by the Collateral Agent to the Company in satisfaction of such Holder’s obligations under the related Purchase Contracts and such Holder shall acquire no right, title or interest in such payments.

Subject to certain exceptions, the provisions of the Purchase Contract and Pledge Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

The Purchase Contracts shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law provisions thereof to the extent a different law would govern as a result.

The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

Prior to due presentment of this Certificate for registration of transfer, the Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Corporate Units Certificate is registered as the owner of the Corporate Units evidenced hereby for the purpose of receiving payments of dividends payable on the Convertible Preferred Stock underlying the Applicable Ownership Interests in Convertible Preferred Stock, receiving payments of Contract Adjustment Payments (subject to any applicable record date), performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

A copy of the Purchase Contract and Pledge Agreement is available for inspection at the offices of the Purchase Contract Agent during regular business hours.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:    as tenants in common

UNIF GIFT MN ACT:                              Custodian

(cust)                                     (minor)

Under Uniform Gifts to Minors Act of

TENANT:        as tenants by the entireties

JT TEN:           as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

(Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Corporate Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney, to transfer said Corporate Units Certificates on the books of Dominion Energy, Inc., with full power of substitution in the premises

Dated:	Signature
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Corporate Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:

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SETTLEMENT INSTRUCTIONS

The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate be registered in the name of, and delivered to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:	(if assigned to another person)

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person’s name and address and (ii) provide a guarantee of your signature:	REGISTERED HOLDER Please print name and address of registered Holder:

Name	Name

Address	Address

Social Security or other Taxpayer Identification Number, if any

Signature

Signature Guarantee:

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ELECTION TO SETTLE EARLY/FUNDAMENTAL CHANGE EARLY SETTLEMENT

The undersigned Holder of this Corporate Units Certificate hereby irrevocably exercises the option to effect [Early Settlement] [Fundamental Change Early Settlement] in accordance with the terms of the Purchase Contract and Pledge Agreement with respect to the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate specified below. The option to effect [Early Settlement] [Fundamental Change Early Settlement] may be exercised only with respect to Purchase Contracts underlying Corporate Units in multiples of 10 Corporate Units or an integral multiple thereof; provided that if Applicable Ownership Interests in the Treasury Portfolio have replaced Applicable Ownership Interests in Convertible Preferred Stock as a component of the Corporate Units, Corporate Units Holders may only effect [Early Settlement] [Fundamental Change Early Settlement] in multiples of such number of Corporate Units as may be determined by the Remarketing Agent(s) upon a Successful Remarketing, which number shall be provided to a Holder by the Company at the request of such Holder. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such [Early Settlement] [Fundamental Change Early Settlement] be registered in the name of, and delivered, together with any Corporate Units Certificate representing any Corporate Units evidenced hereby as to which [Early Settlement] [Fundamental Change Early Settlement] of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Shares of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, deliverable upon such [Early Settlement] [Fundamental Change Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:	Signature

Signature Guarantee:

Number of Units evidenced hereby as to which [Early Settlement] [Fundamental Change Early Settlement] of the related Purchase Contracts is being elected:

If shares of Common Stock or Corporate Units Certificates are to be registered in the name of and delivered to and shares of Pledged Convertible Preferred Stock are to be transferred to a Person other than the Holder, please print such Person’s name and address:	REGISTERED HOLDER Please print name and address of registered Holder:

13

Name	Name

Address	Address

Social Security or other Taxpayer Identification Number, if any

Transfer Instructions for Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, transferable upon [Early Settlement] [Fundamental Change Early Settlement]:

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[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF INCREASES OR DECREASES IN

GLOBAL CERTIFICATE

The initial number of Corporate Units evidenced by this Global Certificate is                 . The following increases or decreases in this Global Certificate have been made:

Date	Amount of increase in number of Corporate Units evidenced by the Global Certificate	Amount of decrease in number of Corporate Units evidenced by the Global Certificate	Number of Corporate Units evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Purchase Contract Agent

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EXHIBIT B

(FORM OF FACE OF TREASURY UNITS CERTIFICATE)

[For inclusion in Global Certificate only - THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AND PLEDGE AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AND PLEDGE AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

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No. TR–	CUSIP No. 25746U 141
Number of Treasury Units:	ISIN No. US25746U1410

DOMINION ENERGY, INC.

2019 Series A Treasury Units

This Treasury Units Certificate certifies that                  is the registered Holder of the number of Treasury Units set forth above [For inclusion in Global Certificates only - or such other number of Treasury Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto, which number, taken together with the number of all other Outstanding Treasury Units and the number of all Outstanding Corporate Units and Outstanding Cash Settled Units, shall not exceed 14,000,000 (as increased by the number of Units, if any, with respect to which the Underwriters exercise their over-allotment option pursuant to the Underwriting Agreement)]. Each Treasury Unit consists of (i) an undivided beneficial ownership interest in a Treasury Security, subject to the Pledge of such Treasury Security by such Holder pursuant to the Purchase Contract and Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company.

All capitalized terms used herein that are defined in the Purchase Contract and Pledge Agreement (as defined on the reverse hereof) have the meaning set forth therein.

Pursuant to the Purchase Contract and Pledge Agreement, the Treasury Security underlying each Treasury Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Treasury Unit.

The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Treasury Unit evidenced hereby, an amount (the “Contract Adjustment Payments”) equal to 5.50% per year of the Stated Amount for the period from and including the immediately preceding Payment Date on which Contract Adjustment Payments were paid (or if none, June 14, 2019) to but excluding such Payment Date. Such Contract Adjustment Payments shall be payable in cash, shares of Common Stock or a combination thereof, at the Company’s election, to the Person in whose name this Treasury Units Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Contract Adjustment Payments as described in the Purchase Contract and Pledge Agreement. The Contract Adjustment Payments are unsecured and will rank subordinate and junior in right of payment to all of the Company’s existing and future Indebtedness.

Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a Purchase Price equal to the Stated Amount, a number of newly issued shares of Common Stock of the Company, equal to the Settlement Rate, unless prior to or on the Purchase Contract Settlement Date there shall have occurred a Termination Event, an Early Settlement or a Fundamental Change Early Settlement with

2

respect to such Purchase Contract, all as provided in the Purchase Contract and Pledge Agreement. The Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the proceeds from the Treasury Security pledged to secure the obligations under such Purchase Contract of the Holder of the Treasury Units of which such Purchase Contract is a part.

Contract Adjustment Payments paid in cash will be payable at the office of the Purchase Contract Agent in New York City, except that Contract Adjustment Payments with respect to Global Certificates will be made by wire transfer of immediately available funds to the Depositary. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments paid in cash will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person’s address as it appears on the Security Register, or by wire transfer to the account designated by such Person by prior written notice to the Purchase Contract Agent, given at least ten calendar days prior to the Payment Date.

Each Purchase Contract evidenced hereby obligates the holder to agree, for United States federal income tax purposes, to (i) treat its acquisition of the Treasury Units as an acquisition of the Treasury Security and Purchase Contracts constituting the Treasury Units and (ii) treat itself as the owner of the applicable Treasury Security.

Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Treasury Units Certificate shall not be entitled to any benefit under Purchase Contract and Pledge Agreement or be valid or obligatory for any purpose.

3

IN WITNESS WHEREOF, the Company and the Holder specified above have caused this instrument to be duly executed.

DOMINION ENERGY, INC.

By:
Name:
Title:

HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not individually but solely as attorney-in-fact of such Holder

By:
Name:
Title:

By:
Name:
Title:

DATED:

4

CERTIFICATE OF AUTHENTICATION OF

PURCHASE CONTRACT AGENT

This is one of the Treasury Units referred to in the within mentioned Purchase Contract and Pledge Agreement.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Purchase Contract Agent

By:
Authorized Signatory

By:
Authorized Signatory

DATED:

5

(REVERSE OF TREASURY UNITS CERTIFICATE)

Each Purchase Contract evidenced hereby is governed by a Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (as may be supplemented from time to time, the “Purchase Contract and Pledge Agreement”) among the Company and Deutsche Bank Trust Company Americas, as Purchase Contract Agent (including its successors thereunder, herein called the “Purchase Contract Agent”), and HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary (including its successors thereunder, the “Collateral Agent”), to which Purchase Contract and Pledge Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Collateral Agent, the Company and the Holders and of the terms upon which the Treasury Units Certificates are, and are to be, executed and delivered.

Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount, a number of newly issued shares of Common Stock equal to the Settlement Rate, unless an Early Settlement, a Fundamental Change Early Settlement or a Termination Event with respect to the Unit of which such Purchase Contract is a part shall have occurred.

No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.07 of the Purchase Contract and Pledge Agreement.

Each Purchase Contract evidenced hereby that is settled through Early Settlement or Fundamental Change Early Settlement shall obligate the Holder of the related Treasury Units to purchase at the Purchase Price and the Company to sell, a number of newly issued shares of Common Stock equal to the applicable settlement rate.

In accordance with the terms of the Purchase Contract and Pledge Agreement, the Holder of this Treasury Units Certificate shall pay the Purchase Price for the shares of the Common Stock to be purchased pursuant to each Purchase Contract evidenced hereby either by effecting an Early Settlement or, if applicable, a Fundamental Change Early Settlement of each such Purchase Contract or by applying the proceeds of the Treasury Security underlying such Holder’s Treasury Unit equal to the Purchase Price for such Purchase Contract to the purchase of the Common Stock.

The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner set forth in the Purchase Contract and Pledge Agreement.

Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder, shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to

6

the Purchase Contract Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Security underlying each Treasury Unit from the Pledge. A Treasury Unit shall thereafter represent the right to receive the Treasury Security underlying such Treasury Unit, in accordance with the terms of the Purchase Contract and Pledge Agreement.

The Treasury Units Certificates are issuable only in registered form and only in denominations of a single Treasury Unit and any integral multiple thereof. The transfer of any Treasury Units Certificate will be registered and Treasury Units Certificates may be exchanged as provided in the Purchase Contract and Pledge Agreement. A Holder who elects to substitute Convertible Preferred Stock for the Treasury Security, thereby recreating Corporate Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract and Pledge Agreement, such Treasury Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury Unit in respect of the Treasury Security and the Purchase Contract constituting such Treasury Unit may be transferred and exchanged only as a Treasury Unit.

Subject to, and in compliance with, the conditions and terms set forth in the Purchase Contract and Pledge Agreement, the Holder of Treasury Units may effect a Collateral Substitution. From and after such substitution, each Unit for which shares of Pledged Convertible Preferred Stock secure the Holder’s obligations under the Purchase Contract shall be referred to as a “Corporate Unit”. A Holder may make such Collateral Substitution only in integral multiples of 10 Treasury Units for 10 Corporate Units.

Subject to and upon compliance with the provisions of the Purchase Contract and Pledge Agreement, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early by effecting an Early Settlement or a Fundamental Change Early Settlement as provided in the Purchase Contract and Pledge Agreement.

Upon registration of transfer of this Treasury Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract and Pledge Agreement), under the terms of the Purchase Contract and Pledge Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Treasury Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

The Holder of this Treasury Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Treasury Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and

7

provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract and Pledge Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract and Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Security underlying this Treasury Units Certificate pursuant to the Purchase Contract and Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract and Pledge Agreement, but subject to the terms thereof, payments in respect of the Treasury Security on the Purchase Contract Settlement Date equal to the aggregate Purchase Price for the related Purchase Contracts shall be paid by the Collateral Agent to the Company in satisfaction of such Holder’s obligations under such Purchase Contracts and such Holder shall acquire no right, title or interest in such payments.

Subject to certain exceptions, the provisions of the Purchase Contract and Pledge Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

The Purchase Contracts shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law provisions thereof to the extent a different law would govern as a result.

The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

Prior to due presentment of this Certificate for registration of transfer, the Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Treasury Units Certificate is registered as the owner of the Treasury Units evidenced hereby for the purpose of receiving payments of Contract Adjustment Payments (subject to any applicable record date), performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

A copy of the Purchase Contract and Pledge Agreement is available for inspection at the offices of the Purchase Contract Agent during regular business hours.

8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:    as tenants in common

UNIF GIFT MN ACT:                              Custodian

(cust)                                     (minor)

Under Uniform Gifts to Minors Act of

TENANT:        as tenants by the entireties

JT TEN:           as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

(Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Treasury Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney, to transfer said Treasury Units Certificates on the books of Dominion Energy, Inc., with full power of substitution in the premises

Dated:	Signature
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Treasury Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:

9

SETTLEMENT INSTRUCTIONS

The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:	(if assigned to another person)

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person’s name and address and (ii) provide a guarantee of your signature:	REGISTERED HOLDER Please print name and address of registered Holder:

Name	Name

Address	Address

Social Security or other Taxpayer Identification Number, if any

Signature
Signature Guarantee:

10

ELECTION TO SETTLE EARLY/FUNDAMENTAL CHANGE EARLY SETTLEMENT

The undersigned Holder of this Treasury Units Certificate hereby irrevocably exercises the option to effect [Early Settlement] [Fundamental Change Early Settlement] in accordance with the terms of the Purchase Contract and Pledge Agreement with respect to the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate specified below. The option to effect [Early Settlement] [Fundamental Change Early Settlement] may be exercised only with respect to Purchase Contracts underlying Treasury Units in multiples of 10 Treasury Units or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such [Early Settlement] [Fundamental Change Early Settlement] be registered in the name of, and delivered, together with any Treasury Units Certificate representing any Treasury Units evidenced hereby as to which [Early Settlement] [Fundamental Change Early Settlement] of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Proceeds of the relevant Treasury Security deliverable upon such [Early Settlement] [Fundamental Change Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:	Signature

Signature Guarantee:

Number of Units evidenced hereby as to which [Early Settlement] [Fundamental Change Early Settlement] of the related Purchase Contracts is being elected:

If shares of Common Stock or Treasury Units Certificates are to be registered in the name of and delivered to and Proceeds of the relevant Treasury Security are to be transferred to a Person other than the Holder, please print such Person’s name and address:	REGISTERED HOLDER Please print name and address of registered Holder:

Name	Name

Address	Address

11

Social Security or other Taxpayer Identification Number, if any

REGISTERED HOLDER

Transfer Instructions for Proceeds of the applicable Treasury Security Transferable upon [Early Settlement] [Fundamental Change Early Settlement]:

12

[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF INCREASES OR DECREASES IN

GLOBAL CERTIFICATE

The initial number of Treasury Units evidenced by this Global Certificate is                     . The following increases or decreases in this Global Certificate have been made:

Date	Amount of increase in number of Treasury Units evidenced by the Global Certificate	Amount of decrease in number of Treasury Units evidenced by the Global Certificate	Number of Treasury Units evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Purchase Contract Agent

13

EXHIBIT C

(FORM OF FACE OF CASH SETTLED UNITS CERTIFICATE)

[For inclusion in Global Certificate only - THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AND PLEDGE AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AND PLEDGE AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

1

No. CA–	CUSIP No. 25746U 158
Number of Cash Settled Units:	ISIN No. US25746U1584

DOMINION ENERGY, INC.

2019 Series A Cash Settled Units

This Cash Settled Units Certificate certifies that                  is the registered Holder of the number of Cash Settled Units set forth above [For inclusion in Global Certificates only - or such other number of Cash Settled Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto, which number, taken together with the number of all other Outstanding Cash Settled Units and the number of all Outstanding Corporate Units and Outstanding Treasury Units, shall not exceed 14,000,000 (as increased by the number of Units, if any, with respect to which the Underwriters exercise their over-allotment option pursuant to the Underwriting Agreement)]. Each Cash Settled Unit consists of (i) $100 in Cash, subject to the Pledge of such Cash by such Holder pursuant to the Purchase Contract and Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company.

All capitalized terms used herein that are defined in the Purchase Contract and Pledge Agreement (as defined on the reverse hereof) have the meaning set forth therein.

Pursuant to the Purchase Contract and Pledge Agreement, the Cash underlying each Cash Settled Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Cash Settled Unit.

The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Cash Settled Unit evidenced hereby, an amount (the “Contract Adjustment Payments”) equal to 5.50% per year of the Stated Amount for the period from and including the immediately preceding Payment Date on which Contract Adjustment Payments were paid (or if none, June 14, 2019) to but excluding such Payment Date. Such Contract Adjustment Payments shall be payable in cash, shares of Common Stock or a combination thereof, at the Company’s election, to the Person in whose name this Cash Settled Units Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Contract Adjustment Payments as described in the Purchase Contract and Pledge Agreement. The Contract Adjustment Payments are unsecured and will rank subordinate and junior in right of payment to all of the Company’s existing and future Indebtedness.

Each Purchase Contract evidenced hereby obligates the Holder of this Cash Settled Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a Purchase Price equal to the Stated Amount, a number of newly issued shares of Common Stock of the Company, equal to the Settlement Rate, unless prior to or on the Purchase Contract Settlement Date there shall have occurred a Termination Event or a Fundamental Change Early Settlement with respect to such Purchase Contract, all as provided in the Purchase Contract and Pledge Agreement. The

2

Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby shall be paid on the Purchase Contract Settlement Date by application of the Cash pledged to secure the obligations under such Purchase Contract of the Holder of the Cash Settled Units of which such Purchase Contract is a part.

Contract Adjustment Payments paid in cash will be payable at the office of the Purchase Contract Agent in New York City, except that Contract Adjustment Payments with respect to Global Certificates will be made by wire transfer of immediately available funds to the Depositary. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments paid in cash will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person’s address as it appears on the Security Register, or by wire transfer to the account designated by such Person by prior written notice to the Purchase Contract Agent, given at least ten calendar days prior to the Payment Date.

Each Purchase Contract evidenced hereby obligates the holder to agree, for United States federal income tax purposes, to (i) treat its acquisition of the Cash Settled Units as an acquisition of the Cash and Purchase Contracts constituting the Cash Settled Units and (ii) treat itself as the owner of the Cash.

Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Cash Settled Units Certificate shall not be entitled to any benefit under Purchase Contract and Pledge Agreement or be valid or obligatory for any purpose.

3

IN WITNESS WHEREOF, the Company and the Holder specified above have caused this instrument to be duly executed.

DOMINION ENERGY, INC.

By:
Name:
Title:

HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not individually but solely as attorney-in-fact of such Holder

By:
Name:
Title:

By:
Name:
Title:

DATED:

4

CERTIFICATE OF AUTHENTICATION OF

PURCHASE CONTRACT AGENT

This is one of the Cash Settled Units referred to in the within mentioned Purchase Contract and Pledge Agreement.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Purchase Contract Agent

By:
Authorized Signatory

By:
Authorized Signatory

DATED:

5

(REVERSE OF CASH SETTLED UNITS CERTIFICATE)

Each Purchase Contract evidenced hereby is governed by a Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (as may be supplemented from time to time, the “Purchase Contract and Pledge Agreement”) among the Company and Deutsche Bank Trust Company Americas, as Purchase Contract Agent (including its successors thereunder, herein called the “Purchase Contract Agent”), and HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary (including its successors thereunder, the “Collateral Agent”), to which Purchase Contract and Pledge Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Collateral Agent, the Company and the Holders and of the terms upon which the Cash Settled Units Certificates are, and are to be, executed and delivered.

Each Purchase Contract evidenced hereby obligates the Holder of this Cash Settled Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount, a number of newly issued shares of Common Stock equal to the Settlement Rate, unless a Fundamental Change Early Settlement or a Termination Event with respect to the Unit of which such Purchase Contract is a part shall have occurred.

No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.07 of the Purchase Contract and Pledge Agreement.

Each Purchase Contract evidenced hereby that is settled through Fundamental Change Early Settlement shall obligate the Holder of the related Cash Settled Units to purchase at the Purchase Price and the Company to sell, a number of newly issued shares of Common Stock equal to the applicable settlement rate.

In accordance with the terms of the Purchase Contract and Pledge Agreement, the Holder of this Cash Settled Units Certificate shall pay the Purchase Price for the shares of the Common Stock to be purchased pursuant to each Purchase Contract evidenced hereby either by effecting, if applicable, a Fundamental Change Early Settlement of each such Purchase Contract or by applying the Cash underlying such Holder’s Cash Settled Unit equal to the Purchase Price for such Purchase Contract to the purchase of the Common Stock.

The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner set forth in the Purchase Contract and Pledge Agreement.

Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder, shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to

6

the Purchase Contract Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Cash underlying each Cash Settled Unit from the Pledge. A Cash Settled Unit shall thereafter represent the right to receive the Cash underlying such Cash Settled Unit, in accordance with the terms of the Purchase Contract and Pledge Agreement.

The Cash Settled Units Certificates are issuable only in registered form and only in denominations of a single Cash Settled Unit and any integral multiple thereof. The transfer of any Cash Settled Units Certificate will be registered and Cash Settled Units Certificates may be exchanged as provided in the Purchase Contract and Pledge Agreement. Except as provided in the Purchase Contract and Pledge Agreement, a Cash Settled Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Cash Settled Unit in respect of the Cash and the Purchase Contract constituting such Cash Settled Unit may be transferred and exchanged only as a Cash Settled Unit.

Subject to and upon compliance with the provisions of the Purchase Contract and Pledge Agreement, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early by effecting a Fundamental Change Early Settlement as provided in the Purchase Contract and Pledge Agreement.

Upon registration of transfer of this Cash Settled Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract and Pledge Agreement), under the terms of the Purchase Contract and Pledge Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Cash Settled Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

The Holder of this Cash Settled Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Cash Settled Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract and Pledge Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract and Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Cash underlying this Cash Settled Units Certificate pursuant to the Purchase Contract and Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract and Pledge Agreement, but subject to the terms thereof, on the Purchase Contract Settlement Date an

7

amount of Pledged Cash equal to the aggregate Purchase Price for the related Purchase Contracts shall be paid by the Collateral Agent to the Company in satisfaction of such Holder’s obligations under such Purchase Contracts.

Subject to certain exceptions, the provisions of the Purchase Contract and Pledge Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

The Purchase Contracts shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law provisions thereof to the extent a different law would govern as a result.

The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

Prior to due presentment of this Certificate for registration of transfer, the Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Cash Settled Units Certificate is registered as the owner of the Cash Settled Units evidenced hereby for the purpose of receiving payments of Contract Adjustment Payments (subject to any applicable record date), performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

A copy of the Purchase Contract and Pledge Agreement is available for inspection at the offices of the Purchase Contract Agent during regular business hours.

8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:    as tenants in common

UNIF GIFT MN ACT: Custodian
(cust) (minor)

Under Uniform Gifts to Minors Act of

TENANT:        as tenants by the entireties

JT TEN:           as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

(Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Cash Settled Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney, to transfer said Cash Settled Units Certificates on the books of Dominion Energy, Inc., with full power of substitution in the premises

Dated:	Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Cash Settled Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:

9

SETTLEMENT INSTRUCTIONS

The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Cash Settled Units evidenced by this Cash Settled Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:	(if assigned to another person)

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person’s name and address and (ii) provide a guarantee of your signature:	REGISTERED HOLDER Please print name and address of registered Holder:

Name	Name

Address	Address

Social Security or other Taxpayer Identification Number, if any
Signature

Signature Guarantee:

10

ELECTION TO SETTLE EARLY/FUNDAMENTAL CHANGE EARLY SETTLEMENT

The undersigned Holder of this Cash Settled Units Certificate hereby irrevocably exercises the option to effect [Early Settlement] [Fundamental Change Early Settlement] in accordance with the terms of the Purchase Contract and Pledge Agreement with respect to the Purchase Contracts underlying the number of Cash Settled Units evidenced by this Cash Settled Units Certificate specified below. The option to effect [Early Settlement] [Fundamental Change Early Settlement] may be exercised only with respect to Purchase Contracts underlying Cash Settled Units in multiples of 10 Cash Settled Units or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such [Early Settlement] [Fundamental Change Early Settlement] be registered in the name of, and delivered, together with any Cash Settled Units Certificate representing any Cash Settled Units evidenced hereby as to which [Early Settlement] [Fundamental Change Early Settlement] of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Cash deliverable upon such [Early Settlement] [Fundamental Change Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:	Signature

Signature Guarantee:

Number of Units evidenced hereby as to which [Early Settlement] [Fundamental Change Early Settlement] of the related Purchase Contracts is being elected:

If shares of Common Stock or Cash Settled Units Certificates are to be registered in the name of and delivered to and Pledged Cash is to be transferred to a Person other than the Holder, please print such Person’s name and address:	REGISTERED HOLDER Please print name and address of registered Holder:

Name	Name

Address	Address

11

Social Security or other Taxpayer Identification Number, if any

REGISTERED HOLDER

Transfer Instructions for Pledged Cash Transferable upon [Early Settlement] [Fundamental Change Early Settlement]:

12

[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF INCREASES OR DECREASES IN

GLOBAL CERTIFICATE

The initial number of Cash Settled Units evidenced by this Global Certificate is                     . The following increases or decreases in this Global Certificate have been made:

Date	Amount of increase in number of Cash Settled Units evidenced by the Global Certificate	Amount of decrease in number of Cash Settled Units evidenced by the Global Certificate	Number of Cash Settled Units evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Purchase Contract Agent

13

EXHIBIT D

INSTRUCTION TO PURCHASE CONTRACT AGENT FROM HOLDER

(To Create Treasury Units or Corporate Units)

Deutsche Bank Trust Company Americas,

as Purchase Contract Agent

60 Wall Street, 24th Floor

New York, NY 10005

Attention: Corporates Team – Dominion Energy

Re:	[ Corporate Units] [ Treasury Units] of Dominion Energy, Inc., a

Virginia corporation (the “Company”).

The undersigned Holder hereby notifies you that it has delivered to HSBC Bank USA, National Association, as Securities Intermediary, for credit to the Collateral Account, $         [Value of Convertible Preferred Stock] [Cash] in exchange for [proceeds of the Treasury Security corresponding to         Treasury Units (the “Treasury Unit Proceeds”)] [an equal Value of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock] held in the Collateral Account, in accordance with the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”; unless otherwise defined herein, terms defined in the Agreement are used herein as defined therein), among you, as the Purchase Contract Agent, and the Company, the Collateral Agent, the Custodial Agent and the Securities Intermediary. The undersigned Holder has paid all applicable fees and expenses relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock] [Treasury Unit Proceeds] related to such [Corporate Units] [Treasury Units].

Dated:	Signature:

Signature Guarantee:

Please print name and address of registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

1

EXHIBIT E

INSTRUCTION TO PURCHASE CONTRACT AGENT FROM HOLDER

(To Create Cash Settled Units)

Deutsche Bank Trust Company Americas,

as Purchase Contract Agent

60 Wall Street, 24th Floor

New York, NY 10005

Attention: Corporates Team – Dominion Energy

Re:	Cash Settled Units of Dominion Energy, Inc., a Virginia corporation (the “Company”).

The undersigned Holder hereby notifies you that it has delivered to HSBC Bank USA, National Association, as Securities Intermediary, for credit to the Collateral Account, $         in exchange for an equal Value of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock held in the Collateral Account, in accordance with the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”; unless otherwise defined herein, terms defined in the Agreement are used herein as defined therein), among you, as the Purchase Contract Agent, and the Company, the Collateral Agent, the Custodial Agent and the Securities Intermediary. The undersigned Holder has paid all applicable fees and expenses relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock related to such Corporate Units.

Dated:	Signature:

Signature Guarantee:

Please print name and address of registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

1

EXHIBIT F

NOTICE FROM PURCHASE CONTRACT AGENT

TO HOLDERS UPON TERMINATION EVENT

(Transfer of Collateral upon Occurrence of a Termination Event)

[HOLDER]

Attention:

Telecopy:

Re: [         Corporate Units] [         Treasury Units] [         Cash Settled Units] of Dominion Energy, Inc., a Virginia corporation (the “Company”)

Please refer to the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Purchase Contract and Pledge Agreement”; unless otherwise defined herein, terms defined in the Purchase Contract and Pledge Agreement are used herein as defined therein), among the Company, the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units and Treasury Units from time to time, and HSBC Bank USA, National Association, as the Collateral Agent, the Custodial Agent and the Securities Intermediary.

We hereby notify you that a Termination Event has occurred and that [the Convertible Preferred Stock underlying the Pledged Applicable Ownership Interests in Convertible Preferred Stock] [the Pledged Applicable Ownership Interests in the Treasury Portfolio] [the Proceeds of the Treasury Security] [Pledged Cash] comprising a portion of your ownership interest in                  [Corporate Units] [Treasury Units] [Cash Settled Units] have been released and are being held by us for your account pending receipt of transfer instructions with respect to such [Convertible Preferred Stock] [Pledged Applicable Ownership Interests in the Treasury Portfolio] [Proceeds of the Treasury Security] [Pledged Cash] (the “Released Securities”).

Pursuant to Section 3.16 of the Purchase Contract and Pledge Agreement, we hereby request written transfer instructions with respect to the Released Securities. Upon receipt of your instructions and upon transfer to us of your [Corporate Units] [Treasury Units] [Cash Settled Units] effected through book-entry or by delivery to us of your [Corporate Units Certificate] [Treasury Units Certificate] [Cash Settled Units Certificate], we shall transfer the Released Securities by [book-entry transfer] [wire transfer] or other appropriate procedures, in accordance with your instructions. In the event you fail to effect such transfer or delivery, the Released Securities and any distributions thereon, shall be held in our name, or a nominee in trust for your benefit, until such time as such [Corporate Units] [Treasury Units] [Cash Settled Units] are transferred or your [Corporate Units Certificate] [Treasury Units Certificate] [Cash Settled Units

1

Certificate] is surrendered or satisfactory evidence is provided that such [Corporate Units Certificate] [Treasury Units Certificate] [Cash Settled Units Certificate] has been destroyed, lost or stolen, together with any indemnification that we or the Company may require.

Date:	DEUTSCHE BANK TRUST COMPANY AMERICAS, as Purchase Contract Agent

By:
Name:
Title:

By:
Name:
Title:

2

EXHIBIT G

INSTRUCTION

FROM PURCHASE CONTRACT AGENT

TO COLLATERAL AGENT

(Creation of Treasury Units)

HSBC Bank USA, National Association,

as Collateral Agent

452 Fifth Avenue

New York, NY 10018

Attention: Corporates Team – Dominion Energy

Re: Corporate Units of Dominion Energy, Inc. (the “Company”)

Please refer to the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

We hereby notify you in accordance with Section 3.13 of the Agreement that the holder of securities named below (the “Holder”) has elected to substitute [                ] Treasury Securities in exchange for an equal Value of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock relating to Corporate Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities to the Securities Intermediary, for credit to the Collateral Account.

We hereby request that you instruct the Securities Intermediary, upon confirmation that such Treasury Securities have been credited to the Collateral Account, to release to the undersigned an equal Value of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock or security entitlements with respect thereto related to                  Corporate Units of such Holder in accordance with Section 3.13 of the Agreement.

Date:	Deutsche Bank Trust Company Americas, as Purchase Contract Agent and as attorney-in-fact of the Holders from time to time of the Units

1

By:
Name:
Title:

By:
Name:
Title:

Please print name and address of Holder electing to substitute Cash for the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock:

Please print name and address of registered Holder:

Name:	Social Security or other Taxpayer Identification Number, if any
Address

2

EXHIBIT H

INSTRUCTION

FROM COLLATERAL AGENT

TO SECURITIES INTERMEDIARY

(Creation of Treasury Units)

HSBC Bank USA, National Association,

as Collateral Agent

452 Fifth Avenue

New York, NY 10018

Attention: Corporates Team – Dominion Energy

Re:	Corporate Units of Dominion Energy, Inc. (the “Company”)

This notice relates to the securities account of HSBC Bank USA, National Association, as Collateral Agent, maintained by the Securities Intermediary and designated “HSBC as Collateral Agent for DE 2019 Series A Equity Units” (the “Collateral Account”).

Please refer to the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent, and Deutsche Bank Trust Company Americas, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

When you have confirmed that [        ] Treasury Securities have been credited to the Collateral Account by or for the benefit of                 , as Holder of Corporate Units (the “Holder”), you are hereby instructed to release from the Collateral Account an equal Value of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock or security entitlements with respect thereto relating to                  Corporate Units of the Holder by Transfer to the Purchase Contract Agent.

Date:		HSBC Bank USA, National Association, as Collateral Agent

By:
Name:
Title:

1

By:
Name:
Title:

2

EXHIBIT I

INSTRUCTION

FROM PURCHASE CONTRACT AGENT

TO COLLATERAL AGENT

(Creation of Cash Settled Units)

HSBC Bank USA, National Association,

as Collateral Agent

452 Fifth Avenue

New York, NY 10018

Attention: Corporates Team – Dominion Energy

Re:	Corporate Units of Dominion Energy, Inc. (the “Company”)

Please refer to the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

We hereby notify you in accordance with Section 3.13 of the Agreement that the holder of securities named below (the “Holder”) has elected to substitute $[                ] of Cash in exchange for an equal Value of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock relating to Corporate Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Cash to the Securities Intermediary, for credit to the Collateral Account.

We hereby request that you instruct the Securities Intermediary, upon confirmation that such Cash has been credited to the Collateral Account, to release to the undersigned an equal Value of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock or security entitlements with respect thereto related to                  Corporate Units of such Holder in accordance with Section 3.13 of the Agreement.

1

Date:	Deutsche Bank Trust Company Americas, as Purchase Contract Agent and as attorney-in-fact of the Holders from time to time of the Units
By:
Name:
Title:

By:
Name:
Title:

Please print name and address of Holder electing to substitute Cash for the Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock:

Please print name and address of registered Holder:

Name:	Social Security or other Taxpayer Identification Number, if any

Address

2

EXHIBIT J

INSTRUCTION

FROM COLLATERAL AGENT

TO SECURITIES INTERMEDIARY

(Creation of Cash Settled Units)

HSBC Bank USA, National Association,

as Securities Intermediary

452 Fifth Avenue

New York, NY 10018

Attention: Corporates Team – Dominion Energy

Re:	Corporate Units of Dominion Energy, Inc. (the “Company”)

This notice relates to the securities account of HSBC Bank USA, National Association, as Collateral Agent, maintained by the Securities Intermediary and designated “HSBC as Collateral Agent for DE 2019 Series A Equity Units” (the “Collateral Account”).

Please refer to the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent, and Deutsche Bank Trust Company Americas, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

When you have confirmed that $                 of Cash has been credited to the Collateral Account by or for the benefit of                 , as Holder of Corporate Units (the “Holder”), you are hereby instructed to release from the Collateral Account an equal Value of Convertible Preferred Stock underlying Pledged Applicable Ownership Interests in Convertible Preferred Stock or security entitlements with respect thereto relating to                  Corporate Units of the Holder by Transfer to the Purchase Contract Agent.

Date:		HSBC Bank USA, National Association, as Collateral Agent

By:
Name:
Title:

1

By:
Name:
Title:

2

EXHIBIT K

INSTRUCTION

FROM PURCHASE CONTRACT AGENT

TO COLLATERAL AGENT

(Recreation of Corporate Units)

HSBC Bank USA, National Association,

as Collateral Agent

452 Fifth Avenue

New York, NY 10018

Attention: Corporates Team – Dominion Energy

Re:	Treasury Units of Dominion Energy, Inc. (the “Company”)

Please refer to the Series A Purchase Contract and Pledge Agreement dated as of June 14, 2019 (the “Agreement”), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Treasury Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

We hereby notify you in accordance with Section 3.15 of the Agreement that the holder of securities named below (the “Holder”) has elected to substitute $[●] Value of Convertible Preferred Stock or security entitlements with respect thereto in exchange for the Treasury Securities relating to [●] Treasury Units and has delivered to the undersigned a notice stating that the holder has Transferred such Convertible Preferred Stock or security entitlements with respect thereto to the Securities Intermediary, for credit to the Collateral Account.

We hereby request that you instruct the Securities Intermediary, upon confirmation that such Convertible Preferred Stock or security entitlements with respect thereto have been credited to the Collateral Account, to release to the undersigned the proceeds of the Treasury Security related to [●] Treasury Units of such Holder in accordance with Section 3.15 of the Agreement.

1

Date:	Deutsche Bank Trust Company Americas, as Purchase Contract Agent
By:
Name:
Title:

By:
Name:
Title:

Please print name and address of registered Holder:

Name:	Social Security or other Taxpayer Identification Number, if any

Address

2

EXHIBIT L

INSTRUCTION

FROM COLLATERAL AGENT

TO SECURITIES INTERMEDIARY

(Recreation of Corporate Units)

HSBC Bank USA, National Association,

as Securities Intermediary

452 Fifth Avenue

New York, NY 10018

Attention: Corporates Team – Dominion Energy

Re:	Treasury Units of Dominion Energy, Inc. (the “Company”)

This notice relates to the securities account of HSBC Bank USA, National Association, as Collateral Agent, maintained by the Securities Intermediary and designated “HSBC as Collateral Agent for DE 2019 Series A Equity Units” (the “Collateral Account”).

Please refer to the Series A Purchase Contract and Pledge Agreement dated as of June 14, 2019 (the “Agreement”), among the Company, you, as Securities Intermediary, Custodial Agent and Collateral Agent, and Deutsche Bank Trust Company Americas, as Purchase Contract Agent and as attorney-in-fact for the holders of Treasury Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

When you have confirmed that $[●] Value of Convertible Preferred Stock or security entitlements with respect thereto has been credited to the Collateral Account by or for the benefit of [●], as Holder of Treasury Units (the “Holder”), you are hereby instructed to release from the Collateral Account the Treasury Securities corresponding to [●] Treasury Units by Transfer to the Purchase Contract Agent.

Date:	HSBC Bank USA, National Association, as Collateral Agent

By:
Name:
Title:

1

By:
Name:
Title:

2

EXHIBIT M

INSTRUCTION FROM HOLDER OF SEPARATE SHARES OF CONVERTIBLE PREFERRED STOCK TO CUSTODIAL AGENT REGARDING REMARKETING

HSBC Bank USA, National Association,

as Custodial Agent

452 Fifth Avenue

New York, NY 10018

Attention: Corporates Team – Dominion Energy

Re:	Convertible Preferred Stock of Dominion Energy, Inc. (the “Company”)

The undersigned Holder hereby notifies you in accordance with Section 5.02(e) of the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”), among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary, and Deutsche Bank Trust Company Americas, as the Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units, Treasury Units and Cash Settled Units from time to time, that the undersigned elects to deliver [●] aggregate number of Separate Shares of Convertible Preferred Stock for delivery to a Remarketing Agent prior to a Remarketing, other than during a Blackout Period, for remarketing pursuant to Section 5.02(e) of the Agreement. The undersigned will, upon request of a Remarketing Agent, execute and deliver any additional documents deemed by such Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Separate Shares of Convertible Preferred Stock tendered hereby. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

The undersigned hereby instructs you, upon receipt of the Proceeds of a Successful Remarketing from the Remarketing Agent, to deliver such Proceeds to the undersigned in accordance with the instructions indicated herein under “A. Payment Instructions.” The undersigned hereby instructs you, in the event of an Unsuccessful Remarketing, upon receipt of the Separate Shares of Convertible Preferred Stock tendered herewith from the Remarketing Agents, to deliver such Separate Shares of Convertible Preferred Stock to the person(s) and the address(es) indicated herein under “B. Delivery Instructions.”

With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Separate Shares of Convertible Preferred Stock tendered hereby and that the undersigned is the record owner of any Separate Shares of Convertible Preferred Stock tendered herewith in physical form or a participant in The Depository Trust Company (“DTC”) and the beneficial owner of any Separate Shares of Convertible Preferred Stock tendered herewith by book-entry transfer to your

1

account at DTC, (ii) agrees to be bound by the terms and conditions of Section 5.02 of the Agreement and (iii) acknowledges and agrees that after the close of business on the second Business Day immediately preceding the first day of the Applicable Remarketing Period, such election shall become an irrevocable election to have such Separate Shares of Convertible Preferred Stock remarketed in each Remarketing during the Applicable Remarketing Period, and that the Separate Shares of Convertible Preferred Stock tendered herewith will only be returned in the event of an Unsuccessful Remarketing, subject to Section 5.02(b)(vii) of the Agreement.

Date:

By:
Name:
Title:

Signature Guarantee:

Name:	Social Security or other Taxpayer Identification Number, if any

Address

2

A.	PAYMENT INSTRUCTIONS

Proceeds of a Successful Remarketing should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below.

Name(s)

(Please Print)

Address

(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)

B.	DELIVERY INSTRUCTIONS

In the event of an Unsuccessful Remarketing, subject to Section 5.02(b)(vii) of the Agreement, shares of Convertible Preferred Stock which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.

Name(s)

(Please Print)

Address

(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)

In the event of an Unsuccessful Remarketing, subject to Section 5.02(b)(vii) of the Agreement, shares of Convertible Preferred Stock which are in book-entry form should be credited to the account at The Depository Trust Company set forth below.

DTC Account Number

Name of Account Party:

3

EXHIBIT N

INSTRUCTION FROM HOLDER OF SEPARATE SHARES OF CONVERTIBLE PREFERRED STOCK TO CUSTODIAL AGENT REGARDING WITHDRAWAL FROM REMARKETING

HSBC Bank USA, National Association,

as Custodial Agent

452 Fifth Avenue

New York, NY 10018

Attention: Corporates Team – Dominion Energy

Re:	Convertible Preferred Stock of Dominion Energy, Inc. (the “Company”)

The undersigned Holder hereby notifies you in accordance with Section 5.02(e) of the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”), among the Company and you, as Collateral Agent, Custodial Agent and Securities Intermediary, and Deutsche Bank Trust Company Americas, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units, Treasury Units and Cash Settled Units from time to time, that the undersigned elects to withdraw the [●] Separate Shares of Convertible Preferred Stock delivered to you for Remarketing pursuant to Section 5.02 of the Agreement. The undersigned hereby instructs you to return such Separate Shares of Convertible Preferred Stock to the undersigned in accordance with the undersigned’s instructions. With this notice, the Undersigned hereby agrees to be bound by the terms and conditions of Section 5.02 of the Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

Date:

By:
Name:
Title:

Signature Guarantee:

Name:	Social Security or other Taxpayer Identification Number, if any

Address:

1

EXHIBIT O

NOTIFICATION FROM PURCHASE CONTRACT AGENT TO COLLATERAL AGENT REGARDING FUNDAMENTAL CHANGE EARLY SETTLEMENT

HSBC Bank USA, National Association,

as Custodial Agent

452 Fifth Avenue

New York, NY 10018

Attention: Corporates Team – Dominion Energy

Re:	Convertible Preferred Stock of Dominion Energy, Inc. (the “Company”)

The undersigned hereby notifies you in accordance with Section 5.04(a) of the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”), among the Company and you, as Collateral Agent, Custodial Agent and Securities Intermediary, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units, Treasury Units and Cash Settled Units from time to time, that all the conditions necessary for a Fundamental Change Early Settlement (as defined in the Agreement) by the below specified Holder have been satisfied pursuant to which the undersigned has received from such Holder, and paid to the Company as confirmed in writing by the Company, the below specified Purchase Price.

Holder:

Purchase Price:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Purchase Contract Agent

By:
Name: Title:

By:
Name: Title:

DATED:

1

EXHIBIT P

NOTICE TO SETTLE WITH CASH AFTER UNSUCCESSFUL FINAL REMARKETING

Deutsche Bank Trust Company Americas,

as Purchase Contract Agent

60 Wall Street, 24th Floor

New York, NY 10005

Attention: Corporates Team – Dominion Energy

Re:	Corporate Units of Dominion Energy, Inc., a Virginia corporation (the “Company”).

The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.02(b)(vii) of the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Purchase Contract and Pledge Agreement”), among you, as the Purchase Contract Agent, and the Company, the Collateral Agent, the Custodial Agent and the Securities Intermediary, that such Holder has elected to pay to or upon the order of the Securities Intermediary for deposit in the Collateral Account, on or prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date (in Cash by certified or cashier’s check or wire transfer, in immediately available funds), $[ ] as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company with respect to [ ] Purchase Contracts on the Purchase Contract Settlement Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holders’ election to settle the Purchase Contracts related to such Holder’s Corporate Units with separate cash.

Dated:	Signature:

Signature Guarantee:

Please print name and address of registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

1

EXHIBIT Q

NOTICE FROM PURCHASE CONTRACT AGENT

TO COLLATERAL AGENT

(Settlement with Separate Cash)

HSBC Bank USA, National Association,

as Custodial Agent

452 Fifth Avenue

New York, NY 10018

Attention: Corporates Team – Dominion Energy

Re:	Corporate Units of Dominion Energy, Inc. (the “Company”)

Please refer to the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units and Treasury Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

We hereby notify you in accordance with Section 5.02(b)(vii) of the Agreement that the holder of Corporate Units named below (the “Holder”) has elected to settle the [ ] Purchase Contracts related to its Pledged Applicable Ownership Interests in Convertible Preferred Stock with [ ] of separate cash prior to 5:00 p.m. (New York City time) on the second Business Day immediately preceding the Purchase Contract Settlement Date (in Cash by certified or cashier’s check or wire transfer, in immediately available funds payable to or upon the order of the Securities Intermediary) and has delivered to the undersigned a notice to that effect.

We hereby request that you, upon confirmation that the Purchase Price has been paid by the Holder to the Securities Intermediary in accordance with Section 5.02(b)(vii) of the Agreement in lieu of delivery of the Convertible Preferred Stock underlying such Holder’s Applicable Ownership Interest in Convertible Preferred Stock, give us notice of the receipt of such payment and, thereafter, you are instructed to, or instructed to cause the Securities Intermediary to, (A) deposit the separate cash received in the Collateral Account and, if applicable, invest such separate cash in Permitted Investments consistent with the instructions of the Company as provided in Section 5.02(b)(vii) of the Agreement, (B) promptly release from the Pledge the Convertible Preferred Stock underlying the Applicable Ownership Interest in Convertible Preferred Stock related to the Corporate Units as to which such Holder has paid such separate cash; and (C) promptly Transfer all such shares of Convertible Preferred Stock to us for distribution to such Holder, in each case free and clear of the Pledge created by the Agreement.

1

Please print name and address of registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Purchase Contract Agent

By:
Name: Title:

By:
Name: Title:

DATED:

2

EXHIBIT R

NOTICE OF SETTLEMENT WITH SEPARATE CASH FROM

SECURITIES INTERMEDIARY TO PURCHASE CONTRACT AGENT

AND COLLATERAL AGENT

(Settlement with Separate Cash)

Deutsche Bank Trust Company Americas,

as Purchase Contract Agent

60 Wall Street, 24th Floor

New York, NY 10005

Attention: Corporates Team – Dominion Energy

HSBC Bank USA, National Association,

as Custodial Agent

452 Fifth Avenue

New York, NY 10018

Attention: Corporates Team – Dominion Energy

Re:	Corporate Units of Dominion Energy, Inc. (the “Company”)

Please refer to the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”), among you and the Company. Unless otherwise defined herein, terms defined in the Agreement are used herein as defined therein.

In accordance with Section 5.02(b)(vii) of the Agreement, we hereby notify you that as of 5:00 p.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date, (i) we have received from [    ] $[    ] in immediately available funds paid in an aggregate amount equal to the Purchase Price due to the Company on the Purchase Contract Settlement Date with respect to [    ] Corporate Units and (ii) based on the funds received set forth in clause (i) above, an aggregate of [    ] shares of Convertible Preferred Stock underlying related Pledged Applicable Ownership Interests in Convertible Preferred Stock are to be released from the Pledge and Transferred to the Purchase Contract Agent.

Date:	HSBC Bank USA, National Association, as Securities Intermediary

Name:
Title:

1

Name:
Title:

2

EXHIBIT S

INSTRUCTION TO TRANSFER AGENT FROM PURCHASE CONTRACT AGENT

(To Transfer Shares of Convertible Preferred Stock to Holder)

Broadridge Corporate Issuer Solutions

51 Mercedes Way

Edgewood, NY 11717

Attn: Corporate Actions

Re:	[ ] Shares of Dominion Energy, Inc. 1.75% Series A Cumulative Perpetual Convertible Preferred Stock, without par value (the “Convertible Preferred Stock”)

Reference is hereby made to the Series A Purchase Contract and Pledge Agreement, dated as of June 14, 2019 (the “Agreement”), among Dominion Energy, Inc., Deutsche Bank Trust Company Americas, as Purchase Contract Agent (the “Purchase Contract Agent”), and HSBC Bank USA, National Association, as Collateral Agent (the “Collateral Agent”), Custodial Agent and Securities Intermediary. Terms used and not defined herein shall have the meanings assigned in the Agreement.

You, as Transfer Agent, are hereby directed by the Purchase Contract Agent, in its capacity as attorney-in-fact of the Holder to which this notice relates, to, through the DWAC delivery system of the Depository Trust Company (“DTC”):

•	accept the delivery of [ ] shares of Convertible Preferred Stock from DTC Participant HSBC Bank USA N/A #8396; and

•	allocate such [ ] shares of Convertible Preferred Stock to DTC Participant [ ] #[ ].

Date:	Deutsche Bank Trust Company Americas, as Purchase Contract Agent and as attorney-in-fact of the Holders from time to time of the Units

By:
Name:
Title:

3

By:
Name:
Title:

4